As filed with the Securities and Exchange Commission on or about April 25, 2025

Registration Statement File No. 333-95845
Registration Statement File No. 811-08698

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐  Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 27

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

 ☒ Amendment No. 80
(Check appropriate box or boxes.)

C.M. Multi-Account A
(Exact Name of Registered Separate Account)

C.M. Life Insurance Company
(Name of Insurance Company)

1295 State Street, Springfield, Massachusetts 01111-0001
(Address of Insurance Company’s Principal Executive Offices)

(860) 562-1000
(Insurance Company’s Telephone Number, including Area Code)

Gary Murtagh
Vice President
C.M. Life Insurance Company
200 Great Pond Drive, Suite 150
Windsor, Connecticut 06095
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 28, 2025 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on __________ pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☐	Insurance Company relying on Rule 12h-7 under the Exchange Act

☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Title of Securities Being Registered: Units of Interest in MassMutual Artistry, an Individual or Group Deferred Variable Annuity Contract.

MassMutual Artistry Variable Annuity

Issued by C.M. Life Insurance Company

C.M. Multi-Account A

This prospectus describes the MassMutual Artistry deferred individual or group variable annuity contract (Contract) offered by
C.M. Life Insurance Company (“C.M. Life,” “Company,” “we,” “us”). We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Contract Value and Annuity Payments on a fixed and/or variable basis.

You, the Contract Owner, have a number of investment options in the Contract. Subject to state availability, these investment options include one fixed account option and multiple variable investment divisions (Sub-Accounts) of C.M. Multi-Account A (Separate Account). Each Sub-Account, in turn, invests in one of the investment entities (Funds). For more information about the investment entities, see “Appendix A – Investment Options Available under the Contract.”

The Contract is a complex investment and involves risks, including potential loss of all amounts you allocate to a Sub-Account. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals may result in the assessment of a Contingent Deferred Sales Charge, income tax, and premature distribution taxes.

The Contract:

• is not a bank or credit union deposit or obligation.
• is not FDIC or NCUA insured.
• is not insured by any federal government agency.

• is not guaranteed by any bank or credit union.
• may go down in value.
• provides guarantees that are subject to our financial strength and claims-paying ability.

IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT
WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell the Contract in any jurisdiction where it is illegal to offer the Contract nor is it an offer to sell the Contract to anyone to whom it is illegal to offer the Contract.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the MassMutual Artistry Variable Annuity.

Effective April 28, 2025

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Glossary

Accumulation Phase. The period prior to the commencement of Annuity Payments during which Purchase Payments may be made.

Accumulation Unit. A unit of measure used to determine your value in a Sub-Account during the Accumulation Phase.

Age. In this prospectus the term “Age,” except when discussed in regards to specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the Age is being determined. This means we calculate your Age based on your nearest birthday, which could be either your last birthday or your next. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

Annuitant. The person(s) on whose life Annuity Payments are based, with the exception of the non-lifetime contingent option. See “The Income Phase – Annuity Options.” The term Annuitant also includes the joint Annuitant, if any. The Annuitant has no rights to the Contract.

Annuity Date. The date Annuity Payments begin.

Annuity Options. Options available for Annuity Payments.

Annuity Payments. Series of payments made pursuant to the Annuity Option(s) elected.

Beneficiary. The person(s) or entity(ies) that the Contract Owner designates to receive the death benefit provided by the Contract.

Business Day. Every day the New York Stock Exchange (NYSE), or its successor, is open for trading. Our Business Day ends at the Close of Business.

Close of Business. The time on a Business Day when the NYSE ends regular trading, usually at 4:00 p.m. Eastern Time. However, when the NYSE closes early or closes due to any emergency or SEC order, the Close of Business will occur at the same time.

Contingent Deferred Sales Charge (CDSC). A charge that may be assessed against each withdrawal that exceeds the free withdrawal amount and amounts applied to Annuity Option E or F.

Contract. The MassMutual  Artistry Variable Annuity; a deferred individual or group variable annuity contract.

Contract Anniversary. An anniversary of the Issue Date of the Contract.

Contract Owner. The person(s) or entity entitled to ownership rights under the Contract. See “Ownership – Contract Owner.”

Contract Value. The sum of your values in the Sub-Accounts and The Fixed Account during the Accumulation Phase.

Fund(s). The investment entities into which the assets of the Separate Account will be invested.

General Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.

Good Order. Any application, Purchase Payments, withdrawal requests, or forms required by the Company which are satisfactory to the Company.

Income Phase. The period that begins on the Annuity Date and ends with the last Annuity Payment. The Income Phase is also referred to as the Annuity Phase.

Issue Date. The date on which the Contract becomes effective. The Issue Date is included in the Contract.

Non-Business Day. Any day when the NYSE is not open for trading. Unless specified otherwise, if the due date for any activity required by the Contract  falls on any day that is not a Business Day, performance of such activity will be rendered on the first Business Day following such due date.

Premium Tax. A tax imposed by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when Contract Value is withdrawn.

Purchase Payment(s). Any amount paid to us by you or on your behalf with respect to the Contract during the Accumulation Phase.

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Qualified Contract. Your Contract is referred to as a Qualified Contract if it is used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. For information on the types of qualified plans for which the Contract is available, see “Taxes – Qualified Contracts.”

Required Minimum Distribution (RMD). A minimum amount the federal tax law requires to be withdrawn from certain Qualified Contracts each year. RMDs are generally required to begin by the required beginning date specified in IRC Section 401(a)(9).

Separate Account. The account that holds the assets underlying the Contracts that are not allocated to our General Account. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.

Service Center. MassMutual, Document Management Services  –  Annuities W360, PO Box 9067, Springfield, MA 01102-9067, (800) 272-2216, (fax) (866) 329-4272, (email)   ANNfax@MassMutual.com, www.MassMutual.com. (Overnight mail address:  MassMutual, Document Management Services –  Annuities W360, 1295 State Street, Springfield, MA 01111-0001.)

Sub-Account. The Separate Account assets are divided into Sub-Accounts. The assets of each Sub-Account will be invested in the shares of a single Fund.

Written Request. A written communication or instruction sent by you to the Company. A Written Request must be in Good Order and must be received by the Company’s Service Center. The Company may consent to receiving requests electronically or by telephone at the Service Center.

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Overview of the Contract

What is this Contract, and what is it designed to do? The MassMutual Artistry Variable Annuity Contract is designed to enable you to accumulate assets through investments in one or more of the variable investment divisions (Sub-Accounts) of the C.M. Multi-Account A (Separate Account) and The Fixed Account. The Contract can supplement your retirement income by providing a stream of income during the Income Phase. Before you begin receiving Annuity Payments, the Contract also provides a death benefit for your designated Beneficiaries. The Contract may be appropriate if you have a long term investment horizon. It is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Sub-Accounts.

We no longer sell MassMutual Artistry. However, we continue to administer existing Contracts, and you may continue making additional Purchase Payments to your Contract, subject to certain restrictions.

The Contract was designed primarily for use in annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (IRC). These plans are sometimes called “tax-sheltered annuities” or “TSAs.” Subject to state availability, the Contract was also sold to governmental entities pursuant to IRC Section 457(b).

We issued the Contract as an individual or group variable annuity Contract. In those states where we issue a group Contract, we issue certificates to individuals, and these individuals are considered participants. The certificate is subject to the terms of the group Contract under which we issue the certificate.

The certificate indicates the participant’s rights and benefits under the group Contract. Terms of the group Contract are controlling.

The participant, as an owner, may exercise all rights and benefits of the certificate without the consent of the group Contract Owner. Unless we state otherwise, the owner of the certificate under a group Contract and the owner of an individual Contract have the same rights and benefits. As a result, the term “Contract” means either an individual deferred variable annuity or a certificate issued under the group deferred variable annuity.

How do I accumulate assets in the Contract and receive income from the Contract?  The Contract has two phases:
1) the Accumulation Phase and 2) the Income Phase. Your Contract is in the Accumulation Phase until you decide to begin receiving Annuity Payments. During the Accumulation Phase we provide a death benefit. Once you begin receiving Annuity Payments, your Contract enters the Income Phase.

The Contract offers numerous underlying funds and one fixed account investment option. A list of the investment options available under the Contract is provided at the back of this prospectus. See “Appendix A – Investment Options Available Under the Contract.”

Accumulation Phase

During the Accumulation Phase, subject to certain restrictions, you may apply Purchase Payments to the Contract and allocate the Purchase Payments among:

○	the Sub-Accounts of the Separate Account, each of which invests in a mutual fund (Fund), with each Fund having its own investment strategy, investment adviser, expense ratio and returns, and

○	The Fixed Account. Assets allocated to The Fixed Account are credited with a specified rate that we declare in advance.

Income Phase

During the Income Phase, you may receive fixed, variable or a combination of fixed and variable Annuity Payments under the Contract by applying your Contract Value to a payment option.

○	Depending on the payment option you select, payments may continue for the life of one or two Annuitants, for a specified period between five and thirty years, or as determined in accordance with terms agreed upon in writing by you and us.

When you elect to receive Annuity Payments, your Contract Value will be converted into income payments and you may no longer be able to withdraw money at will from your Contract. At this time, the Accumulation Phase will end.

If you elect to apply your Contract Value to Annuity Option E or F and the period certain is less than 10 years, the amount applied may be subject to a CDSC.

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What are the primary features and options that the MassMutual Artistry Variable Annuity offers?

•	Accessing your money. During the Accumulation Phase, you may make a partial or full withdrawal of your Contract Value by submitting a partial withdrawal form or full withdrawal form acceptable to us in Good Order to our Service Center. You may also submit the requests by other means that we authorize, such as email, telephone or fax. Contact our Service Center for details.

All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the Income Phase will depend on the Annuity Option selected.

In some states, if your Contract is a tax-sheltered annuity, you may be able to take a loan under your Contract.

•	Tax treatment. You may transfer Contract Value among investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed only when (1) you make a partial or full withdrawal; (2) you receive an Annuity Payment under the Contract; or (3) upon payment of the death benefit.

•	Death Benefit. A Beneficiary may receive a benefit in the event of your death prior to the Income Phase. Once the Income Phase commences, payments upon death may be available to Beneficiaries depending on the Annuity Option elected.

•	Additional Benefits and Services. We make certain additional services available under the Contract at no additional charge:

The Dollar Cost Averaging Program allows you to transfer a set amount from a Sub-Account to any other Sub-Account on a regular schedule.

The Automatic Rebalancing Program automatically rebalances your Contract Value among your selected Sub-Accounts in order to restore your allocation to the original level. Contract Value allocated to The Fixed Account cannot participate.

The Interest Sweep Option automatically transfers earnings from your Contract Value in The Fixed Account to any one Sub-Account or combination of Sub-Accounts that you select.

The Systematic Withdrawal Program allows you to set up automatic periodic withdrawals from your Contract Value. We will take any withdrawal under this Program proportionally from your Contract Value in your selected investment options unless we are instructed otherwise.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your Contract. Certain non-material provisions of your Contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. Any such state variations will be included in your Contract or in riders or endorsements attached to your Contract. See your Contract for specific variations. Also see “Appendix E – State Variations of Certain Contract Features.”

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Important Information You Should Consider About the Contract

	FEES, EXPENSES, AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?

Yes. If, within nine years following your Issue Date, you withdraw money from your Contract, or apply Contract Value to Annuity Option  E or F and the period certain is less than 10 years, you may be assessed a Contingent Deferred Sales Charge (CDSC) of up to 8% of the amount withdrawn (less up to a 10% free withdrawal amount) or applied to Annuity Option E  or F, declining to 0% after the ninth year.
For example, if we issued your Contract with a $100,000 Purchase Payment, and you withdrew the $100,000 Purchase Payment during the first year after your Issue Date, you could be assessed a charge of up to $7,200 on the amount withdrawn. This could result in a loss of principal regardless of market performance. This loss will be greater if income taxes or premature distribution taxes apply.

Charges and Deductions – Contingent Deferred Sales Charge (CDSC)
Are There Transaction Charges?

No. Currently, we do not assess a charge to transfer Contract Value among the investment options during the Accumulation Phase. However, we reserve the right to assess a charge equal to the lesser of $20 or 2% of the amount transferred for each transfer allowed in a calendar year as provided by the Contract.

Charges and Deductions – Transfer Fee

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	FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you may pay  each year, depending on the investment options you choose.  Please refer to your Contract specifications page(s) for information about the specific fees you will pay each year based on the options you elected.

Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract	1.18%(1)	1.18%(1)
	Fund fees and expenses	0.42%(2)	2.54%(2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0%	0%

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could result in the assessment of CDSCs that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$1,423	$3,028
Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive Fund fees and expenses • No optional benefits • No CDSC • No additional Purchase Payments, transfers, or withdrawals

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of optional benefits and Fund Fees and expenses

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

(1)	Represents the mortality and expense risk charge and administrative charge (charged as a percentage of average account value in the Separate Account on an annualized basis) and the annual contract maintenance charge (a fixed dollar amount that may be waived for certain Contract Value amounts) collected during the Contract Year that are attributable to the Contract divided by the total average net assets that are attributable to the Contract.
(2)	As a percentage of the daily value of the Contract Value allocated to the Funds on an annualized basis.

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	RISKS	LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?

No.

•

This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•

CDSCs may apply for up to nine years following your Issue Date.

•

If CDSCs apply, they will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.

•

Withdrawals may result in income taxes and premature distribution taxes.

Principal Risks of Investing in the Contract
What are the Risks Associated with the Investment Options?
•

An investment in this Contract is subject to the risk of poor investment performance of the Funds you choose and can vary depending upon the performance of the Funds available under the Contract.

•

Each Fund and fixed account has its own unique risks.

•

You should review the investment options, including prospectuses for the available Funds and the terms of the fixed account, before making an investment decision.

Principal Risks of Investing in the Contract
What are the Risks Related to the Insurance Company?
•

An investment in the Contract is subject to the risks related to the Depositor (C.M. Life). Any obligations (including under the fixed account), guarantees, and benefits of the Contract are subject to the claims-paying ability of C.M. Life. If C.M. Life experiences financial distress, it may not be able to meet its obligations to you. More information about C.M. Life, including its financial strength ratings, is available by request by calling (800) 272-2216 or by visiting www.MassMutual.com/ratings.

Principal Risks of Investing in the Contract

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	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?

Yes.

•

Currently, there is no charge when you transfer Contract Value among investment options. However,  C.M. Life reserves the right to assess a charge equal to the lesser of $20 or 2% of the amount transferred for each transfer allowed in a calendar year as provided by the Contract.

•

C.M. Life reserves the right to remove or substitute Funds as investment options that are available under the Contract.

•

We reserve the right to limit transfers if frequent or large transfers occur.

•

Transfers from The Fixed Account to the Funds are subject to certain restrictions.

General Information about C.M. Life Insurance Company, the Separate Account and the Investment Options – The Funds
Transfers and Transfer  Programs
Transfers and Transfer Programs – Transfers During the Accumulation Phase

Are There Any Restrictions on Contract Benefits?

Yes.

•

If your Contract is a tax-sheltered annuity, you may be able to take a loan under your Contract.

•

We charge interest on loans.

•

If the loan is in default, the outstanding debt will be considered a taxable distribution.

•

Loans may negatively affect the death benefit and Contract Value.

•

We reserve the right to assess a $35 loan origination fee.

Additional Benefits – Right to Take Loans

	TAXES	LOCATION IN PROSPECTUS
What are the Contract’s Tax Implications?
•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•

If your Contract is funding a qualified retirement plan or individual retirement annuity (IRA), you do not receive any additional tax deferral.

•

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay an additional income tax if you take a withdrawal before age 59½. Earnings for this purpose consist of Contract Value in excess of your after-tax investment (cost basis) in the Contract.

Taxes

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	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
•

Your registered representative may have received compensation, in the form of commissions, for selling this Contract to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual.  Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (Contract retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans.  Sales of the Contract may have helped these registered representatives and their supervisors qualify for such benefits.

•

This conflict of interest may have influenced your registered representative to offer or recommend this Contract over another investment.

Other Information – Distribution
Should I Exchange my Contract?
•

Because the Contract is no longer sold, you would not be affected by a scenario in which you are asked to replace an existing annuity contract you own with a new purchase of this Contract. However, in general you should be aware that some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. Thus, in general, you should only exchange your annuity contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is preferable for you to purchase the new annuity rather than continue to own the existing annuity.

N/A

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Additional Information about Fees

The following tables describe the fees and expenses you pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page  for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or you transfer the Contract Value between investment options. State Premium Taxes may also be deducted.

Transaction Expenses	Maximum	Current
Contingent Deferred Sales Charge (CDSC)(1)	8%	8%
(1)	The CDSC percentage charge is a percentage of the amount withdrawn or applied to certain Annuity Options. The CDSC percentage decreases over time in the following manner: 8% in years 1 and 2, 7% in year 3, 6% in year 4, 5% in year 5, 4% in year 6, 3% in year 7, 2% in year 8, 1% in year 9, and 0% in year 10 or later.

Transfer Fee During the Accumulation Phase	The lesser of $20 or 2% of the amount transferred.	$0
Loan Origination Fee	$35	$0

The next table describes fees and expenses you will pay each year during the time you own the Contract, not including underlying Fund fees and expenses.

Annual Contract Expenses	Maximum	Current
Administrative Expenses(1)	$60	$0
Base Contract Expenses (as a percentage of average account value)	1.50%(2)	1.18%(2)
(1)	This represents the annual contract maintenance charge.
(2)	The Base Contract Expenses represent the sum of the mortality and expense risk charge and the administrative charge. The current mortality and expense risk charge is 1.03% annually and the current administrative charge is 0.15% annually. The maximum mortality and expense risk charge is 1.25% annually and the maximum administrative charge is 0.25% annually. These charges are a percentage of average account value in the Separate Account on an annualized basis.

Annual Fund Operating Expenses

The next item shows the minimum and maximum operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Charge	Minimum	Maximum
Range of annual Fund operating expenses (including management fees, distribution and/or service (12b-1) fees and other expenses).(1)	0.42%	2.54%
(1)	The Fund expenses used to prepare this item were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the Contract. For information on compensation we may receive from the Funds and their advisers and sub-advisers, see “General Information about C.M. Life Insurance Company, the Separate Account and the Investment Options – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the Contract, see “Distribution.”

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Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other contracts that offer variable options. These costs include Contract Owner transaction expenses, annual Contract fees, and Fund fees and expenses. The Examples assume that no loan has been taken.

The examples assume all Contract Value is allocated to the Funds. Your costs could differ from those shown below if you invest in the fixed account option.

Example I assumes that you withdraw all your Contract Value at the end of each year shown.

Example II assumes you do not withdraw any Contract Value at the end of each year shown, or that you decide to begin the Income Phase at the end of each year shown and we do not deduct a Contingent Deferred Sales Charge. (Currently the Income Phase is not available until 30 days after you purchase your Contract.)

Both Example I and Example II assume:

•	that you invest $100,000 in the Contract for the time periods indicated,

•	that you allocate it to a Sub-Account that has a 5% gross return each year,

•	that either the current or maximum fees and expenses in the “Additional Information About Fees” tables apply, and

•	that you selected one of two Sub-Accounts:

○	the one that invests in the Fund with the maximum operating expenses; or

○	the one that invests in the Fund with the minimum operating expenses.

Examples Using Maximum Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-Account with maximum operating expenses	$11,372	$18,889	$25,583	$42,701	$4,100	$12,411	$20,872	$42,701
Sub-Account with minimum operating expenses	$9,422	$13,032	$15,755	$22,719	$1,980	$6,121	$10,516	$22,719

Examples Using Current Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-Account with maximum operating expenses	$11,022	$17,858	$23,884	$39,418	$3,720	$11,303	$19,082	$39,418
Sub-Account with minimum operating expenses	$9,072	$11,955	$13,901	$18,684	$1,600	$4,965	$8,563	$18,684

The examples using current expenses do not reflect an annual contract  maintenance charge. The examples using maximum expenses reflect the annual contract  maintenance charge of $60 as an annual charge of 0.06%.

The examples do not reflect any Premium Taxes. However, Premium Taxes may apply.

The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

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Principal Risks of Investing in the Contract

There are risks associated with investing in the Contract.

Market Risk. You can lose money in a variable annuity, including potential loss of your entire amount invested. The value of your investment and any returns will depend on the performance of the Funds you select. Those Funds could decline in value very significantly, and the risk of loss varies with each Fund. You bear the risk of any decline in your Contract Value resulting from the poor performance of the Funds you have selected. The investment risks are described in the prospectuses for the Funds.

Early Withdrawal Risk.  Variable annuities are not a short-term investment vehicle. The CDSC may apply for a number of years, so the Contract should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your Purchase Payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings and may be subject to a 10% additional income tax if taken before age 59½. Accordingly, you should carefully consider your income and liquidity needs before purchasing a Contract. Additional information about these risks appear in “Important Information You Should Consider About the Contract,” “Withdrawals,” and “Taxes.”

Contract Benefits Risk. In some states, if your Contract is a tax-sheltered annuity, you may be able to  take a loan under your Contract. We charge interest daily on any outstanding loan. If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be determined to be  in default. If you default, the outstanding debt will be considered a taxable distribution and we will do appropriate tax reporting.  A loan, whether or not repaid, may have a permanent effect on the death benefit and Contract Value.

Insurance Company Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account. Similarly, our experiencing financial difficulty could interfere with our ability to fulfill our obligations under The Fixed Account and other General Account obligations.

Contract Changes Risk. We reserve the right to limit transfers. We also reserve the right to remove or substitute Funds as investment options available under the Contract. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59½ an additional income tax may apply to the taxable portion of the withdrawal. In addition, even if the Contract is held for years before any withdrawal is made, earnings are taxable as ordinary income rather than capital gains. Earnings for this purpose consist of Contract Value in excess of your after-tax investment in the Contract.

Cybersecurity and Certain Business Continuity Risks.  The Company relies on its parent, MassMutual, for various operating and administrative services including computer systems. MassMutual’s operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, MassMutual must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If MassMutual fails to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, MassMutual cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.

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General Information about C.M. Life Insurance Company, the Separate Account and the Investment Options

The Company

C.M. Life Insurance Company (C.M. Life) is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001. C.M. Life’s home office is located at 200 Great Pond Drive, Suite 150, Windsor, Connecticut 06095.

Financial Condition of the Company

We use General Account assets for many purposes, including to pay death benefits, Annuity Payments, withdrawals and transfers from any fixed account and to pay amounts we provide to you through any elected additional feature that are in excess of your Contract Value allocated to the Separate Account. Any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent they exceed our liabilities under the Contract and other contracts we issue that are funded by the Separate Account.

We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the General Account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our General Account to our insurance policies and financial products. We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we hedge our investments in our General Account and may require that purchasers of certain of our variable insurance products allocate Purchase Payments and Contract Value according to specified investment requirements. Even with these safeguards in place, there are risks to purchasing any insurance product and there is no guarantee that we will always be able to meet our claims-paying obligations.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial setback because of the inherent risks in the insurer’s operations. These risks include losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets – e.g., bonds, mortgages, general real estate investments, and stocks – as well as the loss in market value of these investments.

We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investment in that portfolio.

The C.M. Life financial information in the SAI includes a more detailed discussion of the risks inherent in our General Account assets. We encourage both existing and prospective Contract Owners to read and understand our financial statements.

The Separate Account

We established C.M. Life Multi-Account A (Separate Account) as a separate account under Connecticut law on August 3, 1994. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).

The Separate Account holds the assets that underlie the Contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other Separate Accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.

We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Contracts (or other contracts that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

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The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account. We are obligated to pay all amounts promised to investors under the Contract.

The Fixed Account

In most states, we offer one fixed account as an investment option within our General Account.

Purchase Payments allocated to The Fixed Account and transfers to The Fixed Account become part of our General Account which supports insurance and annuity obligations. Information regarding The  Fixed Account, including its name, its term, and its minimum guaranteed interest rate, is available in an appendix to this Prospectus. See “Appendix A – Investment Options Available Under the Contract.”

The General Account has not been registered under the Securities Act of 1933 (1933 Act) nor is the General Account registered under the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the General Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding The Fixed Account or the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

You may allocate Purchase Payments to The Fixed Account. You can also make transfers of your Contract Value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your Contract with interest at a specified rate that we declare in advance. We periodically determine the interest rate at our sole discretion but guarantee that the rate will not be less than the minimum guaranteed interest rate. The minimum guaranteed interest rate that applies to your Contract is shown on your Contract Schedule. The rate may vary depending on the state in which and when your Contract was issued, but it will never be less than 1.5% or the applicable state nonforfeiture interest rate, whichever is greater.

The Funds

Information about each Fund, including its name, type or investment objective, investment adviser(s), expenses and performance is available in an appendix to this Prospectus. See “Appendix A – Investment Options Available Under the Contract.” There is no assurance that any of the Funds will achieve their stated objectives. Contract Value allocated to a Sub-Account will vary based on the investment experience of the corresponding Fund in which the Sub-Account invests. There is a risk of loss of the entire amount invested.

These Funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a Fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the Fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.

The prospectus for each Fund contains more detailed information about the Fund. You may obtain copies of the Fund prospectuses by contacting our Service Center. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the Funds offered through the Contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Contract Owners. Examples of possible changes include: adding new Funds or fund classes; removing existing Funds or fund classes; closing existing Funds or fund classes; or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a Sub-Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which your Contract belongs.

Conflicts of Interest

The Funds available with the Contract may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of C.M. Life. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the

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interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other funds.

We do not recommend or endorse any particular Fund, and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. You bear the risk of any decline in your Contract Value resulting from the performance of the Funds that you choose.

Selection of Funds

When we select the Funds offered through the Contract, we consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capabilities and qualifications of each investment firm. We may also consider whether the Fund, its service providers (e.g., the investment adviser or sub-advisers), or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, see the section below entitled “Compensation We Receive from Funds, Advisers and Sub-Advisers.”) We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocation from Contract Owners.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the Contract and in providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity and variable life insurance products issued by us and certain of our insurance affiliates that offer the particular Fund. These percentage rates differ, but currently do not exceed 0.25%.

Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by us. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the Funds whose advisers and sub-advisers currently pay such compensation, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.

Compensation We Receive from Funds

We and certain of our affiliates also receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of the Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund which are attributable to variable contracts issued by certain of our insurance affiliates. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in the Contract.

Voting Rights

We are the legal owner of the Fund shares. When a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other Contract Owners, instructions as to how to vote those shares.

When we receive those instructions, we will vote all the shares for which we do not receive voting instructions in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of Contract Owners

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controlling the outcome of a vote. If we determine that we are no longer required to vote shares in accordance with Contract Owner instructions, we will vote the shares in our own right.

During the Accumulation Phase, we determine the number of shares you may vote by dividing your Contract Value in each Fund by $100, including fractional shares. You do not have any voting rights during the Annuity Phase.

We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action.

Charges and Deductions

This section describes the charges and deductions we make under the Contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of marketing and distribution expenses. These charges and deductions reduce the return on your investment in the Contract.

Insurance Charges

Each Business Day we deduct our insurance charges from the assets of the Separate Account. This charge is calculated based on a percentage of the daily value of the assets invested in each Fund, after Fund expenses are deducted. We do this as part of our calculation of the value of the Accumulation Units and the annuity units. The insurance charge has two parts:

•	the mortality and expense risk charge; and

•	the administrative charge.

Mortality and Expense Risk Charge

The mortality and expense risk is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make Annuity Payments after the Annuity Date regardless of how long all Annuitants live, the death benefits, and the guarantee of rates used to determine your Annuity Payments during the Income Phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the Contract.

We may increase the mortality and expense risk charge at any time while you own the Contract, but the charge will never exceed 1.25%.

Mortality and Expense Risk Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Sub-Account	1.03%	1.25%

For all Contracts, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the Contract. If the mortality and expense risk charge is not sufficient cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the maximum amount.

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Administrative Charge

This charge reimburses us for the expenses associated with the administration of the Contract and the Separate Account. Some of these expenses are: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Administrative Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Sub-Account	0.15%	0.25%

Annual Contract Maintenance Charge

Currently, we do not deduct an annual contract maintenance charge from your Contract. However, we reserve the right to deduct an amount not to exceed $60 from your Contract at the end of each Contract Year as an annual contract maintenance charge should it become necessary for us to seek reimbursement for expenses relating to the issuance and maintenance of the Contract.

Transfer Fee

Currently, you can make an unlimited number of transfers every calendar year during the Accumulation Phase without charge. During the Income Phase, we allow six transfers each calendar year, and they are not currently subject to a transfer fee.

However, the Company reserves the right to charge $20 per transfer or 2% of the amount that is transferred, whichever is less, for each transfer allowed in a calendar year as provided by the Contract. The Company will exercise this right if a significant increase in transfer activity by Contract Owners leads to an increase in costs to administer the Contract.

Transfer Fee
	When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
During the Accumulation Phase Only	Upon each transfer	$0	$20 per transfer or 2% of the amount that is transferred, whichever is less.

Contingent Deferred Sales Charge (CDSC)

We do not deduct a sales charge when we receive a Purchase Payment. However, we may assess a CDSC for withdrawals that exceed the free withdrawal amount. Additionally, in most states, we may assess a Contingent Deferred Sales Charge on amounts applied to Annuity Option E or F.  See “Appendix E – State Variations of Certain Contract Features.”  We use this charge to cover certain expenses relating to the sale of the Contract.

If we assess a CDSC, we will deduct it from the amount you withdraw or apply to Annuity Option E or F.

The amount of the charge depends on:

•	the amount you withdraw or apply to Annuity Option E or F; and

•	the length of time between when we issued your Contract and when you make a withdrawal or apply your Contract Value to Annuity Option E or F.

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The Contingent Deferred Sales Charge is as follows:

CDSC
Contract Year of Withdrawal or Annuity Date	Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10 and later	0%

The CDSC  may vary in some states.  See “Appendix E – State Variations of Certain Contract Features.”

See ‘‘Appendix C – Contingent Deferred Sales Charge (CDSC) Example.’’

In addition to the free withdrawals described later in this section, we will not impose a CDSC under the following circumstances.

•	Upon payment of the death benefit.

•	On amounts withdrawn as RMDs, to the extent they exceed the free withdrawal amount. In order to qualify for this exception, the annual RMD must be calculated by us, based solely on the fair market value of the Contract. If you choose to take withdrawals from the Contract to satisfy your RMDs for other qualified assets, a CDSC may apply.

•	Upon application of the Contract Value to any Single Life or Joint and Survivor Life Annuity Option, or to a Period Certain Annuity under Annuity Option E of at least ten years.

•	If you redeem excess contributions from a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	Under a replacement program offered by us, when the Contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A CDSC may apply to the contract received in the exchange. A reduced CDSC schedule may apply under the Contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for the Contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

•	If you are eligible for waiver of the CDSC due to your election of the Terminal Illness Benefit described in “Additional Benefits.”

•	If you apply your entire Contract Value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates, subject to certain restrictions.

•	On any withdrawals made or amounts applied to an Annuity Option when you reach the latest permitted Annuity Date for your Contract.

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Free Withdrawals

In your first Contract Year, you may withdraw, without incurring a Contingent Deferred Sales Charge, up to 10% of your Contract Value as of the beginning of the Contract Year reduced by any free withdrawal(s) you previously took during the Contract Year. Beginning in your second Contract Year, you may withdraw up to 10% of your Contract Value as of the end of the previous Contract Year reduced by any free withdrawal amount previously taken during the Contract Year. You may take the 10% free withdrawal amount in multiple withdrawals each Contract Year.

Any unused free withdrawal amount(s) during any particular Contract Year may not be carried over to any succeeding Contract Year.

See ‘‘Appendix B – Free Withdrawal Amount Example.’’

Premium Taxes

Some states and other governmental entities charge Premium Taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction for them from your Contract Value, or we may adjust the annuity rates for Premium Tax assessed. Some of these taxes are due when your Contract is issued, others are due when Annuity Payments begin. Currently we do not charge you for these taxes until you begin receiving Annuity Payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium Taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the Contract any income taxes which we incur because of the operation of the Separate Account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the Funds at net asset value. The net asset value of each Fund reflects investment management fees and other expenses already deducted from the assets of the Fund. In addition, one or more of the Funds available as an investment option may pay a distribution fee out of the Fund’s assets to us known as a 12b-1 fee. Any investment in one or more of the Funds with a 12b-1 fee will increase the cost of your investment in the Contract. Please refer to the Fund prospectuses for more information regarding these expenses.

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Ownership

Contract Owner

In this prospectus, ‘‘you’’ and ‘‘your’’ refer to the Contract Owner. The Contract Owner is named at the time you apply for a Contract. The Contract Owner must be an individual unless the Contract is issued under IRC Section 457(b), in which case the Contract Owner must be a non-natural entity. We will not issue a Contract to you if you have passed Age 85 as of the date we proposed to issue the Contract. The maximum issue Age for the Contract and certain of its riders may be reduced in connection with the offer of the Contract through certain broker-dealers. You should discuss this with your registered representative.

As the Contract Owner of the Contract, you exercise all rights under the Contract. The Contract Owner names the Beneficiary.

If you purchased the Contract as a tax-qualified Contract, your rights in the Contract may be subject to restrictions under the plan documents.

Contracts under qualified plans, including section 457 deferred compensation plans, generally must be held by the plan sponsor or plan trustee. Except for TSAs  and Individual Retirement Annuities (IRAs), an individual cannot be the Contract Owner under a Contract held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.

Annuitant

The Annuitant is the person on whose life we base Annuity Payments. You designate the Annuitant at the time of application. We will not issue a Contract to you if the proposed Annuitant has passed Age 85 as of the date we proposed to issue the Contract. In order for the Contract to qualify as a tax-sheltered annuity or an individual retirement annuity, you must be named as Contract Owner and Annuitant. We will use the Age of the Annuitant to determine all applicable benefits under a Contract owned by a non-natural person.

Beneficiary

The Beneficiary is the person(s) or entity(ies) you name to receive any death benefit. You name the Beneficiary at the time of application. You may change the Beneficiary at any time before you die. You may name an irrevocable Beneficiary(ies). In that case, a change involving the irrevocable Beneficiary requires the consent of the irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Contract Owner retains all other contractual rights.

If you are married and your Contract is issued under an ERISA plan, your ability to name a primary Beneficiary other than your spouse is restricted.

Beneficiary IRA

Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an “Eligible Designated Beneficiary” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the IRA owner or plan participant died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the IRA owner or plan participant dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA  payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase – Beneficiary IRA.”

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Purchasing a Contract

We no longer sell the MassMutual Artistry variable annuity Contract. However, we do continue to administer existing Contracts, and you may continue making additional Purchase Payments to your Contract, subject to the limits described in this section.

Purchase Payments

The minimum amount we accepted for an initial Purchase Payment was:

•	$200 by the first Contract Anniversary, for a Contract purchased with salary reduction payments; or

•	$2,000 for a Contract purchased through a direct asset transfer from another financial institution or one of our affiliates or through non-salary reduction payments.

You can make additional Purchase Payments by sending payments to one of our purchase payment processing centers:

•	by check that clearly indicates your name and Contract number mailed to:

First Class Mail MassMutual Artistry Annuity Payment Services PO Box 74908 Chicago, IL 60675-4908	Overnight Mail MassMutual Artistry Annuity Payment Services 5450 N. Cumberland Ave. Suite 100 Lockbox 74908 Chicago, IL 60656

•	by wire transfer to:

JP Morgan Chase Bank New York, New York ABA #021000021 C.M. Life Insurance Company Account #323956297 Reference: Annuity Contract #, Name: (Your Name)

You may also send Purchase Payments to our Service Center.

Additional Purchase Payments of less than $25 are subject to our approval.

For Contracts issued on or after May 1, 2010, the maximum total Purchase Payments we will allow without home office approval is $1.5 million.

For Contracts issued prior to May 1, 2010, the maximum total Purchase Payments we will allow without home office approval is based on your Age when we issued the Contract. The maximum amount is:

•	$1.5 million up to Age 75; or

•	$500,000 if older than Age 75.

For Contracts issued in New Jersey, the maximum amount of cumulative Purchase Payments we accept without our prior approval is $1.5 million.

If the Contract Owner is not a natural person, these Purchase Payment limits will apply to the Annuitant’s Age.

Age is as of the nearest birthday. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See ‘‘Age.’’

We have the right to reject any application or Purchase Payment.

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Allocation of Purchase Payments

When you purchased your Contract, we allocated your Purchase Payment among the investment options according to the allocation instructions you provided. If you make additional Purchase Payments, we will allocate them based on your current allocation instructions, unless you request a different allocation by sending us a Written Request. Unless we are instructed otherwise, we will apply Purchase Payments made by your employer in accordance with your Purchase Payment allocation instructions in effect at the time we receive your employer’s Purchase Payment.

Any allocations to The Fixed Account or the Sub-Accounts that invest in the Funds that you have selected must be in whole percentages and must total 100%.

Currently, there is no limit to the number of investment options that you may invest in at any one time. However, we reserve the right to limit the number of investment options that you may invest in to a maximum of 18 investment options (including The Fixed Account) at any one time in the event administrative burdens require such a limitation.

If you add more money to your Contract by making additional Purchase Payments, we will credit these amounts to your Contract on the Business Day we receive them and all necessary information in Good Order at our Service Center or lockbox. If we receive your Purchase Payment at our Service Center or lockbox on a Non-Business Day or after the Business Day closes, we will credit the amount to your Contract effective the next Business Day. Our Business Day closes when the New York Stock Exchange (NYSE) closes, usually 4:00 p.m. Eastern Time.

Contract Value

Your Contract Value is the sum of your value in the Sub-Accounts and The Fixed Account.

The value of your investments in the Separate Account will vary depending on the investment performance of the Funds you choose. In order to keep track of your Contract Value in the Separate Account, we use a unit of measure called an Accumulation Unit.

During the Income Phase of your Contract, we call the unit an annuity unit if a variable Annuity Option is elected.

Accumulation Units

During the Accumulation Phase, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Sub-Accounts as a result of Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or sold. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Business Day during which the transaction is received in Good Order at our Service Center.

The Accumulation Unit value for each Sub-Account was arbitrarily set initially at $10. Subsequent Accumulation Unit values for each Sub-Account are determined for each day in which the New York Stock Exchange is open for business (Business Day) by multiplying the Accumulation Unit value for the immediately preceding Business Day by the net investment factor for the Sub-Account for the current Business Day.

The net investment factor for each Sub-Account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the Sub-Account for the current Business Day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current Business Day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the Sub-Account.

B is the net asset value per share of the funding vehicle or portfolio held by the Sub-Account for the immediately preceding Business Day, minus the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the Sub-Account as of the immediately preceding Business Day.

C is the cumulative charge since the immediately preceding Business Day for the insurance charges.

The Accumulation Unit value may increase or decrease from Business Day to Business Day.

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Example:

On Monday we receive an additional Purchase Payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Sub-Account. When the NYSE closes on that Monday, we determine that the value of an Accumulation Unit for the MML Managed Bond Sub-Account is $13.90. We then divide $5,000 by $13.90 and credit your Contract on Monday night with 359.71 Accumulation Units for the MML Managed Bond Sub-Account.

Right to Cancel Your Contract

You have a right to examine your Contract (sometimes referred to as a free look period). If you change your mind about owning your Contract, you can cancel it within ten calendar days after receiving it. However, this time period may vary by state. When you cancel the Contract within this time period, we will not assess a CDSC. Unless your state has other requirements, you will receive back your Contract Value as of the Business Day we receive your Contract and your Written Request in Good Order at our Service Center, and your Contract will be terminated. See ‘‘Appendix E – State Variations of Certain Contract Features.’’

Sending Requests in Good Order

From time to time you may want to submit a request for transfer among investment options, a withdrawal, a change of Beneficiary, or some other action. We can only act upon your request if we receive it in ‘‘Good Order.’’ Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. To help protect against unauthorized or fraudulent telephone instructions, we will use reasonable procedures to confirm that telephone instructions given to us are genuine. We may record all telephone instructions.

In addition to Written Requests, we may allow requests to our Service Center:

•	by fax at (866) 329-4272,

•	by email at ANNfax@MassMutual.com,

•	by telephone at (800) 272-2216, or

•	by internet at www.MassMutual.com.

Fax, telephone, email, or internet transactions may not always be available. Fax, telephone, email, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone, email, or the internet.

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Transfers and Transfer Programs

General Overview

Generally, you can transfer all or part of your Contract Value among investment options. However, there are restrictions that are detailed later in this section. You can make transfers by Written Request, email, telephone, fax, or other authorized means. You must clearly indicate the amount and investment options from and to which you wish to transfer.

We reserve the right, at any time and without prior notice to any party, to terminate, suspend, or modify the transfer provisions of this Contract.

Your registered representative may provide us with instructions on your behalf involving Fund transfers subject to our rules and requirements, including the restrictions on frequent trading and market timing activities.

Your transfer is effective at the Close of Business on the Business Day we receive your Written Request, in Good Order, at our Service Center. If we receive your transfer request at our Service Center in Good Order on a Non-Business Day or after the Close of Business, your transfer request will be effective on the next Business Day.

Transfers During the Accumulation Phase

You may transfer all or part of your Contract Value allocated to a Sub-Account or The Fixed Account. You can make a transfer to or from any Sub-Account and to or from The Fixed Account. During the Accumulation Phase, we do not assess a transfer fee. However, we reserve the right to charge $20 or 2% of the amount that is transferred, whichever is less, for each transfer allowed in a calendar year as provided by the Contract. We also reserve the right to limit the number of transfers that you can make as provided by the Contract.

The following rules apply to any transfer during the Accumulation Phase:

•	Currently, the minimum amount which you can transfer is:

○	$100; or

○	the entire value in a Sub-Account, if less.

We reserve the right to impose a minimum transfer amount of $500. Currently, we do not require that a minimum balance remain in a Sub-Account after a transfer. However, we reserve the right to require that $500 remain in the Sub-Account after a transfer unless you transfer your entire Contract Value in the Sub-Account. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program.

•	You must clearly indicate the amount and investment options from and to which you wish to transfer.

•	If your Contract Value in The Fixed Account is $500 or less at the time of your transfer, then you may transfer the entire amount out of The Fixed Account, less the amount of any outstanding Contract loan.

•	If your Contract Value in The Fixed Account is more than $500, then during any Contract Year, we limit transfers out of The Fixed Account to 30% of your Contract Value in The Fixed Account as of the end of the previous Contract Year. However, if you transfer 30% of your Contract Value in The Fixed Account for three consecutive Contract Years, your transfer in the fourth consecutive Contract Year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred Contract Value into The Fixed Account from the time the first annual transfer was made. For purposes of this restriction, your Contract Value in The Fixed Account does not include the amount of any outstanding loan. You may not transfer Contract Value out of the loaned portion of The Fixed Account. We measure a Contract Year from the anniversary of the day we issued your Contract. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest Purchase Payments are transferred first; then amounts attributed to the next oldest Purchase Payments are transferred; and so on.

•	We consider The Fixed Account and a money market Fund to be ‘‘competing accounts.’’ Transfers between competing accounts are not allowed. For a period of 90 days following a transfer out of a competing account, no transfers may be made into the other competing account. In addition, for a period of 90 days following a transfer into a competing account, no transfers may be made out of the other competing account.

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Transfers During the Income Phase

During the Income Phase, we allow six transfers each calendar year, and they are not subject to a transfer fee. However, we reserve the right to deduct a transfer fee of $20 or 2% of the amount that is transferred, whichever is less, for each transfer allowed in a calendar year as per the Contract. You cannot transfer from the General Account to a Fund, but you can transfer from one or more Funds to the General Account once a Contract Year. The minimum amount which you can transfer is $500 or your entire interest in the Fund, if less. After a transfer, the minimum amount which must remain in a Fund is $500 unless you have transferred the entire value.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program, contact our Service Center.

Overview

We currently offer the following transfer programs: Dollar Cost Averaging Program, Automatic Rebalancing Program, and Interest Sweep Option.

These programs are only available during the Accumulation Phase of your Contract. You may participate only in one of these programs at any one time.

Transfers made through a transfer program are not subject to transfer fees and do not count towards any free transfers you may be permitted each year.

Dollar Cost Averaging Program

This program allows you to systematically transfer a set amount from a selected Sub-Account to any of the other Sub-Account(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total Contract Value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if you apply your Contract Value to an Annuity Option;

•	if there is insufficient Contract Value in the selected Sub-Account to make the transfer; or

•	if we receive from you a Written Request or a request over the telephone at our Service Center to terminate the program prior to the next transfer date.

Automatic Rebalancing Program

Over time, the performance of each Sub-Account may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your Contract Value allocated to the Sub-Accounts in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract Value allocated to The Fixed Account cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total Contract Value;

•	upon payment of the death benefit;

•	if you apply your Contract Value to an Annuity Option;

•	if we receive any unscheduled transfer request; or

•	if we receive from you a Written Request or request over the telephone at our Service Center to terminate the program prior to the next transfer date.

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Interest Sweep Option

Under this program, we will automatically transfer earnings from your Contract Value in The Fixed Account to any one Fund or combination of Funds that you select. By allocating these earnings to the Funds, you can pursue further growth in the value of your Contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have Contract Value in the non-loaned portion of The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover Contract related charges or has been part of a partial withdrawal);

•	if you apply your Contract Value to an Annuity Option;

•	upon payment of the death benefit; or

•	if we receive from you a Written Request or request over the telephone at our Service Center to terminate the program prior to the next transfer date.

Limits on Frequent Trading and Market Timing Activity

The Contract and its investment options are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Contract Owners and Beneficiaries under the Contract, including long-term Contract Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of Contract Value among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Contract Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Sub-Accounts, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Funds may reflect lower performance and higher expenses across all Contracts as a result of undetected abusive trading practices.

If we, or any investment adviser to any of the Funds available with the Contract, determine that a Contract Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Contract Owner to submit transfer requests by regular mail only. We will not accept other Contract Owner transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason.

The Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about

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the trading activity of individual Contract Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading or market timing policies established by the Fund.

Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a Fund on all Contracts owned by a Contract Owner whose trading activity under one variable Contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a Contract Owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Contract Year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Contract Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Contract Owners.

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The Income Phase

Overview

If you want to receive regular income from your annuity, you can elect to apply your Contract Value so that you can receive fixed and/or variable Annuity Payments under one of the Annuity Options described in this section. We may base Annuity Payments on the Age and sex of the Annuitant(s) under all options except Annuity Option E. We may require proof of Age and sex before Annuity Payments begin. Some states require us to use unisex rates.  See “Appendix E – State Variations of Certain Contract Features.”

If your Contract Value is less than $2,000 on the Annuity Date, we will pay you a lump sum rather than a series of Annuity Payments. If any Annuity Payment is less than $100, we reserve the right to change the payment basis to equivalent quarterly, semi-annual, or annual payments.

Electing an Annuity Option

On the Annuity Date, we must have written instructions in Good Order at our Service Center regarding your Annuity Option choice, including whether you want fixed and/or variable payments.

If on the Annuity Date we do not have your instructions, we will assume you elected Option B with ten years of payments guaranteed. We will use Contract Value in the Funds to provide a variable portion of each Annuity Payment and Contract Value in The Fixed Account, if any, to provide a fixed portion of each Annuity Payment. If your Contract is a Qualified Contract, we may default you to a different Annuity Option in order to comply with requirements applicable to qualified plans.

Annuity Payment Start Date

You can choose the day, month and year in which Annuity Payments begin; however, the day must be between the 1st and 28th day of the month. We call that date the Annuity Date. According to your Contract, your Annuity Date cannot be earlier than five years after you buy the Contract. However, we currently allow you to select an Annuity Date that is at least 30 days after you purchase your Contract.

You chose your Annuity Date when you purchased your Contract. After you purchased your Contract, you can request an earlier Annuity Date by Written Request. If you elect an Annuity Date earlier than your Latest Permitted Annuity Date, you can request that we delay your Annuity Date by Written Request or by telephone any time before or on the Annuity Date.

Latest Permitted Annuity Date

Annuity Payments must begin by the earlier of:

•	the 90th birthday of the Annuitant; or

•	the latest date permitted under state law.

Upon Written Request we will defer the Annuity Date up to the 100th birthday.

Annuity Payments

On the Annuity Date, you will begin receiving Annuity Payments under the Annuity Option that you elected.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The amount of your Annuity Payments will depend upon the following:

•	the value of your Contract on the Annuity Date;

•	the Annuity Option you elect;

•	the Age and sex of the Annuitant or joint Annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your Contract;

•	the deduction of a Contingent Deferred Sales Charge (may be deducted under Annuity Options E and F only); and

•	the deduction of Premium Taxes, if applicable.

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If the single premium immediate annuity rates offered by MassMutual on the Annuity Date are more favorable than the minimum guaranteed rates listed in your Contract, those rates will be used.

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the Funds you elect. The first payment amount will depend on the following:

•	the value of your Contract on the Annuity Date;

•	the Annuity Option you elect;

•	the Age and sex of the Annuitant or joint Annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your Contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a Contingent Deferred Sales Charge (may be deducted under Annuity Options E and F only); and

•	the deduction of Premium Taxes, if applicable.

Future variable payments will depend on the performance of the Funds you elected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your Annuity Payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your Annuity Payments will decrease.

Annuity Unit Values

In order to keep track of the value of your variable Annuity Payments, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the Funds you elected. We calculate the number of your annuity units at the beginning of the Income Phase. During the Income Phase, the number of annuity units will not change unless you make a transfer; make a withdrawal as permitted under certain Annuity Options; or you elect an Annuity Option with reduced payments to the survivor and those payments to the survivor commence.

Annuity Options

The available Annuity Options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After Annuity Payments begin, you cannot change the Annuity Option, the frequency of Annuity Payments, or make withdrawals, except as described under Annuity Options E and F.

RMDs for Qualified Contracts

In order to avoid adverse tax consequences, you should begin to take distributions from your Contract no later than the beginning date required by the IRC. These distributions can be withdrawals or Annuity Payments. The distributions should be at least equal to the minimum amount required by the IRC or paid through an Annuity Option that complies with the RMD rules of IRC Section 401(a)(9). If your Contract is an individual retirement annuity, the required beginning date is no later than April 1 of the calendar year after you reach the “applicable age” specified in IRC Section 401(a)(9)(C). If you  were born after December 31, 1950 and before January 1, 1960, your applicable age is 73. If you were born after December 31, 1959, your applicable age is 75. Previously, the age at which RMDs were required to begin was 70½ for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1951. For qualified plans and tax-sheltered annuities, if you are still working for the sponsor when you reach the specified RMD age, you may defer RMDs until the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Limitations on Annuity Options

If you purchased the Contract as a Qualified Contract, the RMD rules that apply to annuitized Contracts during your lifetime may impose restrictions on which Annuity Option you may elect. In addition, in order to ensure that the Contract will comply with the RMD requirements that apply upon your death, you may not elect a joint and survivor Annuity Option with a non-spouse joint Annuitant who is more than 10 years younger than you. Furthermore, if your Contract is issued under an ERISA plan, and you are married when your Contract enters the Income Phase, your ability to elect certain Annuity Options may be limited and/or require spousal consent.

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Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain. For Qualified Contracts, if, upon the death of the Contract Owner (Annuitant if the Contract is owned by a non-natural person), there are Annuity Payments remaining, we may shorten the remaining payment period in order to ensure that payments do not continue beyond the 10 year post-death distribution period provided under IRC Section 401(a)(9), or beyond the Beneficiary’s life or life expectancy for certain classes of Beneficiaries, such as a spouse or an individual who is not more than 10 years younger than the decedent.

Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option A Life Income	Annuity Option B Life Income with Period Certain	Annuity Option C Joint and Last Survivor Annuity	Annuity Option D Joint and 2/3 Survivor Annuity
Number of Annuitants	One	One	Two	Two
Length of Payment Period	For as long as the Annuitant lives.	For a guaranteed period of either 5, 10 or 20 years or as long as the Annuitant lives, whichever is longer.	For as long as either Annuitant lives.	For as long as either Annuitant lives.
Annuity Payments After Death	None. All payments end upon the Annuitant’s death.

When the Annuitant dies, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.(1)

100% of the payment will continue during the lifetime of the surviving Annuitant. No payments will continue after the death of both Annuitants.

Payments will continue during the lifetime of the surviving Annuitant and will be computed on the basis of two-thirds of the Annuity Payment (or units) in effect during the joint lifetime. No payments will continue after the death of both Annuitants.

(1)	In the event that remaining Annuity Payments are commuted, we compute the value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Non-Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option E Period Certain Annuity	Annuity Option F Special Income Settlement Agreement
Number of Annuitants	One	Determined in accordance with terms agreed upon in writing by both you and us.
Length of Payment Period	For a specified period no less than five years and no greater than 30 years.	Determined in accordance with terms agreed upon in writing by both you and us.
Withdrawal Option/ Switch Annuity Option

If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this Annuity Option at any time, you may elect to receive it in a lump sum or have it applied to another Annuity Option. If you so elect, your future payments will be adjusted accordingly.(1)

If we agree to pay you a variable Annuity Payment for a specified period of time under this Annuity Option, and after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this Annuity Option at any time, you may elect to receive it in a lump sum or have it applied to another Annuity Option. If you so elect, your future payments will be adjusted accordingly.(1)

Contingent Deferred Sales Charge

In most states, we will deduct a Contingent Deferred Sales Charge if you apply your Contract Value to Annuity Options E and F and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a Contingent Deferred Sales Charge at that time, we will deduct a Contingent Deferred Sales Charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another Annuity Option.(1)

Annuity Payments After Death

When the Annuitant dies, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments. We will not deduct a Contingent Deferred Sales Charge.(1)

(1)	In the event that remaining Annuity Payments are commuted, we compute the value of the remaining guaranteed Annuity Payments at an interest rate determined by us. In some states, the commuted value may be subject to a CDSC. See “Appendix E – State Variations of Certain Contract Features.”

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Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Death Benefit

Prior to you (or the Annuitant, if the Contract Owner is a non-natural person) reaching Age 80, upon your death, we will pay your designated Beneficiaries the greater of (1) the Contract Value, less the amount attributable to any outstanding loan, determined as of the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center; or (2) an amount based on your Purchase Payments adjusted for any withdrawals, less the amount attributable to any outstanding loan and any applicable charges.

After you (or the Annuitant, if the Contract Owner is a non-natural person) reach Age 80, upon your death, we will pay your designated Beneficiaries the Contract Value, less the amount attributable to any outstanding loan, determined as of the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center.

		Standard	None
•

This benefit terminates upon a full withdrawal or annuitization of the Contract Value.

•

For Contracts issued before October 1, 2003 or in states where the post-October 1, 2003 Contract was still subject to state approval and implementation, Purchase Payments are less any withdrawals rather than adjusted for any withdrawals. See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

•

For Contracts issued on or after October 1, 2003, withdrawals result in a pro-rata adjustment to the death benefit amount, so the death benefit amount may be reduced by more than the actual dollar amount of the withdrawals.

Automatic Rebalancing Program	Automatically rebalances the Sub-Accounts you select to maintain your original percentage allocation of Contract Value.	Optional	None	• Cannot use if the Dollar Cost Averaging Program or Interest Sweep Option are in effect.
Dollar Cost Averaging Program	Automatically transfers a specific amount of Contract Value from a Sub-Account to other Sub-Accounts you have selected, at set intervals.	Optional	None	• Cannot use if the Automatic Rebalancing Program or Interest Sweep Option are in effect.
Systematic Withdrawal Program	Automatically withdraws a specific amount of Contract Value proportionally from all investment options you have selected.	Optional	None	• In order to participate in this program: (1) there must be at least $25,000 in Contract Value, and (2) the minimum withdrawal amount must be $100.
Interest Sweep Option	Automatically transfers earnings from your Contract Value in The Fixed Account to any one Sub-Account or combination of Sub-Accounts you select.	Optional	None	• In order to participate in this program there must be at least $5,000 in Contract Value. • Cannot use if the Automatic Rebalancing Program or Dollar Cost Averaging Program are in effect.

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Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Terminal Illness Benefit	Allows payment of death benefit if diagnosed with a terminal illness or condition.	Optional	None
•

We require proof that you are terminally ill, including, but not limited to, certification by a state licensed medical practitioner.

•

Payment of the Terminal Illness Benefit will terminate the Contract.

•

May not be available in all states. See “Appendix E – State Variations of Certain Contract Features.”

Right to Take Loans	If your Contract is a tax-sheltered annuity, you may be able to take a loan.	Standard	No current charge, but we reserve the right to deduct a $35 loan origination fee.
•

A portion of your Contract Value equal to the loan amount is held in the loaned portion of The Fixed Account.

•

We charge daily interest on any outstanding loan at an effective annual interest rate.

•

Interest on outstanding loans is due and payable quarterly.

•

If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be in default and will be considered a taxable distribution.

Some of the benefits identified in the Benefits Available Under the Contract table are described in more detail following the table and other benefits are disclosed in more detail in other sections of the prospectus.

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Death Benefit

Death of Contract Owner During the Accumulation Phase

If you die during the Accumulation Phase, we will pay a death benefit to the primary Beneficiary. We will treat any other Beneficiary designation, on record at the time of death as a contingent Beneficiary.

The Beneficiary may request that the death benefit be paid under one of the death benefit options.

Death Benefit During the Accumulation Phase

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the Business Day we receive due proof of death and election of the payment method in Good Order at our Service Center. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the Beneficiary(ies).

Before you (or the Annuitant, if the Contract Owner is a non-natural person) reach Age 80, the death benefit will be the greater of:

•	your Contract Value, less the amount attributable to any outstanding loan; or

•	your Purchase Payments, adjusted for any withdrawals, less the amount attributable to any outstanding loan, and less any applicable charges.

For Contracts issued before October 1, 2003 or in states where the post-October 1, 2003 Contract was still subject to state approval and implementation, the words “adjusted for any withdrawals” are replaced with the words “less any withdrawals.” See the section below entitled “Adjusted for Any Withdrawals or Less Any Withdrawals.”

After you reach Age 80, the death benefit during the accumulation period will be your Contract Value, less the amount attributable to any outstanding loan, as of the Business Day we receive, in Good Order, proof of death at our Service Center and election by the Beneficiary to receive the death benefit payment under one of the death benefit options provided by the Contract.

See “Appendix D – Death Benefit Examples.”

Adjusted for Any Withdrawals or Less Any Withdrawals

In this prospectus we describe the formulas we use to determine death benefit amounts. In some formulas we use the language “adjusted for any withdrawals” and in other formulas we use the language “less any withdrawals.” These phrases have different meanings.

Adjusted for Any Withdrawals

If you take a withdrawal, we adjust your death benefit by using the percentage of Contract Value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any withdrawals” to describe this treatment of withdrawals within our formulas. Because this adjustment uses the percent of Contract Value withdrawn, the death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your Contract investment options is lower due to market performance or other variables.

Less Any Withdrawals

If you take a withdrawal, we lower your death benefit by subtracting the dollar amount of the withdrawal. We use the phrase “less any withdrawals” to describe this treatment of withdrawals within our formulas.

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Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited in order to comply with RMD rules.

A Beneficiary must elect to receive the death benefit under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit by the end of the calendar year that contains the tenth anniversary of your death (fifth anniversary of your death if you do not have a designated Beneficiary as defined for purposes of IRC Section 401(a)(9), including where your Beneficiary is your estate or certain trusts). If you die after reaching the age at which RMDs must begin, your beneficiary may not elect to defer payment of the lump sum beyond the end of the calendar year after the year of your death.

•	Option 2 – If the Beneficiary is your surviving spouse, or is not more than 10 years younger than you, payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must generally begin by the end of the calendar year following the year of your death.

Additional Option for a Spouse Who is the Sole Primary Beneficiary

In addition to options 1 and 2, a surviving spouse who is the sole primary Beneficiary under a Contract has the following options, based on Contract type:

Tax-Sheltered Annuity

If your Contract is a tax-sheltered annuity and your spouse is the sole primary Beneficiary, then the surviving spouse may elect to roll-over a lump sum payment of the death benefit into an eligible retirement plan. If the Contract Owner had not yet begun taking RMDs at the time of death, the spouse may be able to defer the timing of any required distributions under the Contract. You should consult your tax adviser about your own circumstances.

Individual Retirement Annuity

If your Contract is an individual retirement annuity and your spouse is the sole primary Beneficiary, then the surviving spouse may elect:

•	to roll-over the death benefit to an eligible retirement plan; or

•	to continue the Contract as an IRA in his or her own name at the death benefit amount payable and exercise all of the Contract Owner’s rights under the Contract.

If at the time the Contract Owner purchased the Contract the surviving spouse was over the maximum Contract issue Age, then the Contract cannot be continued. An election to continue the Contract can only be made once while the Contract is in effect.

These options are not available to a domestic partner or civil union partner. See “Taxes – Civil Unions and Domestic Partnerships” if you are in a domestic partnership or civil union.

Lump Sum Payment

If a lump sum payment is requested, we will pay the amount within seven calendar days after we receive due proof of death and election of the payment method in Good Order at our Service Center, unless we are required to suspend or delay payment.

Beneficiary IRA

Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an “Eligible Designated Beneficiary” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some

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circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option.

See “Taxes – Required Minimum Distributions for Qualified Contracts” for more information.

Eligibility Requirements/Restrictions:

If a Beneficiary(ies) elects to establish a Beneficiary IRA after the death of the Owner, or if a Contract was issued as a Beneficiary IRA, the following rules apply:

•	For a contract with a single Beneficiary, the Beneficiary will have the option of electing a Beneficiary IRA payout option under the Contract. Should the Beneficiary decide to elect the Beneficiary IRA payout option under the current Contract, any withdrawals in excess of the RMD will not be subject to a CDSC.

•	For a contract with multiple Beneficiaries, a Beneficiary IRA payout option is not available under the Contract. However, a Beneficiary wishing to establish a Beneficiary IRA may elect a direct transfer of the lump sum death benefit to a Beneficiary IRA established for their benefit.

•	If a contract was issued as a Beneficiary IRA, any withdrawals under a new Beneficiary IRA Contract in excess of the RMD may be subject to a CDSC as indicated by the terms of the Contract purchased.

•	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	The annuity contract will be titled in the Beneficiary’s name as Beneficiary for the deceased owner. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year for which the original owner would have been required to begin RMDs. The RMD amount will generally be calculated based on the Beneficiary’s life expectancy and will be withdrawn from each investment option in the ratio that your value in each bears to your Contract Value. If the original owner died after RMDs were required to begin, and was younger than the Beneficiary, the RMD amount may be calculated based on the original owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

•	The Contract Value at time the Beneficiary IRA is established will be equal to either the death benefit that would have been payable to the Beneficiary if a lump sum distribution had been elected, or, if a Contract is issued as a Beneficiary IRA, the amount transferred to the Contract.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	If a beneficiary elects the Beneficiary IRA payout option under a Contract, upon the death of the Annuitant of the Beneficiary IRA, any remaining Contract Value will be paid the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined under the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•	If a contract was issued as a Beneficiary IRA, upon the death of the Annuitant of the Beneficiary IRA, a death benefit, under the terms of the Contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life

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expectancy as determined by the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•	If the original owner died before January 1, 2020 (before January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and the Beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, Required Minimum Distributions must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the Annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA. If the original owner died after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), we will not offer a Beneficiary IRA to a trust.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

•	A Beneficiary IRA may only be established by the Beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a “second generation” Beneficiary IRA by a successor Beneficiary.

•	Joint Ownership of a Beneficiary IRA is not allowed.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase

If you die during the Income Phase, the primary Beneficiary becomes the Contract Owner. Additionally, we will pay the remaining payments under the Annuity Option elected at least as rapidly as under the method of distribution in effect at the time of your death. The Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with Required Minimum Distribution rules that apply upon the Contract Owner/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Contract Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the joint Annuitant is still living.

Death of Annuitant

During the Accumulation Phase, if the Contract Owner is a non-natural person and an Annuitant dies, you may not name a new Annuitant. In this case we will treat the death of the Annuitant as the death of the Contract Owner and pay the death benefit as described in “Death Benefit – Death of Contract Owner During the Accumulation Phase.”

Upon the death of the last surviving Annuitant on or after the Annuity Date, the death benefit, if any, is as specified in the Annuity Option elected. Upon the death of the last surviving Annuitant during the Annuity Phase, any remaining payment under the elected Annuity Option will be paid to the Beneficiary. The Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with RMD rules that apply upon the Contract Owner/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Contract Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the joint Annuitant is still living.

Due Proof of Death

For purposes of determining due proof of death, we require:

•	a certified death certificate; or

•	a certified decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

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Additional Benefits

Right to Take Loans

In some states, if your Contract is a tax-sheltered annuity, you may be able to take a loan under your Contract. However, if the Contract is a governmental 457(b) deferred compensation contract or an individual retirement annuity, you may not take a loan under the Contract. Any permissible loans must conform to the requirements of the Internal Revenue Code and your specific plan. You must request a loan by mailing, faxing, or emailing all required forms in Good Order to our Service Center.

You are required to repay your loan according to the loan repayment schedule. Loan repayments (including interest due) must be sent to our Service Center and are credited as of the Business Day received. Loan repayments are due quarterly; however, you may make additional repayments. The first repayment will be due three months after the loan was issued. Any repayment will be applied first to the interest accrued to the date your repayment is received, and then to the loan principal. Loan repayments made in addition to regularly scheduled quarterly repayments will be applied to loan principal only and will not change the due dates or amounts of subsequent quarterly payments, but will shorten the term of the loan.

If you request a loan, we will deduct your requested loan amount from your investment option(s) in proportion to the non-loaned value of each on the date of your loan request. As long as your loan is outstanding, a portion of your Contract Value equal to the loan amount is held in the loaned portion of The Fixed Account. On each Contract Anniversary while a loan is outstanding, an amount of Contract Value equal to any due and unpaid loan interest is also transferred to the loaned portion of The Fixed Account. Upon each loan repayment, we will transfer value equal to the repayment amount from the loaned portion of The Fixed Account to your investment option(s) based upon your current Purchase Payment allocation.

We charge interest daily on any outstanding loan at an effective annual interest rate. Interest is due and payable quarterly (based on the date the loan was taken). We also credit interest on the loan amount held in the loaned portion of The Fixed Account. The difference between the rate of interest we charge on the loan amount and the rate we credit on the loan amount is the net cost of the loan, which will not exceed 4%.

If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be determined to be in default. If you default, the outstanding debt will be considered a taxable distribution and we will do appropriate tax reporting. We will withdraw sufficient Contract Value to repay the debt to the extent such withdrawals are not restricted under the Internal Revenue Code. If we cannot make such withdrawals because they are restricted under the Internal Revenue Code, the loan will remain outstanding and continue to accrue interest until it is satisfied.

If you own a Contract with an outstanding loan and are taking an eligible distribution of your entire Contract Value, we will deduct any outstanding Contract Debt from the amount you withdraw. If you make a partial withdrawal, the Contract Value remaining after the withdrawal must not be less than:

•	the amount of any loan outstanding; plus

•	interest on the loan for 12 months based on the loan interest rate then in effect; plus

•	any Contingent Deferred Sales Charge that would apply to such an amount otherwise withdrawn.

Amounts held in The Fixed Account equal to the amount of any outstanding loan are not available for withdrawal or transfer. If you do not repay the loan, we will deduct the loan amount from your withdrawal or death benefit.

You may not begin receiving Annuity Payments if you have an outstanding loan balance.

The maximum number of loans we permit you to take at any one time is three. However, you may not take more than two loans in any calendar year.

Currently, we do not deduct a charge from your Contract if you take a loan under your Contract. However, we reserve the right to deduct a charge not to exceed $35 from your Contract Value as a loan origination fee should it become necessary for us to seek reimbursement for expenses related to the administration of Contract loans.

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A loan, whether or not repaid, may have a permanent effect on the death benefit and Contract Value because the investment results of the Funds and current interest rates credited to the non-loaned portion of The Fixed Account do not apply to amounts held in the loaned portion of The Fixed Account. Depending on the investment results of the Funds or credited interest rates for the non-loaned portion of The Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

Terminal Illness Benefit

With this benefit, you may elect to receive payment under your Terminal Illness Benefit if we receive a Written Request in Good Order at our Service Center that you (or an Annuitant, if the Owner is a non-natural person) have met the following conditions:

•	We will require proof that you (or an Annuitant, if the Owner is a non-natural person) are terminally ill and not expected to live more than twelve months.

•	This proof will include, but is not limited to, certification by a state licensed medical practitioner performing within the scope of his/her license. The state licensed medical practitioner must not be you or your parent, sibling, spouse or child (or an Annuitant or an Annuitant’s parent, sibling, spouse or child if the Owner is a non-natural person).

We will determine the amount of payment when we receive your Written Request. The Terminal Illness Benefit will equal the death benefit we would pay out on your Contract. See the “Death Benefit” section.

Payment of the Terminal Illness Benefit will terminate the Contract. There is no charge for the Terminal Illness Benefit. The Terminal Illness Benefit may not be available in all states. See “Appendix E – State Variations of Certain Contract Features.” Please contact your registered representative or call the Service Center for more information.

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your Contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, CDSC and certain restrictions may apply to any withdrawal you make.

During the Accumulation Phase you may make either partial or full withdrawals of your Contract Value. When a partial withdrawal is made from a Contract, we reflect the withdrawal as a reduction to the value of the Contract’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of Contract Value withdrawn, the benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your Contract investment options is lower due to market performance or other variables. If you withdraw your full Contract Value, the Contract terminates and does not provide a death benefit.

We will take any partial withdrawal proportionally from your Contract Value in the Funds and the non-loaned portion of The Fixed Account unless we are instructed otherwise. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a Fund or the non-loaned portion of The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $600 in the Contract, unless your partial withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½. We have reserved the right to treat a request for a partial withdrawal that would result in Contract Value of less than $600 as a request for a total withdrawal of Contract Value. Partial withdrawals may be subject to a Contingent Deferred Sales Charge.

When you make a full withdrawal you will receive your Contract Value:

•	less any applicable CDSC;

•	less any applicable Premium Tax;

•	less the amount attributable to any outstanding loan; and

•	less any Purchase Payments we credited to your Contract that have not cleared the bank, until they clear the bank.

See “Appendix C – Contingent Deferred Sales Charge (CDSC) Example.”

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Requests in Writing

To request a withdrawal in writing, submit either a partial withdrawal or full withdrawal form in Good Order to our Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means

You may request certain partial and full withdrawals by other means we authorize such as email, telephone, or fax. Contact our Service Center for details.

Withdrawal Effective Date

For Written Requests, your withdrawal is effective on the Business Day we receive, in Good Order at our Service Center:

•	a partial withdrawal or full withdrawal form acceptable to us; and

•	if applicable, a “letter of acceptance.”

If we receive this/these item(s) at our Service Center on a Non-Business Day or after the Close of Business, your withdrawal request will be effective on the next Business Day. For email, telephone or fax requests, your withdrawal is effective on the Business Day we receive your request in Good Order, provided it is received prior to the Close of Business. For requests received after the Close of Business, your withdrawal will be effective on the next Business Day.

Delivery of Withdrawal Amount

We will pay any withdrawal amount within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. See “Other Information – Payments We Make.”

Systematic Withdrawal Program

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your Contract Value. We do not charge you for participation in the SWP. We will take any withdrawal under this program proportionally from your Contract Value in your selected investment options unless we are instructed otherwise.

Your SWP will end:

•	if you withdraw your total Contract Value;

•	if we receive, in Good Order, a notification of the Contract Owner’s death;

•	if we receive, in Good Order, a notification of the Annuitant’s death if the Contract Owner is a non-natural person;

•	if we process the last withdrawal for the period you selected, if applicable;

•	if the next withdrawal will lower your Contract Value below the minimum Contract Value we allow following a partial withdrawal, unless your withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½;

•	if your value in a selected Fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving Annuity Payments; or

•	if you give us a Written Request or request over the telephone, in Good Order, to terminate the program any time before or on the next withdrawal date. If your Contract is a Beneficiary IRA, your SWP cannot be terminated.

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Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the Contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the Contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company

C.M. Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the Separate Account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.

Investment income and any realized gains on Separate Account assets generally are reflected in the Contract Value, although treated as accruing to the Company and not to you. As a result, no taxes are due currently on interest, dividends and short or long-term gains earned by the Separate Account with respect to your Contract. The Company may be entitled to certain tax benefits related to the investment of Company assets, including assets of the Separate Account. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

Annuities in General

Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification

IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the Contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the Contract prior to the receipt of payments under the Contract. We intend that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets

For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the Separate Accounts. You can transfer among the Sub-Accounts but cannot direct the investments each underlying Fund makes. If you have too much investor control of the assets supporting the Separate Account Funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The IRS has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an Owner will be deemed to own the assets in the contract if a variable contract offers too large a choice of Funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the Separate Account.

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Qualified Contracts

Your Contract is referred to as a Qualified Contract if it is used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.

Furthermore, certain withdrawal penalties and restrictions may apply to distributions from Qualified Contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any 1-year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding 1-year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015, the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts we sell in connection with employer-sponsored qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2025, and may change in subsequent years.

Individual Retirement Annuities

IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” IRA contributions are limited to the lesser of $7,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to

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special requirements by the  IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities

IRC Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs), under a section 403(b) program. Eligible employers are organizations that are exempt from tax under IRC Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as “elective deferrals” (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of:

•	$70,000; or

•	100% of includible compensation (a maximum of $350,000 of includible compensation may be considered).

An employee’s elective salary reduction contributions are limited to $23,500, with an additional catch up of up to $7,500 available for eligible plan participants age 50 or over. This catch-up contribution may be increased to $11,250 for those ages 60–63. Certain catch-up contributions may also be made by  those with 15 or more years of service with the same employer. TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Governmental 457(b) Deferred Compensation Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in an IRC Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. Contributions made to an IRC Section 457(b) plan and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. IRC Section 457(b) deferrals are limited to the lesser of:

•	$23,500; or

•	100% of includible compensation.

In addition, catch-up contributions of up to $7,500 may be made by eligible plan participants age 50 or over. This catch-up contribution may be increased to $11,250 for those ages 60–63. Certain catch-up contributions may also be available for those within three years of normal retirement age under the plan. The Contract purchased is issued to the employer or trustee, as applicable. All Contract Value in a governmental 457(b) deferred compensation plan must be held for the exclusive benefit of the employee, and such plans are subject to limitations on distributions. See “Taxes – Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Qualified Contracts

If you have no cost basis for your interest in a Qualified Contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total Contract Value. Special tax rules may be available for certain distributions from a qualified plan.

IRC Section 72(t) imposes a 10% additional income tax on the taxable portion of any distribution from qualified plans, including Contracts issued and qualified under IRC Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the additional tax are as follows:

(1)	distributions made on or after you reach age 59½;

(2)	distributions made after your death;

(3)	distributions made that are attributable to the employee being disabled as defined in the IRC;

(4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required).

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Annuity Payments may qualify for this exception if they satisfy the RMD rules applicable to Annuity Payments from qualified plans and IRAs;

(5)	distributions made after severance from employment if you have reached age 55, or after you have reached age 50 or 25 years of service for qualified public safety employees and private sector firefighters (not applicable to distributions from IRAs);

(6)	corrective distributions of amounts that exceed tax law limitations;

(7)	distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care;

(8)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

(9)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

(10)	distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

(11)	certain qualified reservist distributions;

(12)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year;

(13)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8));

(14)	payments of net income attributable to an excess IRA contribution made in a calendar year where such amounts are distributed by tax return deadline for the year (including extensions) and no deduction is allowed for the excess contribution;

(15)	distributions which are qualified birth or adoption distributions (as defined in IRC Section 72(t)(2)(H)). Such distributions can be recontributed within the three year period beginning on the date received;

(16)	certain distributions made after December 31, 2023 for emergency personal expenses (as provided in IRC Section 72(t)(2)(I)). Such distributions can be recontributed within the three-year period beginning on the date received;

(17)	eligible distributions made after December 31, 2023 to you if you are a victim of domestic abuse (as provided in IRC Section 72(t)(2)(K)). Such distributions may be recontributed within the three-year period beginning on the date received;

(18)	distributions made to you if you are a terminally ill individual (as provided in IRC Section 72(t)(2)(L)). Such distributions may be recontributed within the three-year period beginning on the date received; and

(19)	distributions that are qualified disaster recovery distributions under IRC Section 72(t)(2)(M). Such distributions may be recontributed within the three-year period beginning on the date received.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification  is increased by an amount equal to the tax which would have been imposed (the 10% additional tax) but for the exception, plus interest for the tax years in which the exception was used.  A withdrawal outside of the series of substantially equal period payments, or an additional Purchase Payment into your contract, may be considered an impermissible modification. However, after 2023, a tax-free rollover or transfer to another qualified plan or IRA, from which a series of substantially equal periodic payments is received, will not result in a modification if the combined distributions from the old and new arrangements continue to satisfy the exception.  The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Notice 2022-6 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions

Under IRS regulations, effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

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The IRS regulations also made significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The IRC limits the withdrawal of Purchase Payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

•	reaches age 59½;

•	has a severance from employment;

•	dies;

•	becomes disabled, as that term is defined in the IRC;

•	experiences a hardship, as provided in IRC Section 403(b)(11)(B);

•	meets the requirements for a qualified birth or adoption distribution, as defined in IRC Section 72(t)(2)(H);

•	qualifies for a qualified disaster recovery distribution, as defined in IRC Section 72(t)(2)(M);

•	qualifies for an eligible distribution to a domestic violence victim, as defined in IRC Section 72(t)(2)(K);

•	qualifies for an emergency personal expense distribution, as defined in IRC Section 72(t)(2)(I); or

•	the TSA plan terminates (starting January 1, 2009).

In the case of hardship,  for plan years beginning before 2024,  the TSA plan participant could only withdraw the Purchase Payments and not any earnings.  However, for plan years beginning after 2023, hardship withdrawals can consist of both the Purchase Payments and any earnings.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Withdrawal Restrictions – Texas Optional Retirement Program

No withdrawals may be made in connection with a Contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first 12 months of employment;

•	retire;

•	die;

•	or attain age 70½.

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract

Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the plan participant’s:

•	attainment of age 59½;

•	severance from employment;

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•	incurring an unforeseeable emergency;

•	compliance with a qualified domestic relations order (QDRO);

•	qualifying for a qualified disaster recovery distribution, as defined in IRC Section 72(t)(2)(M);

•	qualifying for an eligible distribution to a domestic violence victim, as defined in IRC Section 72(t)(2)(K);

•	qualifying for an emergency personal expense distribution, as defined in IRC Section 72(t)(2)(I); or

•	meeting the requirements for a qualified birth or adoption distribution, as defined in IRC Section 72(t)(2)(H).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the Contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the Required Minimum Distribution rules of IRC Section 401(a)(9). The sections of this prospectus related to Qualified Contracts contain more detailed information regarding these rules.

Required Minimum Distributions for Qualified Contracts

For Qualified Contracts, distributions generally must begin no later than April 1st of the calendar year following the later of:

(1)	the calendar year in which you attained the “applicable age” as defined in IRC Section 401(a)(9), or

(2)	the calendar year in which you retire.

If you  were born after December 31, 1950 and before January 1, 1960, your applicable age is 73. If you  were born after December 31, 1959, your applicable age is 75. Previously, the age at which RMDs were required to begin was 70½ for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1951.

The date set forth in (2) does not apply to an IRA or to a five percent owner of the employer maintaining the plan. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary. Upon your death, additional distribution requirements are imposed.  If RMDs are not made, a penalty tax of up to 25% is imposed on the amount that should have been distributed.

These rules were significantly changed under the Setting Every Community Up for Retirement Enhancement (SECURE) Act, enacted in late 2019, and differ for Qualified Contracts when death occurs after December 31, 2019 versus those where death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement).

Where the Owner’s death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), if the Contract had not yet entered the Income Phase and death occurred after the required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death, or over the life or life expectancy of the designated Beneficiary. If the Contract had not entered the Income Phase and death occurred before the required beginning date, the remaining interest must be distributed within five years or over the life or life expectancy of the designated Beneficiary. If the Owner’s death occurred after the Contract had entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and your designated Beneficiary is not an “Eligible Designated Beneficiary” as defined in IRC Section 401(a)(9), the remaining interest must be distributed within ten years, regardless of whether your death occurs before or after your required beginning date or whether your Contract had entered the Income Phase.  In addition, if your death occurs on or after your required beginning date, your Beneficiary must take  annual RMDs during the ten year distribution period.  If your designated Beneficiary is considered an Eligible Designated Beneficiary, the remaining interest must be distributed within ten years or over the life or life expectancy of the designated Beneficiary. We only offer a life or life expectancy distribution option to a designated Beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than ten years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect a life or life expectancy distribution option.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and you do not have a designated Beneficiary (including where your estate or certain

47

trusts are the Beneficiary), the pre-2019 distribution rules generally apply. If your Contract has not yet entered the Income Phase and death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If the Contract has not yet entered the Income Phase and your death occurs before your required beginning date, the remaining interest must be distributed within five years. If your death occurs after your Contract has entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of your death.

The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of RMDs for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the Accumulation Phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or Beneficiary under the Contract in order to determine the fair market value of the Contract. A larger fair market value will result in the calculation of a higher RMD amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Income Tax Reporting and Withholding

Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each Beneficiary who receives a payment under the Contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding.

The 20% withholding requirement generally does not apply to:

•	a series of substantially equal payments made at least annually for:

○	the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated Beneficiary, or

○	for a specified period of ten years or more;

•	distributions which are Required Minimum Distributions;

•	hardship distributions from a 401(k) plan or a tax-sheltered annuity;

•	distributions that are qualified birth or adoption distributions as defined in IRC Section 72(t)(2)(H);

•	distributions that are qualified disaster recovery distributions as defined in IRC Section 72(t)(2)(M);

•	distributions that are emergency personal expense distributions as defined in IRC Section 72(t)(2)(I); or

•	distributions that are eligible distributions to a victim of domestic violence as defined in IRC Section 72(t)(2)(K)

You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding

Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign

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entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

•	proof of residency (in accordance with IRS requirements); and

•	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain foreign entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Civil Unions and Domestic Partnerships

Parties to a civil union or domestic partnership are not treated as spouses under federal law. You should consult a tax adviser for more information on this subject.

Distribution

The Contracts are no longer for sale to the public. The Contract was sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives, and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD also receive compensation for their actions as principal underwriters of the Contracts.

Commissions and Allowances Paid

Commissions for sales of the Contract by MMLIS registered representatives are paid on behalf of MMLIS by MassMutual to MMLIS registered representatives. Commissions for sales of the Contract by registered representatives of other broker-dealers are paid on behalf of MSD by MassMutual to those broker-dealers. We also pay expense allowances in connection with the sales of the Contracts. The maximum commission payable for the Contract is 8.63% of Purchase Payments made to a Contract and/or up to 2.4% of Contract Value annually.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the Contract by their registered representatives.

Additional Compensation Paid to Certain Broker-Dealers

We and MSD make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote

49

the Contract. Asset-based payments are based on the value of the assets in the MassMutual Contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the Contract and each subsequent Purchase Payment applied to the Contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. For a list of the broker-dealers to whom we currently pay additional compensation for selling the Contract, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the Contract. Any such compensation will be paid by MSD or us and will not result in any additional direct charge to you.

Compensation in General

The compensation arrangements described above may provide a registered representative with an incentive to sell the Contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a Contract. You may want to take these compensation arrangements into account when evaluating any recommendation regarding the Contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain Funds to help us make these cash and non-cash payments.

You may want to contact MMLIS or your registered representative to find out more about the compensation they receive in connection with your purchase of a Contract.

Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the Contracts).

Other Information

Assignment

If your Contract is issued as a 403(b) tax-sheltered annuity or an individual retirement annuity, you cannot assign your Contract. If the Contract is issued pursuant to a qualified plan other than an individual retirement annuity, there may be limitations on your ability to assign the Contract. If you assign your Contract, your rights may only be exercised with the consent of the assignee of record.

We will refuse or accept any request to assign the Contract on a non-discriminatory basis. Please refer to your Contract.

We must receive Written Notice, in Good Order, of the assignment, for any assignment we allow to be binding on us. We are not responsible for the validity of an assignment.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Owners, Beneficiaries, and any other payees of proceeds from a contract. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center. IRS guidance requires us

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to withhold federal income tax from escheated payments from certain qualified contracts, and to report such payments to the IRS on Form 1099-R.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Payments We Make

We may be required to suspend or postpone payments, withdrawals, or transfers from the Sub-Accounts for any period when:

•	the NYSE is closed (other than customary weekend and holiday closings);

•	trading on the NYSE is restricted;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	during any other period when the SEC, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account or payment of loan proceeds from The Fixed Account for the period permitted by law, but not for more than six months.

In addition, if, pursuant to the SEC’s rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of that Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market Sub-Account until the Fund is liquidated.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Changes to the Contract

We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the Contract. We will notify you by written notice of such amendments.

Termination of the Contract

We will terminate your Contract upon the occurrence of any of the following events:

•	the date of the last Annuity Payment;

•	the date withdrawal is made of the entire Contract Value;

•	the date of the last payment upon death to the last Beneficiary; or

•	the date your Contract is returned under the right to examine Contract provision.

Computer System, Cybersecurity, and Service Disruption Risks

The Company relies on its parent, MassMutual, for various operating and administrative services including computer systems. MassMutual and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While MassMutual and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, their respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or

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other events beyond their control. The failure of MassMutual or its business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

MassMutual and its business partners retain confidential information on their respective computer systems, including customer information and proprietary business information. Any compromise of the security of MassMutual’s or its business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses. The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).

Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company and MassMutual. These events may adversely affect computer and other systems on which MassMutual and the Company rely, interfere with the processing of contract-related transactions (including the processing of orders from owners and orders with the Funds) and the Company’s ability to administer this Contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the Contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the Contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the Contract.

For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the  SAI.

Our Financial Statements

The financial statements for the Separate Account and the Company are included in the SAI. Our financial statements should be distinguished from the financial statements of the Separate Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Contracts. Contact us at our Service Center for a free copy of these financial statements and the SAI.

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Appendix A

Investment Options Available Under the Contract

Funds Available Under the Contract

The following is a list of Funds currently available under the Contract. The list of Funds is subject to change, as discussed in the prospectus for the Contract. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time You can find prospectuses and other information about the Funds online at www.MassMutual.com/MMArtistry. You can also request this information at no cost by calling
(800) 272-2216 or sending an email request to ANNfax@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Asset Allocation	MML Aggressive Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.00%	12.74%	8.20%	8.00%
Asset Allocation	MML American Funds Core Allocation Fund (Service Class I)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.01%	11.87%	6.78%	6.81%
Asset Allocation	MML Balanced Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.86%	7.70%	4.73%	5.18%
Asset Allocation	MML Conservative Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.85%	6.61%	3.92%	4.52%
Asset Allocation	MML Growth Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.92%	10.93%	7.04%	6.99%
Asset Allocation	MML Moderate Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.88%	8.87%	5.47%	5.82%
Money Market	Invesco V.I. U.S. Government Money Portfolio (Series I)(2)(3) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.66%	4.64%	2.11%	1.40%
Money Market	MML U.S. Government Money Market Fund (Initial Class)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.51%	4.80%	2.16%	1.43%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.93% (*)	3.16%	–0.14%	1.53%
Fixed Income	MML Inflation-Protected and Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.64% (*)	2.72%	2.10%	2.41%

53

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Fixed Income	MML Managed Bond Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.45%	3.88%	0.45%	1.79%
Fixed Income	MML Short-Duration Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.85%	6.11%	1.43%	1.81%
Fixed Income	MML Total Return Bond Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC	0.88%	0.26%	–0.81%	0.88%
Balanced	Invesco V.I. Equity and Income Fund (Series I)(4) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.57%	12.12%	8.38%	7.36%
Balanced	MML Blend Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.50%	14.64%	7.86%	7.90%
Large Cap Value	MML Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.43%	19.39%	10.80%	9.07%
Large Cap Value	MML Equity Income Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.79%	11.67%	8.47%	8.26%
Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.73%	14.90%	10.22%	9.34%
Large Cap Blend

Fidelity® VIP Contrafund® Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.56%	33.79%	17.04%	13.62%
Large Cap Blend	Invesco V.I. Diversified Dividend Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.68%	13.22%	7.64%	7.83%
Large Cap Blend	Invesco V.I. Main Street Fund® (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80% (*)	23.64%	12.08%	11.24%
Large Cap Blend	MML Equity Index Fund (Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Advisors, LLC	0.42%	24.44%	14.06%	12.63%
Large Cap Blend	MML Focused Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.13%	9.78%	9.42%	10.33%
Large Cap Blend	MML Fundamental Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.06%	23.36%	12.91%	13.15%
Large Cap Blend	MML Sustainable Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.57%	19.94%	12.53%	11.82%

54

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Large Cap Growth	Invesco V.I. Discovery Large Cap Fund (Series I)(5) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80% (*)	34.16%	16.05%	13.25%
Large Cap Growth	MML American Funds Growth Fund (Service Class I)(6)(7) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	31.11%	18.33%	16.10%
Large Cap Growth	MML Blue Chip Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.77%	35.70%	13.93%	14.51%
Large Cap Growth	MML Large Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.70%	34.09%	18.12%	15.29%
Small/Mid-Cap Value	MML Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.89%	8.53%	7.31%	8.05%
Small/Mid-Cap Value	MML Small Company Value Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.24% (*)	6.97%	7.50%	8.05%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	0.83%	10.29%	9.15%	7.83%
Small/Mid-Cap Blend	MML Small Cap Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.71%	12.94%	10.64%	9.16%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.85%	24.23%	0.21%	11.57%
Small/Mid-Cap Growth	MML Mid Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.83%	11.16%	7.73%	10.20%
Small/Mid-Cap Growth	MML Small Cap Growth Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.08% (*)	10.29%	7.58%	9.24%
International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00% (*)	–1.67%	3.04%	4.41%
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	0.96%	3.46%	4.23%	3.31%
International/Global	MML Global Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.81% (*)	5.59%	5.87%	7.55%
International/Global	MML International Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Advisers: Massachusetts Financial Services Company and Harris Associates L.P.	1.21% (*)	0.66%	3.38%	4.05%

55

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Specialty(8)	Invesco V.I. Health Care Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.99%	4.17%	3.64%	5.40%
Specialty(8)	Invesco V.I. Technology Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.97%	34.27%	14.65%	14.40%
Specialty(8)	MML Managed Volatility Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC	1.18%	14.85%	6.29%	5.36%
Specialty(8)	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	2.38% (*)	3.97%	6.98%	1.55%
Specialty(8)	VY® CBRE Global Real Estate Portfolio (Class S) Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	1.15% (*)	0.12%	1.41%	2.90%
(*)	This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(3)	Unavailable in Contracts issued on or after January 19, 2008.
(4)	Unavailable in Contracts issued on or after April 30, 2012.
(5)	Invesco V.I. Discovery Large Cap Fund formerly known as Invesco V.I. Capital Appreciation Fund.
(6)	The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectuses for more information about this “feeder” fund.
(7)	The MML American Funds Growth Fund invests all of its assets in the Class 1 shares of the American Funds Insurance Series® – Growth Fund. However, this Fund is not available directly as an investment choice under your MassMutual variable product. You should read the prospectus along with the prospectus for the MML American Funds Growth Fund.
(8)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.

Fixed Account Investment Options Available Under the Contract

The following is a list of fixed options currently available under the Contract. We may change the features of the fixed options listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so.  See “General Information about C.M. Life Insurance Company, the Separate Account and the Investment Options – The  Fixed Account” for more information.

Name	Minimum Guaranteed Interest Rate
The Fixed Account	1.5%

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Appendix B

Free Withdrawal Amount Example

Example 1 ~ Free Withdrawal Amount in Second Contract Year at the Time of a Withdrawal

The values shown are based on the following assumptions:

•	Your initial Purchase Payment of $100,000 is credited to your Contract on the Issue Date.

•	In Contract Year 2, an additional Purchase Payment of $10,000 is made.

•	In Contract Year 3, the Contract Value is $125,000.

Based on the above, we have the following values for the calculation of the Free Withdrawal Amount.

Beginning of Contract Year	Transaction	Pre- Transaction Contract Value	Purchase Payment Amount	Post- Transaction Contract Value	Free Withdrawal Amount
1	Purchase Payment 1	$ 0	$100,000	$100,000	$10,000
2	Purchase Payment 2	102,000	10,000	112,000	10,200
3		125,000		125,000	12,500

In Contract Year 1, 10% of the Contract Value of $100,000 is $10,000 which is the Free Withdrawal Amount.

In Contract Year 2, the Free Withdrawal Amount is 10% of the Contract Value which is $10,200 (10% x (102,000)).

In Contract Year 3, 10% of the total Contract Value is $12,500 (10% x $125,000), so the Free Withdrawal Amount  is $12,500.

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Appendix C

Contingent Deferred Sales Charge (CDSC) Example

Example 1 ~ CDSC for Flexible Purchase Payment Contracts

•	The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount	End of Year Contract Value
1 (on Issue Date)	1	January 15	$100,000	$105,000
2	1	May 15	10,000	120,000
3	2	January 15	20,000	160,000
4	7	January 15	12,000	180,000

•	In Contract Year 8, a partial withdrawal of $50,000 is made.

•	To calculate the CDSC, we first determine the Free Withdrawal Amount not subject to a CDSC. The Free Withdrawal Amount is 10% of the Contract Value which is $18,000 (10% x $180,000).

•	We next determine the remaining withdrawal amount after the deduction of the Free Withdrawal Amount which is $32,000 ($50,000 – $18,000).

•	Since the withdrawal is being made in Contract Year 8, the CDSC charge is 2% or $640 ($32,000 x 2%).

•	The total CDSC for this withdrawal is $640, which is deducted from the withdrawal amount of $50,000. The net amount of $49,360 ($50,000 – $640) is paid to the Contract Owner, unless otherwise instructed.

58

Appendix D

Death Benefit Examples

Example 1 ~ Impact of Purchase Payments and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	Contract Owner dies in Contract Year 5 and had not yet attained Age 80.

Beginning of Contract Year	Purchase Payment	Contract Value After Purchase Payment	Total Purchase Payments
1	$100,000	$100,000	$100,000
2	10,000	115,000	110,000
5 (receive due proof of Contract Owner’s death and election of the payment method)		101,000	110,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	Contract Owner dies in Contract Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $101,000. The total Purchase Payments adjusted for withdrawals is $110,000. The Basic Death Benefit is the greater of these two values. Therefore, the death benefit is $110,000.

59

Example 2a ~ Impact of Withdrawal and Determination of Benefit for Contracts issued on or after
October 1, 2003

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	A withdrawal of $30,000 is made at beginning of Contract Year 5.

•	Owner dies in Contract Year 6 and had not yet attained Age 80.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value After Purchase Payment	Total Purchase Payments Adjusted for Withdrawals
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
5 (immediately prior to withdrawal)			120,000	110,000
5 (immediately after withdrawal)		$30,000	90,000	82,500
6 (receive due proof of Contract Owner’s death and election of the payment method)			80,000	82,500

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent deposit is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Contract Year 5, a $30,000 withdrawal (including any CDSC) is made.

•	Immediately prior to when the withdrawal is made, the Contract Value is $120,000, and the total Purchase Payments adjusted for withdrawals is $110,000.

•	Immediately after the withdrawal is made, the Contract Value becomes $90,000 ($120,000 – $30,000 = $90,000), so the Contract Value has been reduced by 25% ($30,0000/$120,000). The total Purchase Payments adjusted for withdrawals is reduced by $27,500 (25% × $110,000) to $82,500 ($110,000 – $27,500).

•	Contract Owner dies in Contract Year 6. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $80,000. The total Purchase Payments adjusted for withdrawals is $82,500. Therefore, the death benefit is $82,500 (the greater of $82,500 and $80,000).

60

Example 2b ~ Impact of Withdrawal and Determination of Benefit for Contracts Issued before October 1, 2003

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	A withdrawal of $30,000 is made at beginning of Contract Year 5.

•	Contract Owner dies in Contract Year 6 and had not yet attained Age 80.

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value After Purchase Payment	Total Purchase Payments Less Withdrawals
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
5 (immediately prior to withdrawal)			120,000	110,000
5 (immediately after withdrawal)		$30,000	90,000	80,000
6 (receive due proof of Contract Owner’s death and election of the payment method)			95,000	80,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments less withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent deposit is made, bringing the total Purchase Payments less withdrawals to $110,000.

•	At the beginning of Contract Year 5, a $30,000 withdrawal (including any CDSC) is made.

•	Immediately prior to when the withdrawal is made, the Contract Value is $120,000, and the total Purchase Payments less withdrawals is $110,000.

•	Immediately after the withdrawal is made, the Contract Value becomes $90,000 ($120,000 – $30,000 = $90,000). The total Purchase Payments less withdrawals is reduced to $80,000 ($110,000 – $30,000).

•	Contract Owner dies in Contract Year 6. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $95,000. The total Purchase Payments less withdrawals is $80,000. Therefore, the death benefit is $95,000 (the greater of $95,000 and $80,000).

61

Example 3 ~ Impact of Reaching Age 80

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	Contract Owner reaches Age 80 in Contract Year 5. Please see definition of Age earlier in this prospectus.

Beginning of Contract Year	Purchase Payment	Contract Value After Purchase Payment	Total Purchase Payments
1	$100,000	$100,000	$100,000
2	10,000	115,000	110,000
5 (Contract Owner turns Age 80(1))		101,000	N/A
6 (receive due proof of Owner’s death and election of the payment method)		109,000	N/A
(1)	Age is as of the nearest birthday. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent deposit is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Contract Year 5, the Contract Owner has turned Age 80. The Contract Value is $101,000 and the total Purchase Payments adjusted for withdrawals are no longer considered for valuing the death benefit.

•	At the beginning of Contract Year 6, the Contract Value is $109,000. Since the Owner is 80, the value of the Basic Death Benefit is the Contract Value as of the Business Day proof of death and election of payment method in Good Order are received. Therefore, the Basic Death Benefit is $109,000.

62

Example 4 ~ Impact of an Outstanding Loan

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2.

•	A $30,000 loan is taken in Contract Year 3 and repayments begin 3 months later.

•	Contract Owner dies in Contract Year 5 and had not yet attained Age 80.

Beginning of Contract Year	Purchase Payment	Loan	Contract Value After Purchase Payment and Loan	Total Purchase Payments Less Outstanding Loans
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
3		$30,000	85,000	80,000
5 (receive due proof of Contract Owner’s death and election of the payment method)			90,000	85,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments less outstanding loans.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments less outstanding loans to $110,000.

•	At the beginning of Contract Year 3, a $30,000 loan is taken, bringing the total Purchase Payments less loans to $80,000 ($110,000 – $30,000).

•	Contract Owner dies in Contract Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $90,000. With the loan repayments the total Purchase Payments less outstanding loans is $85,000. The Basic Death Benefit is the greater of these two values. Therefore, the death benefit is $90,000.

63

Appendix E

State Variations of Certain Contract  Features

The following chart describes the material variation of certain features and/or benefits of the Contract in states where the Contract has been approved as of the date of the prospectus.

State	Feature	Variation
Maryland	Terminal Illness Benefit	Not available.
Massachusetts	Annuity Payments	Unisex rates are used in calculating Annuity Payments.
	Terminal Illness Benefit	Not available.
North Carolina	Terminal Illness Benefit	Not available.
Oregon	Contingent Deferred Sales Charge (CDSC), Withdrawal, Annuity Options	Waives CDSC for transfer of Contract Value to an Annuity Option.

If Annuity Payments become payable under Annuity Option B and during the guaranteed period an election is made to have the present value of the remaining guaranteed Annuity Payments commuted and paid in a lump sum, the Company may assess any applicable CDSCs from the resulting commuted value prior to payment of the lump sum.

Pennsylvania	Terminal Illness Benefit	Not available.
Texas	Contingent Deferred Sales Charge	CDSC in Contract Year 2 is 7.5%.
Washington	Contingent Deferred Sales Charge (CDSC), Withdrawal, Annuity Options	Waives CDSC for transfer of Contract Value to an Annuity Option.

If Annuity Payments become payable under Annuity Option B and during the guaranteed period an election is made to have the present value of the remaining guaranteed Annuity Payments commuted and paid in a lump sum, the Company may assess any applicable CDSCs from the resulting commuted value prior to payment of the lump sum.

64

The SAI contains additional information about the Separate Account. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Reports and other information about the Separate Account, including the SAI, are available on the SEC website (www.sec.gov).

For a free copy of the SAI, other information about this Contract, or general inquiries, contact our Service Center:

MassMutual
Document Management Services  –  Annuities W360
PO Box 9067
Springfield, MA 01102-9067
(800) 272-2216
(Fax) (866) 329-4272
(Email) ANNfax@MassMutual.com
www.MassMutual.com

Investment Company Act file number: 811-08698
Securities Act file number: 333-95845
Class (Contract) Identifier: C000021290

AN6103

STATEMENT OF ADDITIONAL INFORMATION

C.M. LIFE INSURANCE COMPANY
(Insurance Company)

C.M. MULTI-ACCOUNT A
(Registered Separate Account)

MASSMUTUAL ARTISTRY

April 28, 2025

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated April 28, 2025, for the individual or group variable deferred annuity contracts with flexible Purchase Payments which are referred to herein.

For a copy of the prospectus, call (800) 272-2216, visit online at www.MassMutual.com/MMArtistry, send an email request to MassMutualServiceCenter@MassMutual.com, or write to MassMutual®, Document Management Services – Annuities W360, PO Box 9067, Springfield, MA 01102-9067.

TABLE OF CONTENTS

	SAI	Prospectus
The Company ..........................................	2	15
The Separate Account ..................................	2	15
Assignment of Contract ................................	2	50
Distribution and Administration ........................	3	49
Accumulation Units and Unit Value ....................	3	24
Transfers During the Income Phase .....................	4	27
Payment of Death Benefit ..............................	4	35
Annuity Payments .....................................	5	30
Experts ................................................	5
Financial Statements ...................................	6

AN6103-SAI

THE COMPANY

In this Statement of Additional Information, the “Company,” “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life, which was incorporated on April 25, 1980, is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual®). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001. C.M. Life’s home office is located at 200 Great Pond Drive, Suite 150, Windsor, Connecticut 06095.

THE SEPARATE ACCOUNT

We established C.M. Multi-Account A (Separate Account) as a Separate Account under Connecticut law on August 3, 1994. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account holds the assets that underlie the Contracts, except those assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other separate accounts. The Separate Account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Contracts. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account.

ASSIGNMENT OF CONTRACT

In certain states, the Contract cannot be assigned without C.M. Life’s approval. C.M. Life will refuse or accept any request to assign the Contract on a non-discriminatory basis. Please refer to your Contract.

The Company will not be charged with notice of any assignment of a Contract or of the interest of any Beneficiary or of any other person unless the assignment is in writing and the Company receives the original or a true copy thereof at its Service Center. The Company assumes no responsibility for the validity of any assignment.

For Qualified Contracts, the following provisions should be noted:

(1)  No person entitled to receive Annuity Payments under a Contract or part or all of the Contract’s Value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the Contract Owner given during the Annuitant’s lifetime and received in Good Order by the Company at its Service Center. To the extent permitted by law, no Contract nor any proceeds or interest payable thereunder will be subject to the Annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a Contract is in effect on the maturity date, the Company reserves the right to pay to the assignee in one sum the amount of the Contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the Contract Owner, regardless of any payment options which the Contract Owner may have elected. Moreover, if an assignment of a Contract is in effect at the death of the Annuitant prior to the maturity date, the Company will pay to the assignee in one sum, to the extent that he is entitled, the greater of: (a) the total of all Purchase Payments, less the net amount of all partial redemptions, and less the amount of any outstanding loan, and (b) the accumulated value of the Contract less the amount of any outstanding loan. Any balance of such value will be paid to the Beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Internal Revenue Code of 1986, as amended (IRC); and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to IRC Section 408, or for a Roth Individual Retirement Annuity pursuant to IRC Section 408A, must be endorsed to provide that they are non-transferable. Such Contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than the Company, except to a former spouse of the Annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

DISTRIBUTION AND ADMINISTRATION

The Contract is no longer for sale to the public. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, serves as principal underwriter of the Contracts sold by its registered representatives, and MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual, serves as principal underwriter of the Contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MSD are registered with the SEC as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the Contracts described in the prospectus.

Year	MMLIS	MSD
2024	$67,405	$31,773
2023	$91,869	$35,963
2022	$86,016	$19,242

Commissions for sales of the Contracts by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the Contracts by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MSD as shown below.

Year	MMLIS	MSD
2024	$353,259	$192,683
2023	$419,365	$213,052
2022	$463,264	$219,937

We no longer offer the Contract for sale to the public. However, Contract Owners may continue to make Purchase Payments to existing Contracts, subject to the limitations described in the prospectus.

This offering is on a continuous basis.

Under an administration agreement with the Separate Account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of Contracts with assets held by the Separate Account; and (2) all services and expenses required for the administration of the Separate Account. C.M. Life compensated MassMutual for providing these administrative services as shown below.

2024	2023	2022
$9,617,097	$4,711,796	$6,615,729

ACCUMULATION UNITS AND UNIT VALUE

During the Accumulation Phase, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Sub-Accounts as a result of Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Business Day during which the transaction is received at the Service Center.

The Accumulation Unit value for each Sub-Account was arbitrarily set initially at $10. Subsequent Accumulation Unit values for each Sub-Account are determined for each day in which the New York Stock Exchange is open for business (Business Day) by multiplying the Accumulation Unit value for the immediately preceding Business Day by the net investment factor for the Sub-Account for the current Business Day.

The net investment factor for each Sub-Account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the Sub-Account for the current Business Day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current Business Day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the Sub-Account.

B is the net asset value per share of the funding vehicle or portfolio held by the Sub-Account for the immediately preceding Business Day, minus the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the Sub-Account as of the immediately preceding Business Day.

C is the cumulative charge since the immediately preceding Business Day for the mortality and expense risk charge and for the administrative charge.

The Accumulation Unit value may increase or decrease from Business Day to Business Day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between Sub-Accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the Sub-Account to which the transfer is made, so that the next Annuity Payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new annuity units.

The amount transferred to the General Account from a Sub-Account will be based on the annuity reserves for the Contract. Transfers to the General Account will be made by converting the annuity units being transferred to purchase fixed Annuity Payments under the Annuity Option in effect and based on the Age of the Annuitant at the time of the transfer.

See the “Transfers and Transfer Programs – Transfers During the Income Phase” section in the prospectus for more information about transfers during the Income Phase.

PAYMENT OF DEATH BENEFIT

The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

(1)  a certified death certificate;

(2)  a certified decree of a court of competent jurisdiction as to the finding of death; or

(3)  any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The Beneficiary designation in effect on the date we issue the Contract will remain in effect until changed. Unless the Contract Owner provides otherwise, the death benefit will be paid in equal shares to the Beneficiary(ies) as follows:

(1)  to the primary Beneficiary(ies) who survive the Contract Owner’s and/or the Annuitant’s death, as applicable; or

(2)  if there is no primary Beneficiary who survives the Contract Owner’s death and/or any Annuitant’s death, as applicable, to the contingent Beneficiary(ies) who survive the Contract Owner’s and/or the Annuitant’s death, as applicable; or

(3)  if there is no primary or contingent Beneficiary who survives the Contract Owner’s death and/or any Annuitant’s death, as applicable, to the Contract Owner or the Contract Owner’s estate.

You may name an irrevocable Beneficiary(ies). In that case, a change involving the irrevocable Beneficiary requires the consent of the irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Contract Owner retains all other contractual rights.

See the “Death Benefit” section in the prospectus for more information on death benefits.

4

ANNUITY PAYMENTS

A variable Annuity Payment is an annuity with payments which:

(1)  are not predetermined as to dollar amount; and

(2)  will vary in amount with the net investment results of the applicable Sub-Accounts.

Annuity Payments also depend upon the Age of the Annuitant and any joint Annuitant and the assumed interest factor utilized and may vary by gender of the Annuitant and any joint Annuitant. The annuity table used will depend upon the Annuity Option chosen. The dollar amount of Annuity Payments after the first is determined as follows:

(1)  The dollar amount of the first Annuity Payment is divided by the value of an annuity unit as of the Annuity Date. This establishes the number of annuity units for each Annuity Payment. The number of annuity units will remain the same for the life of the Contract unless you transfer among investment options during the Income Phase or if you elected an Annuity Option with reduced payments to the survivor and the reduced payments to a survivor commence.

(2)  For each Sub-Account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent Annuity Payment date.

(3)  The total dollar amount of each variable Annuity Payment is the sum of all Sub-Account variable Annuity Payments.

The number of annuity units is determined as follows:

(1)  The number of annuity units credited in each Sub-Account will be determined by dividing the product of the portion of the Contract Value to be applied to the Sub-Account and the annuity purchase rate by the value of one annuity unit in that Sub-Account on the Annuity Date. The purchase rates are set forth in the variable annuity rate tables in the Contract.

(2)  For each Sub-Account, the amount of each Annuity Payment equals the product of the Annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each Sub-Account was arbitrarily set initially at $10. The Sub-Account annuity unit value at the end of any subsequent valuation period is determined as follows:

(1)  The net investment factor for the current Business Day is multiplied by the value of the annuity unit for the Sub-Account for the immediately preceding Business Day.

(2)  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding Business Day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from Business Day to Business Day. See “The Income Phase” section in the prospectus for more information.

EXPERTS

The financial statements of C.M. Multi-Account A as of December 31, 2024 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of C.M. Life Insurance Company (the Company) as of December 31, 2024 and 2023, and for each of the years in the three-year period ended December 31, 2024, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated March 3, 2025, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

5

FINANCIAL STATEMENTS

The Registered Separate Account

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2024

Statements of Operations and Changes in Net Assets for the years ended December 31, 2024 and 2023

Notes to Financial Statements

The Insurance Company

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2024 and 2023

Statutory Statements of Operations for the years ended December 31, 2024, 2023 and 2022

Statutory Statements of Changes in Surplus for the years ended December 31, 2024, 2023 and 2022

Statutory Statements of Cash Flows for the years ended December 31, 2024, 2023 and 2022

Notes to Statutory Financial Statements

6

AN6103-SAI

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of C. M. Life Insurance Company and Contract Owners of C. M. Multi-Account A:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in Appendix A that comprise C.M. Multi-Account A (Separate Account), as of December 31, 2024, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes, including the financial highlights in Note 8, for each of the years or periods in the five-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2024, and the results of their operations and changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Accounts management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 2004.

Boston, Massachusetts

March 6, 2025

LA2053	F-1

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix A

C.M. Multi-Account A was comprised of the following sub-accounts of as December 31, 2024. Statements of assets and liabilities as of December 31, 2024, and statements of operations and changes in net assets for each of the years in the two-year period ended, and financial highlights for each of the years in the five-year period then ended unless otherwise noted.

Sub-Accounts

Fidelity® VIP Contrafund® Sub-Account

Invesco Oppenheimer V.I. International Growth Sub-Account

Invesco V.I. Capital Appreciation Sub-Account

Invesco V.I. Core Plus Bond Sub-Account

Invesco V.I. Discovery Mid Cap Growth Sub-Account

Invesco V.I. Diversified Dividend Sub-Account

Invesco V.I. Equity and Income Sub-Account*

Invesco V.I. Global Sub-Account

Invesco V.I. Global Strategic Income Sub-Account

Invesco V.I. Health Care Sub-Account

Invesco V.I. Main Street Sub-Account

Invesco V.I. Technology Sub-Account

Invesco V.I. U.S. Government Money Sub-Account

MML Aggressive Allocation Sub-Account

MML American Funds Core Allocation Sub-Account

MML American Funds Growth Sub-Account

MML American Funds International Sub-Account**

MML Balanced Allocation Sub-Account

MML Blend Sub-Account

MML Blue Chip Growth Sub-Account

MML Conservative Allocation Sub-Account

MML Equity Sub-Account

MML Equity Income Sub-Account

MML Equity Index Sub-Account

MML Focused Equity Sub-Account

MML Foreign Sub-Account

MML Fundamental Equity Sub-Account

MML Fundamental Value Sub-Account

MML Global Sub-Account

MML Growth Allocation Sub-Account

MML High Yield Sub-Account

MML Income & Growth Sub-Account

MML Inflation-Protected and Income Sub-Account

MML International Equity Sub-Account

MML Large Cap Growth Sub-Account

MML Managed Bond Sub-Account (Initial Class)

MML Managed Bond Sub-Account (Service Class)

MML Managed Volatility Sub-Account

MML Mid Cap Growth Sub-Account

MML Mid Cap Value Sub-Account

MML Moderate Allocation Sub-Account

MML Short-Duration Bond Sub-Account

MML Small Cap Equity Sub-Account

MML Small Cap Growth Equity Sub-Account

MML Small Company Value Sub-Account

MML Small/Mid Cap Value Sub-Account

MML Strategic Emerging Markets Sub-Account

MML Sustainable Equity Sub-Account

MML Total Return Bond Sub-Account

MML U.S. Government Money Market Sub-Account

PIMCO CommodityRealReturn® Strategy Sub-Account

VY® CBRE Global Real Estate Sub-Account

*See Note 2 to the financial statements for the previous name of this sub-account.

**Financial highlights for each of the years in the two-year period ended December 31, 2021.

LA2053	F-2

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2024

	Fidelity®	Invesco Oppenheimer V.I.	Invesco V.I.	Invesco V.I.	Invesco V.I. Discovery	Invesco V.I.	Invesco V.I.
	VIP Contrafund®	International Growth	Capital Appreciation	Core Plus Bond	Mid Cap Growth	Diversified Dividend	Equity and Income
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
ASSETS
Investments
Number of shares	1,980,355	6,953,163	795,637	498,308	367,904	129,055	437,391
Identified cost	$79,450,056	$14,901,459	$37,836,562	$3,273,735	$27,154,209	$3,272,673	$7,538,714
Value	$114,741,744	$12,793,821	$50,244,462	$2,840,358	$28,707,587	$3,339,945	$7,636,849
Receivable from C.M. Life Insurance Company	215	-	-	-	-	-	-
Total assets	114,741,959	12,793,821	50,244,462	2,840,358	28,707,587	3,339,945	7,636,849
LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	9,864	1,358	14,151	3,919	6,400	-	2,564
Payable to C.M. Life Insurance Company	-	41	259	71	164	-	57
Total liabilities	9,864	1,399	14,410	3,990	6,564	-	2,621
NET ASSETS	$114,732,095	$12,792,422	$50,230,052	$2,836,368	$28,701,023	$3,339,945	$7,634,228
Net Assets:
Accumulation units - value	$114,403,302	$12,736,611	$49,756,308	$2,705,735	$28,487,690	$3,339,945	$7,548,746
Contracts in payout (annuitization) period	328,793	55,811	473,744	130,633	213,333	-	85,482
Net assets	$114,732,095	$12,792,422	$50,230,052	$2,836,368	$28,701,023	$3,339,945	$7,634,228
Outstanding units
Contract owners	1,421,178	501,938	1,088,330	195,304	1,061,095	177,919	386,186
UNIT VALUE
Panorama Premier	$100.67	$39.73	$52.00	$14.52	$36.21	$19.33	$19.57
Panorama Passage®
Tier 1	75.04	25.44	51.74	-	35.52	18.90	19.14
Tier 2	72.48	24.57	49.98	-	34.31	18.26	18.49
Tier 3	79.93	27.10	55.11	-	37.84	20.10	20.36
Tier 4	75.55	25.61	52.09	-	35.76	19.00	19.24
MassMutual Artistry	68.95	19.24	38.63	-	20.29	17.74	20.01

See Notes to Financial Statements

F-3

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2024

	Invesco V.I. Global Sub-Account	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Health Care Sub-Account	Invesco V.I. Main Sreet Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	MML Aggressive Allocation Sub-Account
ASSETS
Investments
Number of shares	1,813,054	4,613,410	249,219	2,222,483	228,168	3,655,910	2,752,794
Identified cost	$67,527,668	$21,989,410	$6,894,494	$45,203,065	$4,163,478	$3,655,910	$25,779,303
Value	$72,504,026	$19,791,527	$6,726,418	$45,360,880	$5,430,410	$3,655,910	$25,105,477
Receivable from C.M. Life Insurance Company	-	-	-	-	-	65	3
Total assets	72,504,026	19,791,527	6,726,418	45,360,880	5,430,410	3,655,975	25,105,480
LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	17,016	3,600	211	8,131	676	179	-
Payable to C.M. Life Insurance Company	293	76	27	204	23	-	-
Total liabilities	17,309	3,676	238	8,335	699	179	-
NET ASSETS	$72,486,717	$19,787,851	$6,726,180	$45,352,545	$5,429,711	$3,655,796	$25,105,480
Net Assets:
Accumulation units - value	$71,919,425	$19,655,642	$6,719,135	$45,034,428	$5,407,180	$3,649,742	$25,105,480
Contracts in payout (annuitization) period	567,292	132,209	7,045	318,117	22,531	6,054	-
Net assets	$72,486,717	$19,787,851	$6,726,180	$45,352,545	$5,429,711	$3,655,796	$25,105,480
Outstanding units
Contract owners	1,444,629	939,065	194,863	1,123,373	356,529	318,059	867,402
UNIT VALUE
Panorama Premier	$60.29	$20.88	$35.74	$40.36	$15.22	$12.42	$27.92
Panorama Passage®
Tier 1	59.15	20.31	34.96	40.84	14.89	10.62	27.49
Tier 2	57.13	19.62	33.77	39.45	14.38	10.26	26.76
Tier 3	63.00	21.64	37.18	43.50	15.83	11.31	28.68
Tier 4	59.55	20.45	35.15	41.12	14.97	10.69	27.45
MassMutual Artistry	42.25	21.02	32.54	38.01	15.13	11.03	28.98

See Notes to Financial Statements

F-4

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2024

	MML
	American	MML
	Funds	American	MML		MML	MML
	Core Allocation	Funds Growth	Balanced Allocation	MML Blend	Blue Chip Growth	Conservative Allocation	MML Equity
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
ASSETS
Investments
Number of shares	951,312	489,822	2,020,722	2,593,258	1,721,597	1,530,419	961,428
Identified cost	$10,512,178	$7,611,064	$18,895,453	$54,302,043	$28,582,837	$14,097,196	$25,087,025
Value	$10,340,767	$8,292,684	$17,479,248	$56,235,079	$34,707,400	$12,733,085	$29,272,096
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	359
Total assets	10,340,767	8,292,684	17,479,248	56,235,079	34,707,400	12,733,085	29,272,455
LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	-	-	-	15,043	659	-	13,145
Payable to C.M. Life Insurance Company	-	1	6	545	35	8	-
Total liabilities	-	1	6	15,588	694	8	13,145
NET ASSETS	$10,340,767	$8,292,683	$17,479,242	$56,219,491	$34,706,706	$12,733,077	$29,259,310
Net Assets:
Accumulation units - value	$10,340,767	$8,292,683	$17,318,952	$55,718,063	$34,684,752	$12,615,671	$28,821,142
Contracts in payout (annuitization) period	-	-	160,290	501,428	21,954	117,406	438,168
Net assets	$10,340,767	$8,292,683	$17,479,242	$56,219,491	$34,706,706	$12,733,077	$29,259,310
Outstanding units
Contract owners	337,437	93,363	858,252	1,691,271	390,940	670,928	903,628
UNIT VALUE
Panorama Premier	$-	$-	$19.82	$30.92	$86.47	$18.51	$28.54
Panorama Passage®
Tier 1	-	-	19.52	32.55	84.80	18.23	31.54
Tier 2	-	-	19.00	31.44	81.91	17.74	30.46
Tier 3	-	-	20.37	34.67	89.52	19.02	33.59
Tier 4	-	-	19.49	32.77	84.61	18.20	31.75
MassMutual Artistry	30.65	88.82	20.58	34.45	90.69	19.21	34.44

See Notes to Financial Statements

F-5

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2024

	MML	MML	MML		MML	MML
	Equity Income	Equity Index	Focused Equity	MML Foreign	Fundamental Equity	Fundamental Value	MML Global
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
ASSETS
Investments
Number of shares	1,764,203	611,904	144,118	675,465	97,670	102,027	2,146,517
Identified cost	$18,153,600	$17,661,431	$985,383	$6,331,544	$961,602	$1,236,677	$10,796,852
Value	$17,818,452	$21,997,958	$1,018,916	$6,464,197	$1,056,793	$1,248,814	$9,852,514
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-
Total assets	17,818,452	21,997,958	1,018,916	6,464,197	1,056,793	1,248,814	9,852,514
LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	90	4,910	-	1,417	-	-	510
Payable to C.M. Life Insurance Company	20	127	15	42	16	16	22
Total liabilities	110	5,037	15	1,459	16	16	532
NET ASSETS	$17,818,342	$21,992,921	$1,018,901	$6,462,738	$1,056,777	$1,248,798	$9,851,982
Net Assets:
Accumulation units - value	$17,797,711	$21,829,266	$1,018,901	$6,415,502	$1,056,777	$1,248,798	$9,834,969
Contracts in payout (annuitization) period	20,631	163,655	-	47,236	-	-	17,013
Net assets	$17,818,342	$21,992,921	$1,018,901	$6,462,738	$1,056,777	$1,248,798	$9,851,982
Outstanding units
Contract owners	390,706	497,132	27,874	393,262	25,196	42,996	476,735
UNIT VALUE
Panorama Premier	$44.21	$43.80	$35.90	$16.70	$41.04	$28.37	$21.92
Panorama Passage®
Tier 1	43.36	45.26	35.50	16.75	40.58	28.05	21.14
Tier 2	41.88	43.72	34.79	16.18	39.76	27.49	20.42
Tier 3	45.77	48.21	36.64	17.84	41.88	28.95	22.52
Tier 4	43.26	45.57	35.45	16.86	40.52	28.01	21.28
MassMutual Artistry	46.37	42.06	36.92	15.95	42.20	29.17	15.89

See Notes to Financial Statements

F-6

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2024

	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
							(Initial Class)
ASSETS
Investments
Number of shares	6,711,455	339,907	2,247,720	797,385	26,155	1,314,937	1,450,725
Identified cost	$56,341,345	$3,105,888	$22,397,976	$7,968,340	$236,262	$15,623,015	$17,723,568
Value	$52,819,150	$2,960,590	$22,095,090	$6,825,613	$263,641	$22,616,921	$15,620,387
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-
Total assets	52,819,150	2,960,590	22,095,090	6,825,613	263,641	22,616,921	15,620,387
LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	-	-	2,653	729	-	9,623	433
Payable to C.M. Life Insurance Company	11	9	55	29	8	180	27
Total liabilities	11	9	2,708	758	8	9,803	460
NET ASSETS	$52,819,139	$2,960,581	$22,092,382	$6,824,855	$263,633	$22,607,118	$15,619,927
Net Assets:
Accumulation units - value	$52,819,139	$2,960,581	$22,003,951	$6,797,631	$263,633	$22,228,783	$15,595,964
Contracts in payout (annuitization) period	-	-	88,431	27,224	-	378,335	23,963
Net assets	$52,819,139	$2,960,581	$22,092,382	$6,824,855	$263,633	$22,607,118	$15,619,927
Outstanding units
Contract owners	2,060,300	147,630	633,379	443,948	21,806	513,952	778,985
UNIT VALUE
Panorama Premier	$24.75	$19.63	$40.42	$14.92	$-	$46.45	$-
Panorama Passage®
Tier 1	24.38	19.37	30.99	14.63	-	46.66	19.30
Tier 2	23.73	18.93	29.94	14.13	-	45.07	18.64
Tier 3	25.43	20.10	33.01	15.44	-	49.70	20.56
Tier 4	24.34	19.35	31.21	14.60	-	46.97	19.43
MassMutual Artistry	25.69	20.28	29.82	15.64	12.09	38.62	19.81

See Notes to Financial Statements

F-7

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2024

	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
	(Service Class)
ASSETS
Investments
Number of shares	131,376	531,431	5,783,449	4,641,304	5,252,534	191,297	1,636,827
Identified cost	$1,613,173	$6,447,011	$75,634,120	$43,298,144	$51,306,875	$1,764,283	$16,072,319
Value	$1,409,071	$7,182,467	$65,526,482	$37,687,388	$47,482,907	$1,736,973	$18,970,759
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-
Total assets	1,409,071	7,182,467	65,526,482	37,687,388	47,482,907	1,736,973	18,970,759
LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	-	3,872	14,008	12,562	-	31	668
Payable to C.M. Life Insurance Company	-	82	206	248	20	16	27
Total liabilities	-	3,954	14,214	12,810	20	47	695
NET ASSETS	$1,409,071	$7,178,513	$65,512,268	$37,674,578	$47,482,887	$1,736,926	$18,970,064
Net Assets:
Accumulation units - value	$1,409,071	$6,997,452	$65,041,626	$37,255,724	$47,341,274	$1,735,907	$18,925,612
Contracts in payout (annuitization) period	-	181,061	470,642	418,854	141,613	1,019	44,452
Net assets	$1,409,071	$7,178,513	$65,512,268	$37,674,578	$47,482,887	$1,736,926	$18,970,064
Outstanding units
Contract owners	111,036	352,254	746,185	579,090	2,122,495	157,889	336,203
UNIT VALUE
Panorama Premier	$12.69	$19.79	$113.00	$59.88	$21.66	$10.84	$60.60
Panorama Passage®
Tier 1	-	19.35	83.38	63.18	21.33	10.69	54.35
Tier 2	-	18.70	80.54	61.02	20.76	10.45	52.50
Tier 3	-	20.59	88.81	67.29	22.26	11.09	57.90
Tier 4	-	19.46	83.94	63.61	21.30	10.68	54.72
MassMutual Artistry	-	20.71	68.28	68.47	22.48	11.19	53.27

See Notes to Financial Statements

F-8

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2024

	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Sustainable Equity Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account
ASSETS
Investments
Number of shares	1,022,825	114,240	1,269,407	170,807	1,899,960	240,698	17,858,991
Identified cost	$12,015,749	$968,116	$12,396,409	$1,250,970	$29,697,188	$2,326,518	$17,858,991
Value	$11,096,714	$939,051	$11,678,540	$888,198	$31,634,341	$2,072,410	$17,858,991
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	229
Total assets	11,096,714	939,051	11,678,540	888,198	31,634,341	2,072,410	17,859,220
LIABILITIES
Payable to Annuitant mortality fluctuation fund reserve	3,529	-	342	-	1,987	-	7,022
Payable to C.M. Life Insurance Company	75	-	16	-	44	8	1
Total liabilities	3,604	-	358	-	2,031	8	7,023
NET ASSETS	$11,093,110	$939,051	$11,678,182	$888,198	$31,632,310	$2,072,402	$17,852,197
Net Assets:
Accumulation units - value	$10,975,480	$939,051	$11,666,798	$888,198	$31,566,078	$2,068,031	$17,618,109
Contracts in payout (annuitization) period	117,630	-	11,384	-	66,232	4,371	234,088
Net assets	$11,093,110	$939,051	$11,678,182	$888,198	$31,632,310	$2,072,402	$17,852,197
Outstanding units
Contract owners	226,413	22,297	219,769	67,325	570,501	206,526	1,882,359
UNIT VALUE
Panorama Premier	$61.50	$-	$51.28	$-	$53.87	$9.85	$9.26
Panorama Passage®
Tier 1	54.10	-	50.29	-	52.83	9.73	9.12
Tier 2	52.25	-	48.57	-	51.03	9.54	8.88
Tier 3	57.62	-	53.09	-	55.77	10.05	9.52
Tier 4	54.47	-	50.18	-	52.71	9.72	9.11
MassMutual Artistry	39.23	42.12	53.78	13.19	56.50	10.12	9.62

See Notes to Financial Statements

F-9

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2024

	PIMCO Commodity- RealReturn® Strategy Sub-Account	VY® CBRE Global Real Estate Sub-Account
ASSETS
Investments
Number of shares	194,430	129,877
Identified cost	$1,371,328	$1,376,502
Value	$1,081,029	$1,293,577
Receivable from C.M. Life Insurance Company	-	-
Total assets	1,081,029	1,293,577
LIABILITIES
Payable to fund Annuitant mortality fluctuation reserve	15	-
Payable to C.M. Life Insurance Company	22	21
Total liabilities	37	21
NET ASSETS	$1,080,992	$1,293,556
Net Assets:
Accumulation units - value	$1,078,979	$1,293,556
Contracts in payout (annuitization) period	2,013	-
Net assets	$1,080,992	$1,293,556
Outstanding units
Contract owners	150,039	76,886
UNIT VALUE
Panorama Premier	$7.00	$16.48
Panorama Passage®
Tier 1	6.88	16.21
Tier 2	6.68	15.73
Tier 3	7.21	16.98
Tier 4	6.87	16.18
MassMutual Artistry	7.29	17.17

See Notes to Financial Statements

F-10

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For The Year Ended December 31, 2024

	Fidelity® VIP Contrafund® Sub-Account	Invesco Oppenheimer V.I. International Growth Sub-Account	Invesco V.I. Capital Appreciation Sub-Account	Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Discovery Mid Cap Growth Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Equity and Income Sub-Account
Investment income
Dividends	$204,788	$90,927	$-	$106,136	$-	$63,550	$356,855
Expenses
Mortality and expense risk charge and administrative charges	1,409,430	186,558	618,138	39,870	358,548	41,708	107,763
Net investment income (loss)	(1,204,642)	(95,631)	(618,138)	66,266	(358,548)	21,842	249,092
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	7,376,375	(450,406)	1,150,260	(80,050)	(174,446)	(5,005)	327,063
Realized gain distribution	12,933,187	932,502	-	-	-	135,261	295,362
Realized gain (loss)	20,309,562	482,096	1,150,260	(80,050)	(174,446)	130,256	622,425
Change in net unrealized appreciation
(depreciation) of investments	11,069,619	(721,024)	12,911,189	62,810	6,211,021	220,039	(197,741)
Net gain (loss) on investments	31,379,181	(238,928)	14,061,449	(17,240)	6,036,575	350,295	424,684
Net increase (decrease) in net assets resulting from operations	30,174,539	(334,559)	13,443,311	49,026	5,678,027	372,137	673,776
Capital transactions:
Transfers of net premiums	956,239	233,625	257,605	-	132,059	41,780	64,021
Transfers due to death benefits	(1,903,562)	(145,857)	(397,518)	(71,542)	(297,102)	(19,044)	(246,660)
Transfers due to annuity benefit payments	(35,155)	(8,158)	(42,996)	(13,134)	(23,399)	-	(8,683)
Transfers due to withdrawal of funds	(11,342,948)	(2,241,904)	(6,041,741)	(296,154)	(2,780,462)	(466,939)	(1,395,519)
Transfers due to loans, net of repayments	36,114	17,383	11,426	-	(1,152)	(1,024)	(842)
Transfers due to rider and contingent deferred sales charges	(11,811)	(349)	(2,701)	(359)	(1,264)	(253)	(506)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(4,691)	2,699	10,525	4,182	5,184	-	(69)
Transfers between Sub-Accounts and (to) from General Account	(1,521,627)	(181,094)	(666,742)	(6,696)	(126,141)	130,531	11,626
Net increase (decrease) in net assets
resulting from capital transactions	(13,827,441)	(2,323,655)	(6,872,142)	(383,703)	(3,092,277)	(314,949)	(1,576,632)
Total increase (decrease)	16,347,098	(2,658,214)	6,571,169	(334,677)	2,585,750	57,188	(902,856)
NET ASSETS, at beginning of the year	98,384,997	15,450,636	43,658,883	3,171,045	26,115,273	3,282,757	8,537,084
NET ASSETS, at end of the year	$114,732,095	$12,792,422	$50,230,052	$2,836,368	$28,701,023	$3,339,945	$7,634,228

See Notes to Financial Statements

F-11

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	Invesco V.I. Global Sub-Account	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Health Care Sub-Account	Invesco V.I. Main Street Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	MML Aggressive Allocation Sub-Account
Investment income
Dividends	$-	$619,314	$-	$-	$-	$178,352	$301,911
Expenses
Mortality and expense risk charge and administrative charges	939,365	258,922	94,280	590,028	67,936	49,994	315,674
Net investment income (loss)	(939,365)	360,392	(94,280)	(590,028)	(67,936)	128,358	(13,763)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	306,626	(632,277)	69,086	(2,456,535)	(549,309)	-	(347,074)
Realized gain distribution	4,224,728	-	-	4,379,780	221,435	-	483,093
Realized gain (loss)	4,531,354	(632,277)	69,086	1,923,245	(327,874)	-	136,019
Change in net unrealized appreciation
(depreciation) of investments	6,607,933	656,143	274,993	7,586,121	1,874,593	-	2,789,718
Net gain (loss) on investments	11,139,287	23,866	344,079	9,509,366	1,546,719	-	2,925,737
Net increase (decrease) in net assets
resulting from operations	10,199,922	384,258	249,799	8,919,338	1,478,783	128,358	2,911,974
Capital transactions:
Transfers of net premiums	645,775	276,523	98,915	128,791	55,944	26,319	781,449
Transfers due to death benefits	(857,512)	(256,918)	(98,107)	(491,712)	(61,570)	(52,197)	(19,495)
Transfers due to annuity benefit payments	(60,910)	(16,107)	(563)	(41,147)	(1,284)	(741)	-
Transfers due to withdrawal of funds	(8,489,398)	(2,623,651)	(717,140)	(4,802,339)	(627,548)	(700,844)	(4,730,475)
Transfers due to loans, net of repayments	57,730	12,774	1,762	1,365	(2,802)	4,411	87,298
Transfers due to rider and contingent deferred sales charges	(4,026)	(1,691)	(431)	(2,183)	(315)	(287)	(69)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	9,881	7,410	(908)	6,928	(96)	54	-
Transfers between Sub-Accounts and (to) from General Account	(819,007)	698,236	35,828	(363,854)	(172,143)	(9,174)	360,691
Net increase (decrease) in net assets
resulting from capital transactions	(9,517,467)	(1,903,424)	(680,644)	(5,564,151)	(809,814)	(732,459)	(3,520,601)
Total increase (decrease)	682,455	(1,519,166)	(430,845)	3,355,187	668,969	(604,101)	(608,627)
NET ASSETS, at beginning of the year	71,804,262	21,307,017	7,157,025	41,997,358	4,760,742	4,259,897	25,714,107
NET ASSETS, at end of the year	$72,486,717	$19,787,851	$6,726,180	$45,352,545	$5,429,711	$3,655,796	$25,105,480

See Notes to Financial Statements

F-12

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	MML American Funds Core Allocation Sub-Account	MML American Funds Growth Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Equity Sub-Account
Investment income
Dividends	$202,019	$-	$437,252	$1,059,932	$-	$364,583	$582,370
Expenses
Mortality and expense risk charge and administrative charges	134,987	90,193	230,048	716,637	411,649	176,832	373,140
Net investment income (loss)	67,032	(90,193)	207,204	343,295	(411,649)	187,751	209,230
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(278,253)	181,263	(551,251)	40,877	437,229	(621,505)	437,199
Realized gain distribution	190,111	584,935	-	529,221	2,346,187	-	310,171
Realized gain (loss)	(88,142)	766,198	(551,251)	570,098	2,783,416	(621,505)	747,370
Change in net unrealized appreciation
(depreciation) of investments	1,196,397	1,277,867	1,534,793	6,143,928	6,973,271	1,196,155	3,931,571
Net gain (loss) on investments	1,108,255	2,044,065	983,542	6,714,026	9,756,687	574,650	4,678,941
Net increase (decrease) in net assets
resulting from operations	1,175,287	1,953,872	1,190,746	7,057,321	9,345,038	762,401	4,888,171
Capital transactions:
Transfers of net premiums	445,516	210,597	378,656	498,793	489,283	322,687	250,185
Transfers due to death benefits	-	-	(171,375)	(1,500,130)	(142,743)	(53,655)	(156,697)
Transfers due to annuity benefit payments	-	-	(19,789)	(68,273)	(2,901)	(14,064)	(41,151)
Transfers due to withdrawal of funds	(3,119,594)	(1,014,058)	(3,141,537)	(6,831,213)	(3,543,437)	(3,162,707)	(3,913,027)
Transfers due to loans, net of repayments	(1,318)	(1,032)	19,216	18,168	8,408	15,650	11,590
Transfers due to rider and contingent deferred sales charges	-	-	(463)	(1,700)	(2,175)	(23)	(956)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	-	-	2,136	14,641	837	4,971	5,401
Transfers between Sub-Accounts and (to) from General Account	176,393	125,334	42,673	57,967	(508,934)	(155,606)	(150,322)
Net increase (decrease) in net assets
resulting from capital transactions	(2,499,003)	(679,159)	(2,890,483)	(7,811,747)	(3,701,662)	(3,042,747)	(3,994,977)
Total increase (decrease)	(1,323,716)	1,274,713	(1,699,737)	(754,426)	5,643,376	(2,280,346)	893,194
NET ASSETS, at beginning of the year	11,664,483	7,017,970	19,178,979	56,973,917	29,063,330	15,013,423	28,366,116
NET ASSETS, at end of the year	$10,340,767	$8,292,683	$17,479,242	$56,219,491	$34,706,706	$12,733,077	$29,259,310

See Notes to Financial Statements

F-13

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Equity Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account
Investment income
Dividends	$375,026	$206,422	$8,467	$208,841	$6,216	$10,210	$98,989
Expenses
Mortality and expense risk charge and administrative charges	229,682	280,625	13,109	86,686	13,140	15,479	138,453
Net investment income (loss)	145,344	(74,203)	(4,642)	122,155	(6,924)	(5,269)	(39,464)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(237,319)	859,339	47,642	9,721	39,373	49,618	(2,390,533)
Realized gain distribution	1,224,106	647,402	50,793	-	92,435	101,244	499,607
Realized gain (loss)	986,787	1,506,741	98,435	9,721	131,808	150,862	(1,890,926)
Change in net unrealized appreciation
(depreciation) of investments	677,320	3,027,811	(9,650)	41,931	88,693	18,702	2,380,239
Net gain (loss) on investments	1,664,107	4,534,552	88,785	51,652	220,501	169,564	489,313
Net increase (decrease) in net assets
resulting from operations	1,809,451	4,460,349	84,143	173,807	213,577	164,295	449,849
Capital transactions:
Transfers of net premiums	229,798	168,054	10,371	78,068	37,356	27,430	34,837
Transfers due to death benefits	(368,195)	(846,163)	-	(40,059)	-	-	(219,718)
Transfers due to annuity benefit payments	(5,804)	(20,231)	-	(5,377)	-	-	(2,036)
Transfers due to withdrawal of funds	(2,028,366)	(2,710,380)	(41,074)	(877,560)	(256,723)	(164,863)	(1,168,648)
Transfers due to loans, net of repayments	11,549	108	353	6,346	1,393	(45,072)	1,437
Transfers due to rider and contingent deferred sales charges	(1,107)	(766)	-	(571)	(24)	(13)	(574)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	396	1,930	-	922	-	-	486
Transfers between Sub-Accounts and (to) from General Account	174,753	(31,573)	(69,499)	64,515	(11,018)	39,039	37,394
Net increase (decrease) in net assets
resulting from capital transactions	(1,986,976)	(3,439,021)	(99,849)	(773,716)	(229,016)	(143,479)	(1,316,822)
Total increase (decrease)	(177,525)	1,021,328	(15,706)	(599,909)	(15,439)	20,816	(866,973)
NET ASSETS, at beginning of the year	17,995,867	20,971,593	1,034,607	7,062,647	1,072,216	1,227,982	10,718,955
NET ASSETS, at end of the year	$17,818,342	$21,992,921	$1,018,901	$6,462,738	$1,056,777	$1,248,798	$9,851,982

See Notes to Financial Statements

F-14

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
			-	-			(Initial Class)
Investment income
Dividends	$861,762	$167,983	$473,092	$313,325	$3,946	$-	$731,807
Expenses
Mortality and expense risk charge and administration charges	647,088	35,812	290,780	89,113	3,370	266,307	196,020
Net investment income (loss)	214,674	132,171	182,312	224,212	576	(266,307)	535,787
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,133,343)	(51,848)	(262,426)	(238,139)	1,647	1,069,733	(380,991)
Realized gain distribution	34,324	-	2,964,039	-	-	1,600,306	-
Realized gain (loss)	(1,099,019)	(51,848)	2,701,613	(238,139)	1,647	2,670,039	(380,991)
Change in net unrealized appreciation
(depreciation) of investments	5,876,179	131,168	(45,406)	115,692	(3,105)	3,408,600	263,964
Net gain (loss) on investments	4,777,160	79,320	2,656,207	(122,447)	(1,458)	6,078,639	(117,027)
Net increase (decrease) in net assets
resulting from operations	4,991,834	211,491	2,838,519	101,765	(882)	5,812,332	418,760
Capital transactions:
Transfers of net premiums	1,568,367	105,172	106,064	124,761	19,217	87,284	310,780
Transfers due to death benefits	(16,265)	(4,742)	(321,101)	(235,562)	-	(135,097)	(169,016)
Transfers due to annuity benefit payments	-	-	(9,326)	(2,964)	-	(35,510)	(4,170)
Transfers due to withdrawal of funds	(5,578,121)	(397,593)	(2,385,270)	(1,039,948)	(32,789)	(2,162,147)	(1,898,832)
Transfers due to loans, net of repayments	37,322	4,285	(2,854)	3,555	(330)	13,723	(1,984)
Transfers due to rider and contingent deferred sales charges	(178)	(157)	(1,265)	(310)	-	(1,786)	(1,977)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	-	-	889	913	-	9,257	3,897
Transfers between Sub-Accounts and (to) from General Account	(664,087)	144,137	(27,403)	310,821	(1,947)	141,183	327,864
Net increase (decrease) in net assets
resulting from capital transactions	(4,652,962)	(148,898)	(2,640,266)	(838,734)	(15,849)	(2,083,093)	(1,433,438)
Total increase (decrease)	338,872	62,593	198,253	(736,969)	(16,731)	3,729,239	(1,014,678)
NET ASSETS, at beginning of the year	52,480,267	2,897,988	21,894,129	7,561,824	280,364	18,877,879	16,634,605
NET ASSETS, at end of the year	$52,819,139	$2,960,581	$22,092,382	$6,824,855	$263,633	$22,607,118	$15,619,927

See Notes to Financial Statements

F-15

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
	(Service Class)
Investment income
Dividends	$69,361	$43,566	$-	$701,565	$1,041,433	$64,832	$-
Expenses
Mortality and expense risk charge and administration charges	21,462	92,419	857,590	490,638	593,198	22,909	241,084
Net investment income (loss)	47,899	(48,853)	(857,590)	210,927	448,235	41,923	(241,084)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(77,780)	7,638	(3,373,845)	(1,975,740)	(1,370,625)	(13,758)	833,674
Realized gain distribution	-	230,662	3,622,069	1,423,598	-	-	1,193,028
Realized gain (loss)	(77,780)	238,300	248,224	(552,142)	(1,370,625)	(13,758)	2,026,702
Change in net unrealized appreciation
(depreciation) of investments	62,328	742,639	6,841,351	3,090,034	4,522,444	53,903	306,445
Net gain (loss) on investments	(15,452)	980,939	7,089,575	2,537,892	3,151,819	40,145	2,333,147
Net increase (decrease) in net assets
resulting from operations	32,447	932,086	6,231,985	2,748,819	3,600,054	82,068	2,092,063
Capital transactions:
Transfers of net premiums	8,023	61,733	434,649	420,130	1,318,438	18,755	233,253
Transfers due to death benefits	(41,163)	(73,250)	(895,143)	(327,444)	(335,266)	(5,275)	(88,049)
Transfers due to annuity benefit payments	-	(18,000)	(52,002)	(42,601)	(14,747)	(192)	(9,853)
Transfers due to withdrawal of funds	(408,086)	(1,348,828)	(7,059,620)	(4,615,097)	(6,520,114)	(250,113)	(2,269,366)
Transfers due to loans, net of repayments	-	6,288	11,997	16,903	45,085	3,295	16,173
Transfers due to rider and contingent deferred sales charges	(80)	(1,178)	(2,926)	(3,656)	(555)	(28)	(1,857)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	-	6,510	7,769	10,515	4,652	32	791
Transfers between Sub-Accounts and (to) from General Account	26,798	126,323	(585,648)	(123,690)	(219,775)	99,084	(307,286)
Net increase (decrease) in net assets
resulting from capital transactions	(414,508)	(1,240,402)	(8,140,924)	(4,664,940)	(5,722,282)	(134,442)	(2,426,194)
Total increase (decrease)	(382,061)	(308,316)	(1,908,939)	(1,916,121)	(2,122,228)	(52,374)	(334,131)
NET ASSETS, at beginning of the year	1,791,132	7,486,829	67,421,207	39,590,699	49,605,115	1,789,300	19,304,195
NET ASSETS, at end of the year	$1,409,071	$7,178,513	$65,512,268	$37,674,578	$47,482,887	$1,736,926	$18,970,064

See Notes to Financial Statements

F-16

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Sustainable Equity Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account
Investment income
Dividends	$5,377	$9,706	$98,136	$4,074	$317,380	$75,494	$844,303
Expenses
Mortality and expense risk charge and administration charges	148,028	10,683	144,243	10,858	397,021	25,753	226,184
Net investment income (loss)	(142,651)	(977)	(46,107)	(6,784)	(79,641)	49,741	618,119
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(889,530)	(104,608)	(519,490)	(85,031)	2,106,475	(111,897)	-
Realized gain distribution	-	-	743,644	-	1,518,830	-	-
Realized gain (loss)	(889,530)	(104,608)	224,154	(85,031)	3,625,305	(111,897)	-
Change in net unrealized appreciation
(depreciation) of investments	2,028,117	154,742	834,726	67,148	1,794,581	38,737	-
Net gain (loss) on investments	1,138,587	50,134	1,058,880	(17,883)	5,419,886	(73,160)	-
Net increase (decrease) in net assets
resulting from operations	995,936	49,157	1,012,773	(24,667)	5,340,245	(23,419)	618,119
Capital transactions:
Transfers of net premiums	114,646	29,476	196,594	30,745	216,886	45,523	254,031
Transfers due to death benefits	(152,133)	-	(32,865)	-	(323,784)	(1,007)	(239,846)
Transfers due to annuity benefit payments	(12,369)	-	(1,359)	-	(7,677)	(848)	(21,837)
Transfers due to withdrawal of funds	(1,685,737)	(153,703)	(1,345,611)	(64,895)	(3,316,344)	(397,292)	(3,005,611)
Transfers due to loans, net of repayments	(613)	463	11,969	(721)	21,001	2,097	19,717
Transfers due to rider and contingent deferred sales charges	(597)	-	(445)	-	(2,162)	(10)	(761)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	3,506	-	194	-	1,920	153	4,538
Transfers between Sub-Accounts and (to) from General Account	57,533	93,516	112,959	64,753	(414,876)	378,418	1,372,430
Net increase (decrease) in net assets
resulting from capital transactions	(1,675,764)	(30,248)	(1,058,564)	29,882	(3,825,036)	27,034	(1,617,339)
Total increase (decrease)	(679,828)	18,909	(45,791)	5,215	1,515,209	3,615	(999,220)
NET ASSETS, at beginning of the year	11,772,938	920,142	11,723,973	882,983	30,117,101	2,068,787	18,851,417
NET ASSETS, at end of the year	$11,093,110	$939,051	$11,678,182	$888,198	$31,632,310	$2,072,402	$17,852,197

See Notes to Financial Statements

F-17

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

	PIMCO Commodity- RealReturn® Strategy Sub-Account	VY® CBRE Global Real Estate Sub-Account
Investment income
Dividends	$22,186	$40,425
Expenses
Mortality and expense risk charge and administration charges	13,641	18,339
Net investment income (loss)	8,545	22,086
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(51,803)	(49,432)
Realized gain distribution	-	-
Realized gain (loss)	(51,803)	(49,432)
Change in net unrealized appreciation (depreciation) of investments	73,338	10,788
Net gain (loss) on investments	21,535	(38,644)
Net increase (decrease) in net assets resulting from operations	30,080	(16,558)
Capital transactions:
Transfers of net premiums	46,776	18,985
Transfers due to death benefits	(1,838)	(5,900)
Transfers due to annuity benefit payments	(221)	-
Transfers due to withdrawal of funds	(175,311)	(261,532)
Transfers due to loans, net of repayments	(1,491)	1,589
Transfers due to rider and contingent deferred sales charges	(13)	(174)
Transfers due to net charge (credit) to annuitant mortality fluctuation	59	-
Transfers between Sub-Accounts and (to) from General Account	43,515	496
Net increase (decrease) in net assets resulting from capital transactions	(88,524)	(246,536)
Total increase (decrease)	(58,444)	(263,094)
NET ASSETS, at beginning of the year	1,139,436	1,556,650
NET ASSETS, at end of the year	$1,080,992	$1,293,556

See Notes to Financial Statements

F-18

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For The Year Ended December 31, 2023

	Fidelity® VIP Contrafund® Sub-Account	Invesco Oppenheimer V.I. International Growth Sub-Account	Invesco V.I. Capital Appreciation Sub-Account	Invesco V.I. Conservative Balanced Sub-Account	Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Discovery Mid Cap Growth Sub-Account	Invesco V.I. Diversified Dividend Sub-Account
Investment income
Dividends	$439,250	$87,627	$-	$159,030	$81,670	$-	$64,044
Expenses
Mortality and expense risk charge and administrative charges	1,141,351	185,683	507,050	115,224	42,532	325,212	39,381
Net investment income (loss)	(702,101)	(98,056)	(507,050)	43,806	39,138	(325,212)	24,663
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,185,516	(384,814)	(1,647,191)	224,384	(67,652)	(937,644)	(33,355)
Realized gain distribution	3,199,017	-	-	-	-	-	263,752
Realized gain (loss)	5,384,533	(384,814)	(1,647,191)	224,384	(67,652)	(937,644)	230,397
Change in net unrealized appreciation
(depreciation) of investments	20,268,649	3,102,059	13,809,666	642,501	175,555	4,099,376	(26,982)
Net gain (loss) on investments	25,653,182	2,717,245	12,162,475	866,885	107,903	3,161,732	203,415
Net increase (decrease) in net assets
resulting from operations	24,951,081	2,619,189	11,655,425	910,691	147,041	2,836,520	228,078
Capital transactions:
Transfers of net premiums	1,002,797	212,538	311,042	29,988	-	142,748	56,311
Transfers due to death benefits	(1,316,344)	(240,306)	(721,927)	(301,787)	(42,985)	(332,104)	(14,946)
Transfers due to annuity benefit payments	(19,276)	(4,135)	(32,571)	(15,524)	(12,706)	(19,301)	-
Transfers due to withdrawal of funds	(7,755,495)	(957,110)	(3,555,145)	(829,960)	(224,797)	(2,274,812)	(333,963)
Transfers due to loans, net of repayments	25,327	6,409	16,438	(591)	-	39,461	2,775
Transfers due to rider and contingent deferred sales charges	(9,024)	(413)	(2,222)	(499)	(348)	(1,153)	(262)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	(27,056)	(3,093)	766	(3,387)	2,438	1,303	-
Transfers between Sub-Accounts and (to) from General Account	(449,664)	(44,793)	(348,186)	(62,513)	(443)	3,456	183,897
Net increase (decrease) in net assets
resulting from capital transactions	(8,548,735)	(1,030,903)	(4,331,805)	(1,184,273)	(278,841)	(2,440,402)	(106,188)
Total increase (decrease)	16,402,346	1,588,286	7,323,620	(273,582)	(131,800)	396,118	121,890
NET ASSETS, at beginning of the year	81,982,651	13,862,350	36,335,263	8,810,666	3,302,845	25,719,155	3,160,867
NET ASSETS, at end of the year	$98,384,997	$15,450,636	$43,658,883	$8,537,084	$3,171,045	$26,115,273	$3,282,757

 See Notes to Financial Statements

F-19

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2023

	Invesco V.I. Global Sub-Account	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Health Care Sub-Account	Invesco V.I. Main Street Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	MML Aggressive Allocation Sub-Account
Investment income
Dividends	$149,908	$-	$-	$336,472	$-	$192,019	$710,278
Expenses
Mortality and expense risk charge and administrative charges	826,935	269,789	90,631	521,994	55,520	54,819	290,677
Net investment income (loss)	(677,027)	(269,789)	(90,631)	(185,522)	(55,520)	137,200	419,601
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	165,319	(951,564)	(145,356)	(2,858,881)	(584,961)	-	(386,209)
Realized gain distribution	7,580,833	-	-	2,735,944	-	-	2,924,271
Realized gain (loss)	7,746,152	(951,564)	(145,356)	(122,937)	(584,961)	-	2,538,062
Change in net unrealized appreciation
(depreciation) of investments	11,719,825	2,785,724	348,124	8,207,764	2,249,481	-	897,283
Net gain (loss) on investments	19,465,977	1,834,160	202,768	8,084,827	1,664,520	-	3,435,345
Net increase (decrease) in net assets
resulting from operations	18,788,950	1,564,371	112,137	7,899,305	1,609,000	137,200	3,854,946
Capital transactions:
Transfers of net premiums	627,734	268,217	118,524	203,613	56,438	51,270	824,328
Transfers due to death benefits	(645,300)	(246,917)	(102,683)	(488,067)	(164,451)	(29,266)	(442)
Transfers due to annuity benefit payments	(45,402)	(28,930)	(2,285)	(59,043)	(16,475)	(11,129)	-
Transfers due to withdrawal of funds	(5,171,451)	(2,474,451)	(584,608)	(3,611,069)	(439,199)	(486,410)	(1,579,524)
Transfers due to loans, net of repayments	33,121	8,316	4,141	19,451	571	12,573	(1,673)
Transfers due to rider and contingent deferred sales charges	(3,520)	(1,667)	(433)	(1,774)	(240)	(293)	(87)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	(11,468)	157	(368)	(10,786)	(322)	(295)	-
Transfers between Sub-Accounts and (to) from General Account	(1,059,070)	(57,072)	(50,703)	(418,691)	(55,948)	132,087	(743,594)
Net increase (decrease) in net assets
resulting from capital transactions	(6,275,356)	(2,532,347)	(618,415)	(4,366,366)	(619,626)	(331,463)	(1,500,992)
Total increase (decrease)	12,513,594	(967,976)	(506,278)	3,532,939	989,374	(194,263)	2,353,954
NET ASSETS, at beginning of the year	59,290,668	22,274,993	7,663,303	38,464,419	3,771,368	4,454,160	23,360,153
NET ASSETS, at end of the year	$71,804,262	$21,307,017	$7,157,025	$41,997,358	$4,760,742	$4,259,897	$25,714,107

See Notes to Financial Statements

F-20

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2023

	American Funds Core Allocation Sub-Account	MML American Funds Growth Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Equity Sub-Account
Investment income
Dividends	$458,205	$92,084	$613,023	$944,165	$-	$485,075	$586,788
Expenses
Mortality and expense risk charge and administrative charges	139,461	74,264	242,128	692,792	321,901	179,367	346,679
Net investment income (loss)	318,744	17,820	370,895	251,373	(321,901)	305,708	240,109
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(470,694)	(54,731)	(672,113)	(1,690,856)	(243,144)	(655,539)	(107,403)
Realized gain distribution	1,349,562	982,566	1,575,805	-	-	1,088,621	2,236,042
Realized gain (loss)	878,868	927,835	903,692	(1,690,856)	(243,144)	433,082	2,128,639
Change in net unrealized appreciation
(depreciation) of investments	210,679	1,006,564	773,405	9,744,292	10,299,428	678,953	(262,059)
Net gain (loss) on investments	1,089,547	1,934,399	1,677,097	8,053,436	10,056,284	1,112,035	1,866,580
Net increase (decrease) in net assets
resulting from operations	1,408,291	1,952,219	2,047,992	8,304,809	9,734,383	1,417,743	2,106,689
Capital transactions:
Transfers of net premiums	474,858	235,993	379,115	1,375,349	480,074	398,036	174,614
Transfers due to death benefits	(16,089)	(170,255)	(276,104)	(571,492)	(160,280)	(65,765)	(324,739)
Transfers due to annuity benefit payments	-	-	(19,159)	(54,969)	(2,221)	(13,881)	(32,329)
Transfers due to withdrawal of funds	(1,883,752)	(587,895)	(2,760,736)	(5,394,748)	(1,790,808)	(2,581,652)	(2,409,458)
Transfers due to loans, net of repayments	23,914	4,916	28,078	17,166	12,915	(46,444)	20,467
Transfers due to rider and contingent deferred sales charges	-	-	(467)	(1,493)	(1,594)	(23)	(870)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	-	-	2,336	(11,001)	(5,021)	4,084	(401)
Transfers between Sub-Accounts and (to) from General Account	147,337	228,846	(277,021)	(97,388)	(113,096)	925,230	(280,328)
Net increase (decrease) in net assets
resulting from capital transactions	(1,253,732)	(288,395)	(2,923,958)	(4,738,576)	(1,580,031)	(1,380,415)	(2,853,044)
Total increase (decrease)	154,559	1,663,824	(875,966)	3,566,233	8,154,352	37,328	(746,355)
NET ASSETS, at beginning of the year	11,509,924	5,354,146	20,054,945	53,407,684	20,908,978	14,976,095	29,112,471
NET ASSETS, at end of the year	$11,664,483	$7,017,970	$19,178,979	$56,973,917	$29,063,330	$15,013,423	$28,366,116

See Notes to Financial Statements

F-21

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2023

	Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Equity Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account
Investment income
Dividends	$396,924	$250,826	$7,769	$96,599	$7,558	$13,819	$89,167
Expenses
Mortality and expense risk charge and administrative charges	217,792	250,210	12,193	85,803	12,200	15,904	140,456
Net investment income (loss)	179,132	616	(4,424)	10,796	(4,642)	(2,085)	(51,289)
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(283,320)	410,626	18,554	(138,409)	(11,447)	(63,729)	(2,440,020)
Realized gain distribution	1,426,523	1,854,461	91,626	-	-	77,120	615,538
Realized gain (loss)	1,143,203	2,265,087	110,180	(138,409)	(11,447)	13,391	(1,824,482)
Change in net unrealized appreciation
(depreciation) of investments	73,327	1,954,135	(26,168)	1,086,809	215,367	121,426	3,177,148
Net gain (loss) on investments	1,216,530	4,219,222	84,012	948,400	203,920	134,817	1,352,666
Net increase (decrease) in net assets
resulting from operations	1,395,662	4,219,838	79,588	959,196	199,278	132,732	1,301,377
Capital transactions:
Transfers of net premiums	230,366	189,763	12,146	78,715	66,666	39,426	43,512
Transfers due to death benefits	(191,118)	(387,556)	(7,426)	(85,739)	-	-	(326,746)
Transfers due to annuity benefit payments	(1,290)	(14,578)	-	(4,807)	-	-	(1,861)
Transfers due to withdrawal of funds	(1,652,974)	(1,585,213)	(85,525)	(562,402)	(109,971)	(221,721)	(960,724)
Transfers due to loans, net of repayments	1,467	767	(3,780)	9,291	(3,435)	(85)	4,034
Transfers due to rider and contingent deferred sales charges	(1,026)	(593)	-	(588)	(20)	(11)	(546)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	(6,683)	(4,514)	-	580	-	-	215
Transfers between Sub-Accounts and (to) from General Account	51,077	485,909	126,737	(162,672)	(21,288)	(116,353)	(52,338)
Net increase (decrease) in net assets
resulting from capital transactions	(1,570,181)	(1,316,015)	42,152	(727,622)	(68,048)	(298,744)	(1,294,454)
Total increase (decrease)	(174,519)	2,903,823	121,740	231,574	131,230	(166,012)	6,923
NET ASSETS, at beginning of the year	18,170,386	18,067,770	912,867	6,831,073	940,986	1,393,994	10,712,032
NET ASSETS, at end of the year	$17,995,867	$20,971,593	$1,034,607	$7,062,647	$1,072,216	$1,227,982	$10,718,955

See Notes to Financial Statements

F-22

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2023
				MML
	MML		MML	Inflation-	MML	MML	MML
	Growth	MML	Income	Protected	International	Large Cap	Managed
	Allocation	High Yield	& Growth	and Income	Equity	Growth	Bond
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
							(Initial Class)
Investment income
Dividends	$1,498,487	$194,983	$445,225	$350,107	$3,322	$-	$673,767
Expenses
Mortality and expense risk charge and administrative charges	608,259	34,411	273,636	95,859	3,362	210,175	205,809
Net investment income (loss)	890,228	160,572	171,589	254,248	(40)	(210,175)	467,958
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,823,142)	(80,005)	(141,043)	(235,128)	4,127	241,259	(523,143)
Realized gain distribution	6,527,848	-	2,686,873	-	-	1,140,158	-
Realized gain (loss)	4,704,706	(80,005)	2,545,830	(235,128)	4,127	1,381,417	(523,143)
Change in net unrealized appreciation
(depreciation) of investments	1,397,860	221,055	(1,121,717)	295,405	37,764	5,220,431	933,528
Net gain (loss) on investments	6,102,566	141,050	1,424,113	60,277	41,891	6,601,848	410,385
Net increase (decrease) in net assets
resulting from operations	6,992,794	301,622	1,595,702	314,525	41,851	6,391,673	878,343
Capital transactions:
Transfers of net premiums	1,592,950	95,185	170,372	136,362	15,601	143,031	281,515
Transfers due to death benefits	(46,665)	(12,477)	(207,683)	(105,280)	-	(307,973)	(261,685)
Transfers due to annuity benefit payments	-	-	(7,004)	(2,982)	-	(27,713)	(1,360)
Transfers due to withdrawal of funds	(5,639,220)	(301,877)	(1,936,448)	(978,723)	(38,862)	(1,011,683)	(2,319,885)
Transfers due to loans, net of repayments	31,510	3,075	11,044	5,596	182	4,057	14,055
Transfers due to rider and contingent deferred sales charges	(131)	(172)	(1,154)	(325)	-	(1,381)	(2,060)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	-	-	(3,745)	367	-	4,564	(1,371)
Transfers between Sub-Accounts and (to) from General Account	(277,162)	126,052	(42,480)	29,682	(1,422)	529,042	366,038
Net increase (decrease) in net assets
resulting from capital transactions	(4,338,718)	(90,214)	(2,017,098)	(915,303)	(24,501)	(668,056)	(1,924,753)
Total increase (decrease)	2,654,076	211,408	(421,396)	(600,778)	17,350	5,723,617	(1,046,410)
NET ASSETS, at beginning of the year	49,826,191	2,686,580	22,315,525	8,162,602	263,014	13,154,262	17,681,015
NET ASSETS, at end of the year	$52,480,267	$2,897,988	$21,894,129	$7,561,824	$280,364	$18,877,879	$16,634,605

See Notes to Financial Statements

F-23

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2023

	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
	(Service Class)
Investment income
Dividends	$67,227	$43,336	$-	$1,022,155	$1,627,216	$64,890	$231,754
Expenses
Mortality and expense risk charge and administrative charges	24,535	94,355	826,644	491,549	596,059	24,527	225,450
Net investment income (loss)	42,692	(51,019)	(826,644)	530,606	1,031,157	40,363	6,304
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(66,239)	(62,863)	(4,211,991)	(924,680)	(1,662,438)	(51,635)	312,022
Realized gain distribution	-	1,375,155	-	6,138,627	4,901,596	-	-
Realized gain (loss)	(66,239)	1,312,292	(4,211,991)	5,213,947	3,239,158	(51,635)	312,022
Change in net unrealized appreciation
(depreciation) of investments	112,655	(438,074)	17,512,317	(3,975,327)	1,569,486	109,616	2,465,836
Net gain (loss) on investments	46,416	874,218	13,300,326	1,238,620	4,808,644	57,981	2,777,858
Net increase (decrease) in net assets
resulting from operations	89,108	823,199	12,473,682	1,769,226	5,839,801	98,344	2,784,162
Capital transactions:
Transfers of net premiums	8,306	72,754	485,869	345,932	1,597,449	16,497	183,710
Transfers due to death benefits	(5,048)	(102,881)	(1,006,592)	(305,462)	(52,122)	(7,662)	(58,388)
Transfers due to annuity benefit payments	-	(16,141)	(46,921)	(37,243)	(14,244)	(189)	(3,193)
Transfers due to withdrawal of funds	(339,527)	(659,826)	(5,991,742)	(3,392,061)	(6,221,374)	(434,115)	(1,496,857)
Transfers due to loans, net of repayments	-	8,159	12,799	14,186	(6,825)	591	8,848
Transfers due to rider and contingent deferred sales charges	(76)	(1,117)	(2,864)	(3,455)	(518)	(41)	(1,627)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	-	4,226	(6)	696	4,109	29	(3,194)
Transfers between Sub-Accounts and (to) from General Account	77,859	(131,489)	(814,188)	64,794	(994,637)	114,858	282,720
Net increase (decrease) in net assets
resulting from capital transactions	(258,486)	(826,315)	(7,363,645)	(3,312,613)	(5,688,162)	(310,032)	(1,087,981)
Total increase (decrease)	(169,378)	(3,116)	5,110,037	(1,543,387)	151,639	(211,688)	1,696,181
NET ASSETS, at beginning of the year	1,960,510	7,489,945	62,311,170	41,134,086	49,453,476	2,000,988	17,608,014
NET ASSETS, at end of the year	$1,791,132	$7,486,829	$67,421,207	$39,590,699	$49,605,115	$1,789,300	$19,304,195

See Notes to Financial Statements

F-24

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2023

	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Sustainable Equity Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account
Investment income
Dividends	$–	$7,499	$117,798	$–	$270,773	$43,149	$866,569
Expenses
Mortality and expense risk charge and administrative charges	142,540	10,204	132,572	10,581	352,200	24,658	240,434
Net investment income (loss)	(142,540)	(2,705)	(14,774)	(10,581)	(81,427)	18,491	626,135
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(756,371)	(156,418)	(404,248)	(170,277)	1,889,152	(127,627)	(3)
Realized gain distribution	-	2,222	1,355,522	-	8,684,118	-	-
Realized gain (loss)	(756,371)	(154,196)	951,274	(170,277)	10,573,270	(127,627)	(3)
Change in net unrealized appreciation
(depreciation) of investments	2,529,283	273,393	689,565	260,194	(4,591,621)	187,861	3
Net gain (loss) on investments	1,772,912	119,197	1,640,839	89,917	5,981,649	60,234	-
Net increase (decrease) in net assets
resulting from operations	1,630,372	116,492	1,626,065	79,336	5,900,222	78,725	626,135
Capital transactions:
Transfers of net premiums	95,444	35,464	189,595	30,734	211,702	45,107	245,378
Transfers due to death benefits	(281,592)	-	(129,768)	-	(298,192)	-	(169,542)
Transfers due to annuity benefit payments	(11,115)	-	(1,217)	-	(7,731)	(856)	(31,008)
Transfers due to withdrawal of funds	(1,193,718)	(92,781)	(856,304)	(98,113)	(2,514,860)	(457,427)	(2,338,213)
Transfers due to loans, net of repayments	2,596	811	4,693	1,219	15,716	488	15,952
Transfers due to rider and contingent deferred sales charges	(530)	-	(385)	-	(1,850)	(3)	(1,257)
Transfers due to net charge (credit) to
annuitant mortality fluctuation	1,886	-	(101)	-	(8,089)	141	(4,787)
Transfers between Sub-Accounts and (to) from General Account	155,005	1,330	244,029	(14,849)	(265,791)	382,453	341,960
Net increase (decrease) in net assets
resulting from capital transactions	(1,232,024)	(55,176)	(549,458)	(81,009)	(2,869,095)	(30,097)	(1,941,517)
Total increase (decrease)	398,348	61,316	1,076,607	(1,673)	3,031,127	48,628	(1,315,382)
NET ASSETS, at beginning of the year	11,374,590	858,826	10,647,366	884,656	27,085,974	2,020,159	20,166,799
NET ASSETS, at end of the year	$11,772,938	$920,142	$11,723,973	$882,983	$30,117,101	$2,068,787	$18,851,417

See Notes to Financial Statements

F-25

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2023

	PIMCO Commodity- RealReturn® Strategy Sub-Account	VY® CBRE Global Real Estate Sub-Account
Investment income
Dividends	$297,231	$28,442
Expenses
Mortality and expense risk charge and administrative charges	20,198	20,069
Net investment income (loss)	277,033	8,373
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(465,926)	(80,023)
Realized gain distribution	-	17,031
Realized gain (loss)	(465,926)	(62,992)
Change in net unrealized appreciation (depreciation) of investments	3,239	205,575
Net gain (loss) on investments	(462,687)	142,583
Net increase (decrease) in net assets resulting from operations	(185,654)	150,956
Capital transactions:
Transfers of net premiums	30,065	20,075
Transfers due to death benefits	(12,520)	(9,102)
Transfers due to annuity benefit payments	(234)	-
Transfers due to withdrawal of funds	(259,957)	(124,402)
Transfers due to loans, net of repayments	2,159	315
Transfers due to rider and contingent deferred sales charges	(16)	(160)
Transfers due to net charge (credit) to annuitant mortality fluctuation	60	4
Transfers between Sub-Accounts and (to) from General Account	(567,621)	(105,147)
Net increase (decrease) in net assets resulting from capital transactions	(808,064)	(218,417)
Total increase (decrease)	(993,718)	(67,461)
NET ASSETS, at beginning of the year	2,133,154	1,624,111
NET ASSETS, at end of the year	$1,139,436	$1,556,650

See Notes to Financial Statements

F-26

C. M. Multi-Account A

Notes To Financial Statements

1.	ORGANIZATION

C.M. Multi-Account A (the “Separate Account”) is a separate investment account of C.M. Life Insurance Company (“C.M. Life”) established on August 3, 1994. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

C.M. Life is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

C.M. Life maintains three products within the Separate Account: Panorama Premier, Panorama Passage®, and MassMutual Artistry. One of the three products, Panorama Passage®, has multiple tiers. The unit values of these tiers differ based on the associated expense ratio.

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other C.M. Life business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

For the year or period ended December 31, 2024, the Separate Account consists of fifty-one sub-accounts which invest in the following mutual funds. All of the sub-account/funds may not be available through each of the products within the Separate Account:

The sub-account listed in the first column
	Sub-Accounts	invests in the fund in this column
	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Portfolio[1]
	Invesco Oppenheimer V.I. International Growth Sub-Account	Invesco Oppenheimer V.I. International Growth Fund[2]
	Invesco V.I. Capital Appreciation Sub-Account	Invesco V.I. Capital Appreciation Fund[2]
	Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Core Plus Bond Fund[2]
	Invesco V.I. Discovery Mid Cap Growth Sub-Account	Invesco V.I. Discovery Mid Cap Growth Fund[2]
	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Fund[2]
	Invesco V.I. Equity and Income Sub-Account	Invesco V.I. Equity and Income Fund[2,6]
	Invesco V.I. Global Sub-Account	Invesco V.I. Global Fund[2]
	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Global Strategic Income Fund[2]
	Invesco V.I. Health Care Sub-Account	Invesco V.I. Health Care Fund[2]
	Invesco V.I. Main Street Sub-Account	Invesco V.I. Main Street Fund®[2]
	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Fund[2]
	Invesco V.I. U.S. Government Money Sub-Account	Invesco V.I. U.S. Government Money Portfolio[2]
	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Fund[3]
	MML American Funds Core Allocation Sub-Account	MML American Funds Core Allocation Fund[3]
	MML American Funds Growth Sub-Account	MML American Funds Growth Fund[3]
	MML Balanced Allocation Sub-Account	MML Balanced Allocation Fund[3]
	MML Blend Sub-Account	MML Blend Fund[3]
	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Fund[3]
	MML Conservative Allocation Sub-Account	MML Conservative Allocation Fund[3]
	MML Equity Sub-Account	MML Equity Fund[3]
	MML Equity Income Sub-Account	MML Equity Income Fund[3]
	MML Equity Index Sub-Account	MML Equity Index Fund[3]
	MML Focused Equity Sub-Account	MML Focused Equity Fund[3]
F-27

Notes To Financial Statements (Continued)

MML Foreign Sub-Account	MML Foreign Fund[3]
MML Fundamental Equity Sub-Account	MML Fundamental Equity Fund[3]
MML Fundamental Value Sub-Account	MML Fundamental Value Fund[3]
MML Global Sub-Account	MML Global Fund[3]
MML Growth Allocation Sub-Account	MML Growth Allocation Fund[3]
MML High Yield Sub-Account	MML High Yield Fund[3]
MML Income & Growth Sub-Account	MML Income & Growth Fund[3]
MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Fund[3]
MML International Equity Sub-Account	MML International Equity Fund[3]
MML Large Cap Growth Sub-Account	MML Large Cap Growth Fund[3]
MML Managed Bond Sub-Account (Initial Class)	MML Managed Bond Fund (Initial Class)[3]
MML Managed Bond Sub-Account (Service Class)	MML Managed Bond Fund (Service Class)[3]
MML Managed Volatility Sub-Account	MML Managed Volatility Fund[3]
MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Fund[3]
MML Mid Cap Value Sub-Account	MML Mid Cap Value Fund[3]
MML Moderate Allocation Sub-Account	MML Moderate Allocation Fund[3]
MML Short-Duration Bond Sub-Account	MML Short-Duration Bond Fund[3]
MML Small Cap Equity Sub-Account	MML Small Cap Equity Fund[3]
MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Fund[3]
MML Small Company Value Sub-Account	MML Small Company Value Fund[3]
MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Fund[3]
MML Strategic Emerging Markets Sub-Account	MML Strategic Emerging Markets Fund[3]
MML Sustainable Equity Sub-Account	MML Sustainable Equity Fund[3]
MML Total Return Bond Sub-Account	MML Total Return Bond Fund[3]
MML U.S. Government Money Market Sub-Account	MML U.S. Government Money Market Fund[3]
PIMCO CommodityRealReturn® Strategy Sub-Account	PIMCO CommodityRealReturn® Strategy Portfolio[4]
VY® CBRE Global Real Estate Sub-Account	VY® CBRE Global Real Estate Portfolio[5]

In addition to the fifty-one sub-accounts, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”) which is part of C.M. Life’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.

[1]Fidelity Management & Research Company LLC is the investment adviser to this Portfolio.
[2]Invesco Advisers, Inc. is the investment adviser to this Fund.
3MML Investments Advisers, LLC is the investment adviser to this Fund.
[4]Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[5]Voya Investments, LLC is the investment adviser to this Portfolio.

[6]After the close of business on April 26, 2024, Invesco V.I. Equity and Income Fund (Series I) acquired all the net assets of Invesco V.I. Conservative Balanced Fund (Series I) pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco Funds on September 20, 2023 and by the shareholders of the Invesco V.I. Conservative Balanced Fund (Series I) on January 18, 2024. Shares of Invesco V.I. Conservative Balanced Fund (Series I) were exchanged for the like class of shares of Invesco V.I. Equity and Income Fund (Series I), based on the relative net asset value of the two funds which resulted in Invesco V.I. Conservative Balanced Fund (Series I) receiving 0.89134224 shares of Invesco V.I. Equity and Income Fund (Series I) in exchange of 1 share of Invesco V.I. Conservative Balanced Fund (Series I). As a result of the underlying fund merger, the sub-account name changed from Invesco V.I. Conservative Balanced Fund (Series I) to Invesco V.I. Equity Fund and Income Fund (Series I).

F-28

Notes To Financial Statements (Continued)

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. C.M. Multi-Account A follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the underlying funds held by each sub-account are carried at fair value which is based on the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and they are generally reinvested in the underlying funds.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the contract owners can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account contributes to an Annuitant Mortality Fluctuation Fund (AMFF) reserve maintained by C.M. Life as required by regulatory authorities to provide for mortality losses incurred. The AMFF reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from C.M. Life are then made quarterly to adjust the AMFF reserve which is held in the Separate Account. Net transfers from C.M. Life to the Separate Account totaled $128,414 for the year ended December 31, 2024. Net transfers from the Separate Account to C.M. Life totaled $77,727 for the year ended December 31, 2023. The AMFF reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by C.M. Life. The AMFF reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

F-29

Notes To Financial Statements (Continued)

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table.

I.	Single Reportable Segment

The Separate Account derives revenues from variable annuity products. MassMutual has identified the Head of Brand, Product, and Affiliate Distribution and their Team as the chief operating decision maker (CODM) for overseeing the products and the performance of the underlying funds to evaluate the results of the business and make operational decisions. The Separate Account’s products constitute as a single operating segment and therefore, a single reportable segment. Separate Accounts are structured with a limited purpose by design and their sole purpose, which records and reports the invested funds and activities and performance chosen by contract/policy holders. Investment performance of funds may vary based on the underlying fund’s investment objectives specified in the fund prospectuses. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies herein.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2024. There have been no transfers between levels for the year ended December 31, 2024.

F-30

Notes To Financial Statements (Continued)

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts currently being offered are sold by both registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (“MSD”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives, and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to C.M. Life

Certain fees such as mortality and expense risk fees are charges paid between the general investment account (the “General Account”) and the Separate Account. The General Account is not registered as an investment company under the 1940 Act.

F-31

Notes To Financial Statements (Continued)

6.	PURCHASE AND SALES OF INVESTMENTS

	The cost of purchases and proceeds from sales of investments for each of the years in the two-year period ended December 31, 2024 were as follows:

		Fidelity® VIP Contrafund® Sub-Account	Invesco Oppenheimer V.I. International Growth Sub-Account	Invesco V.I. Capital Appreciation Sub-Account	Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Discovery Mid Cap Growth Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Equity and Income Sub-Account
	2024
	Cost of purchases	$14,187,955	$1,347,946	$471,883	$121,908	$105,667	$395,805	$8,941,941
	Proceeds from sales	(16,283,843)	(2,834,762)	(7,959,364)	(439,649)	(3,555,404)	(553,654)	(9,974,907)

		Invesco V.I. Global Sub-Account	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Health Care Sub-Account	Invesco V.I. Main Street Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	MML Aggressive Allocation Sub-Account

	2024 (Continued)
	Cost of purchases	$4,549,382	$1,403,224	$113,811	$4,461,542	$726,730	$250,488	$1,545,473
	Proceeds from sales	(10,779,133)	(2,946,496)	(888,557)	(6,234,760)	(1,382,912)	(854,460)	(4,596,750)

		MML American Funds Core Allocation Sub-Account	MML American Funds Growth Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Equity Sub-Account

	2024 (Continued)
	Cost of purchases	$818,182	$1,134,784	$822,333	$2,068,689	$2,909,020	$725,627	$1,126,502
	Proceeds from sales	(3,060,043)	(1,319,203)	(3,505,607)	(9,007,107)	(4,676,025)	(3,580,615)	(4,600,972)

		MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Equity Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account

	2024 (Continued)
	Cost of purchases	$1,972,255	$1,064,757	$166,312	$419,965	$228,359	$282,221	$659,646
	Proceeds from sales	(2,589,775)	(3,929,785)	(220,011)	(1,071,600)	(371,851)	(329,728)	(1,516,360)

F-32

Notes To Financial Statements (Continued)

6.	PURCHASE AND SALES OF INVESTMENTS (Continued)

		MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
								(Initial Class)
	2024 (Continued)
	Cost of purchases	$2,043,023	$429,740	$3,627,548	$742,733	$27,577	$2,221,501	$1,359,231
	Proceeds from sales	(6,446,997)	(446,463)	(3,121,116)	(1,357,391)	(42,852)	(2,968,482)	(2,256,900)

		MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	ML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
		(Service Class)
	2024 (Continued)
	Cost of purchases	$155,301	$396,420	$4,115,400	$2,570,105	$2,073,350	$233,946	$1,440,524
	Proceeds from sales	(521,910)	(1,454,781)	(9,491,142)	(5,601,181)	(7,347,368)	(326,478)	(2,914,501)

		MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	ML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Sustainable Equity Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account

	2024 (Continued)
	Cost of purchases	$283,692	$134,310	$1,136,907	$97,755	$1,926,958	$507,744	$4,111,120
	Proceeds from sales	(2,102,070)	(165,535)	(1,498,025)	(74,656)	(4,312,884)	(430,971)	(5,110,394)

		PIMCO Commodity- RealReturn® Strategy Sub-Account	VY® CBRE Global Real Estate Sub-Account

	2024 (Continued)
	Cost of purchases	$148,062	$66,403
	Proceeds from sales	(228,045)	(290,860)
F-33

Notes To Financial Statements (Continued)

6.	PURCHASE AND SALES OF INVESTMENTS (Continued)

		Fidelity® VIP Contrafund® Sub-Account	Invesco Oppenheimer V.I. International Growth Sub-Account	Invesco V.I. Capital Appreciation Sub-Account	Invesco V.I. Conservative Balanced Sub-Account	Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Discovery Mid Cap Growth Sub-Account	Invesco V.I. Diversified Dividend Sub-Account

	2023
	Cost of purchases	$4,709,466	$476,462	$314,099	$204,814	$96,777	$233,118	$582,216
	Proceeds from sales	(10,744,397)	(1,604,890)	(5,150,190)	(1,344,606)	(336,590)	(2,997,989)	(399,990)

		Invesco V.I. Global Sub-Account	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Health Care Sub-Account	Invesco V.I. Main Street Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	MML Aggressive Allocation Sub-Account

	2023 (Continued)
	Cost of purchases	$8,091,203	$235,747	$159,468	$3,331,724	$257,701	$646,599	$4,236,683
	Proceeds from sales	(7,451,208)	(3,037,929)	(868,553)	(5,146,560)	(933,158)	(840,325)	(2,393,797)

		MML American Funds Core Allocation Sub-Account	MML American Funds Growth Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Equity Sub-Account

	2023 (Continued)
	Cost of purchases	$2,388,775	$1,499,055	$2,677,240	$2,258,386	$925,552	$2,767,164	$3,107,670
	Proceeds from sales	(1,974,202)	(787,062)	(3,654,501)	(6,742,003)	(2,827,477)	(2,753,255)	(3,480,080)

		MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Equity Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account

	2023 (Continued)
	Cost of purchases	$2,288,790	$2,854,683	$281,730	$248,735	$91,205	$230,179	$743,706
	Proceeds from sales	(2,253,456)	(2,313,382)	(152,378)	(965,482)	(163,899)	(453,877)	(1,474,013)
F-34

Notes To Financial Statements (Continued)

6.	PURCHASE AND SALES OF INVESTMENTS (Continued)

		MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
								(Initial Class)
	2023 (Continued)
	Cost of purchases	$9,025,287	$419,571	$3,348,203	$593,392	$31,778	$2,124,701	$1,195,555
	Proceeds from sales	(5,945,923)	(349,203)	(2,506,285)	(1,254,454)	(56,308)	(1,860,620)	(2,652,214)

		MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
		(Service Class)
	2023 (Continued)
	Cost of purchases	$203,101	$1,510,931	$598,193	$7,776,807	$7,240,731	$219,660	$713,463
	Proceeds from sales	(418,895)	(1,012,965)	(8,777,604)	(4,419,858)	(6,996,155)	(489,322)	(1,795,122)

		MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Sustainable Equity Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account

	2023 (Continued)
	Cost of purchases	$331,600	$60,259	$2,088,033	$47,957	$9,034,845	$514,217	$2,582,903
	Proceeds from sales	(1,705,928)	(115,918)	(1,296,720)	(139,548)	(3,300,881)	(525,825)	(3,898,675)

		PIMCO Commodity- RealReturn® Strategy Sub-Account	VY® CBRE Global Real Estate Sub-Account

	2023 (Continued)
	Cost of purchases	$525,427	$84,044
	Proceeds from sales	(1,056,457)	(277,056)
F-35

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

	The changes in outstanding units for each of the years in the two-year period ended December 31, 2024 were as follows:

		Fidelity® VIP Contrafund® Sub-Account	Invesco Oppenheimer V.I. International Growth Sub-Account	Invesco V.I. Capital Appreciation Sub-Account	Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Discovery Mid Cap Growth Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Equity and Income Sub-Account

	2024
	Units purchased	16,722	12,485	7,746	318	7,748	2,475	3,591
	Units withdrawn	(184,268)	(89,319)	(154,802)	(26,433)	(127,773)	(26,915)	(87,007)
	Units transferred between Sub-Accounts
	and (to) from General Account	(24,857)	(5,016)	(17,182)	(464)	(6,328)	6,756	629
	Net increase (decrease)	(192,403)	(81,850)	(164,238)	(26,579)	(126,353)	(17,684)	(82,787)

		Invesco V.I. Global Sub-Account	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Health Care Sub-Account	Invesco V.I. Main Street Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	MML Aggressive Allocation Sub-Account

	2024 (Continued)
	Units purchased	18,231	14,696	3,096	4,477	4,264	2,998	31,576
	Units withdrawn	(193,846)	(139,770)	(22,465)	(141,569)	(50,691)	(67,850)	(166,860)
	Units transferred between Sub-Accounts
	and (to) from General Account	(17,992)	34,037	1,005	(9,464)	(10,836)	(104)	13,045
	Net increase (decrease)	(193,607)	(91,037)	(18,364)	(146,556)	(57,263)	(64,956)	(122,239)

		MML American Funds Core Allocation Sub-Account	MML American Funds Growth Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Equity Sub-Account

	2024 (Continued)
	Units purchased	15,867	2,748	20,928	16,716	6,448	18,312	9,570
	Units withdrawn	(105,564)	(13,250)	(166,647)	(271,237)	(47,296)	(170,264)	(135,783)
	Units transferred between Sub-Accounts
	and (to) from General Account	6,336	1,494	2,161	1,768	(6,571)	(8,081)	(5,074)
	Net increase (decrease)	(83,361)	(9,008)	(143,558)	(252,753)	(47,419)	(160,033)	(131,287)

		MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Equity Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account

	2024 (Continued)
	Units purchased	5,431	4,729	297	5,742	984	1,140	2,312
	Units withdrawn	(54,086)	(87,032)	(1,080)	(55,388)	(6,521)	(7,503)	(66,131)
	Units transferred between Sub-Accounts
	and (to) from General Account	4,095	(826)	(2,039)	4,208	(355)	1,267	1,658
	Net increase (decrease)	(44,560)	(83,129)	(2,822)	(45,438)	(5,892)	(5,096)	(62,161)
F-36

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

		MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
	2024 (Continued)							(Initial Class)
	Units purchased	65,525	5,770	3,717	8,606	1,579	3,479	17,150
	Units withdrawn	(222,992)	(20,943)	(77,823)	(84,464)	(2,671)	(60,246)	(105,615)
	Units transferred between Sub-Accounts
	and (to) from General Account	(26,025)	7,216	(666)	20,307	(170)	3,855	16,395
	Net increase (decrease)	(183,492)	(7,957)	(74,772)	(55,551)	(1,262)	(52,912)	(72,070)

		MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
	2024 (Continued)	(Service Class)
	Units purchased	639	3,777	6,810	7,007	63,533	2,221	4,893
	Units withdrawn	(35,845)	(75,121)	(93,506)	(78,689)	(316,593)	(24,054)	(44,060)
	Units transferred between Sub-Accounts
	and (to) from General Account	2,031	6,837	(7,284)	(1,566)	(10,017)	9,171	(5,711)
	Net increase (decrease)	(33,175)	(64,507)	(93,980)	(73,248)	(263,077)	(12,662)	(44,878)

		MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Sustainable Equity Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account
	2024 (Continued)
	Units purchased	3,083	732	4,128	2,274	4,859	4,902	31,123
	Units withdrawn	(39,122)	(3,788)	(27,002)	(4,745)	(69,763)	(40,053)	(353,349)
	Units transferred between Sub-Accounts
	and (to) from General Account	1,973	2,258	2,207	4,746	(8,006)	37,251	145,651
	Net increase (decrease)	(34,066)	(798)	(20,667)	2,275	(72,910)	2,100	(176,575)

		PIMCO Commodity- RealReturn® Strategy Sub-Account	VY® CBRE Global Real Estate Sub-Account
	2024 (Continued)
	Units purchased	6,693	1,197
	Units withdrawn	(25,254)	(15,750)
	Units transferred between Sub-Accounts
	and (to) from General Account	5,958	39
	Net increase (decrease)	(12,603)	(14,514)
F-37

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

		Fidelity® VIP Contrafund® Sub-Account	Invesco Oppenheimer V.I. International Growth Sub-Account	Invesco V.I. Capital Appreciation Sub-Account	Invesco V.I. Conservative Balanced Sub-Account	Invesco V.I. Core Plus Bond Sub-Account	Invesco V.I. Discovery Mid Cap Growth Sub-Account	Invesco V.I. Diversified Dividend Sub-Account
	2023
	Units purchased	25,253	12,693	13,137	2,207	193	12,638	3,876
	Units withdrawn	(172,480)	(50,598)	(146,290)	(67,671)	(20,170)	(132,337)	(22,142)
	Units transferred between Sub-Accounts
	and (to) from General Account	(9,515)	(3,593)	(10,020)	(3,651)	(32)	(1,126)	10,727
	Net increase (decrease)	(156,742)	(41,498)	(143,173)	(69,115)	(20,009)	(120,825)	(7,539)

		Invesco V.I. Global Sub-Account	Invesco V.I. Global Strategic Income Sub-Account	Invesco V.I. Health Care Sub-Account	Invesco V.I. Main Street Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. U.S. Government Money Sub-Account	MML Aggressive Allocation Sub-Account
	2023 (Continued)
	Units purchased	22,365	15,504	4,070	10,100	6,354	6,376	34,997
	Units withdrawn	(153,615)	(140,214)	(21,208)	(141,010)	(64,171)	(48,254)	(66,042)
	Units transferred between Sub-Accounts
	and (to) from General Account	(30,631)	(2,939)	(1,709)	(14,157)	(3,414)	12,211	(30,895)
	Net increase (decrease)	(161,881)	(127,649)	(18,847)	(145,067)	(61,231)	(29,667)	(61,940)

		MML American Funds Core Allocation Sub-Account	MML American Funds Growth Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account	MML Equity Sub-Account
	2023 (Continued)
	Units purchased	19,496	4,212	22,894	54,132	9,031	23,653	10,200
	Units withdrawn	(74,181)	(12,588)	(169,290)	(223,561)	(35,059)	(157,993)	(111,768)
	Units transferred between Sub-Accounts
	and (to) from General Account	6,140	4,261	(15,256)	(4,163)	(1,069)	51,877	(11,288)
	Net increase (decrease)	(48,545)	(4,115)	(161,652)	(173,592)	(27,097)	(82,463)	(112,856)

		MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Fundamental Equity Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account
	2023 (Continued)
	Units purchased	6,154	8,370	393	6,169	2,234	1,711	3,138
	Units withdrawn	(48,230)	(63,988)	(3,092)	(42,755)	(3,598)	(9,739)	(69,299)
	Units transferred between Sub-Accounts
	and (to) from General Account	1,732	15,219	4,045	(11,162)	(643)	(5,238)	(3,301)
	Net increase (decrease)	(40,344)	(40,399)	1,346	(47,748)	(2,007)	(13,266)	(69,462)
F-38

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

		MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Inflation- Protected and Income Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
	2023 (Continued)							(Initial Class)
	Units purchased	78,748	5,578	8,193	9,531	1,412	6,454	16,678
	Units withdrawn	(264,469)	(17,967)	(74,776)	(73,293)	(3,449)	(45,830)	(139,144)
	Units transferred between Sub-Accounts
	and (to) from General Account	(12,349)	7,242	(1,253)	1,970	(190)	16,419	19,588
	Net increase (decrease)	(198,070)	(5,147)	(67,836)	(61,792)	(2,227)	(22,957)	(102,878)

		MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account
	2023 (Continued)	(Service Class)
	Units purchased	696	5,065	9,904	6,634	85,065	1,655	4,858
	Units withdrawn	(28,618)	(44,806)	(92,493)	(64,819)	(327,707)	(43,070)	(34,041)
	Units transferred between Sub-Accounts	-
	and (to) from General Account	6,458	(8,234)	(11,269)	936	(49,054)	11,363	6,717
	Net increase (decrease)	(21,464)	(47,975)	(93,858)	(57,249)	(291,696)	(30,052)	(22,466)

		MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Sustainable Equity Sub-Account	MML Total Return Bond Sub-Account	MML U.S. Government Money Market Sub-Account
	2023 (Continued)
	Units purchased	3,125	1,050	4,592	2,431	5,565	4,637	32,325
	Units withdrawn	(34,908)	(2,729)	(22,628)	(7,435)	(67,261)	(46,862)	(287,277)
	Units transferred between Sub-Accounts
	and (to) from General Account	3,903	79	5,746	(1,052)	(6,273)	39,300	36,927
	Net increase (decrease)	(27,880)	(1,600)	(12,290)	(6,056)	(67,969)	(2,925)	(218,025)

		PIMCO Commodity- RealReturn® Strategy Sub-Account	VY® CBRE Global Real Estate Sub-Account
	2023 (Continued)
	Units purchased	4,522	1,311
	Units withdrawn	(37,617)	(8,410)
	Units transferred between Sub-Accounts
	and (to) from General Account	(82,472)	(7,325)
	Net increase (decrease)	(115,567)	(14,424)

F-39

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

	A.					A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the years in the five-year period ended December 31, 2024 follows:

		At December 31,					For the Years Ended December 31,
							Investment
			Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
		Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

Fidelity® VIP Contrafund® Sub-Account
	2024	1,421,178	$68.95	to	$72.48	$114,732,095	0.18%	1.18%	to	1.65%	31.59%	to	32.21%
	2023	1,613,581	52.15	to	55.08	98,384,997	0.48	1.18	to	1.65	31.28	to	31.89
	2022	1,770,324	39.54	to	41.96	81,982,651	0.49	1.18	to	1.65	(27.52)	to	(27.18)
	2021	1,951,405	54.29	to	57.89	124,165,635	0.06	1.18	to	1.65	25.74	to	26.34
	2020	2,189,162	42.98	to	46.03	111,040,179	0.25	1.18	to	1.65	28.43	to	29.04

Invesco Oppenheimer V.I. International Growth Sub-Account
	2024	501,938	19.24	to	24.57	12,792,422	0.62	1.18	to	1.65	(3.29)	to	(2.83)
	2023	583,788	19.80	to	25.41	15,450,636	0.60	1.18	to	1.65	19.09	to	19.65
	2022	625,287	16.55	to	21.34	13,862,350	-	1.18	to	1.65	(28.32)	to	(27.98)
	2021	663,871	22.98	to	29.77	20,843,401	-	1.18	to	1.65	8.42	to	8.93
	2020	743,747	21.09	to	27.46	21,692,340	0.95	1.18	to	1.65	19.51	to	20.08

Invesco V.I. Capital Appreciation Sub-Account
	2024	1,088,330	38.63	to	49.98	50,230,052	-	1.18	to	1.65	31.96	to	32.58
	2023	1,252,568	29.14	to	37.88	43,658,883	-	1.18	to	1.65	33.17	to	33.79
	2022	1,395,741	21.78	to	28.44	36,335,263	-	1.18	to	1.65	(31.91)	to	(31.59)
	2021	1,539,070	31.84	to	41.77	58,865,288	-	1.18	to	1.65	20.56	to	21.13
	2020	1,725,042	26.28	to	34.65	54,747,632	-	1.18	to	1.65	34.35	to	34.99

Invesco V.I. Core Plus Bond Sub-Account⁶
	2024	195,304	-	-	14.52	2,836,368	3.56	-	-	1.40	-	-	1.62
	2023	221,882	-	-	14.29	3,171,045	2.55	-	-	1.40	-	-	4.67
	2022	241,891	-	-	13.65	3,302,845	1.94	-	-	1.40	-	-	(15.22)
	2021	274,654	-	-	16.11	4,423,554	2.06	-	-	1.40	-	-	(3.02)
	2020	307,220	-	-	16.61	5,101,912	3.04	-	-	1.40	-	-	8.18

Invesco V.I. Discovery Mid Cap Growth Sub-Account
	2024	1,061,095	20.29	to	34.31	28,701,023	-	1.18	to	1.65	22.19	to	22.77
	2023	1,187,448	16.53	to	28.08	26,115,273	-	1.18	to	1.65	11.31	to	11.83
	2022	1,308,273	14.78	to	25.23	25,719,155	-	1.18	to	1.65	(32.11)	to	(31.79)
	2021	1,392,332	21.67	to	37.16	40,398,560	-	1.18	to	1.65	17.15	to	17.70
	2020	1,595,368	18.41	to	31.72	39,287,678	0.04	1.18	to	1.65	38.39	to	39.04

Invesco V.I. Diversified Dividend Sub-Account
	2024	177,919	17.74	to	18.26	3,339,945	1.91	1.18	to	1.65	11.35	to	11.88
	2023	195,602	15.86	to	16.40	3,282,757	2.02	1.18	to	1.65	7.27	to	7.77
	2022	203,141	14.71	to	15.28	3,160,867	1.87	1.18	to	1.65	(3.29)	to	(2.83)
	2021	212,263	15.14	to	15.80	3,409,922	2.10	1.18	to	1.65	16.95	to	17.50
	2020	240,286	12.89	to	13.51	3,284,410	3.04	1.18	to	1.65	(1.50)	to	(1.03)

Invesco V.I. Equity and Income Sub-Account⁴
	2024	386,186	18.49	to	20.01	7,634,228	2.17	1.18	to	1.65	8.18	to	8.68
	2023	468,972	17.07	to	18.39	8,537,084	1.82	1.18	to	1.65	10.76	to	11.28
	2022	538,086	15.41	to	16.52	8,810,666	1.33	1.18	to	1.65	(18.21)	to	(17.83)
	2021	609,649	18.84	to	20.11	12,168,551	1.50	1.18	to	1.65	8.82	to	9.34
	2020	644,315	17.32	to	18.39	11,783,178	2.03	1.18	to	1.65	12.98	to	13.51

Invesco V.I. Global Sub-Account
	2024	1,444,629	42.25	to	57.13	72,486,717	-	1.18	to	1.65	14.16	to	14.70
	2023	1,638,236	36.84	to	50.05	71,804,262	0.23	1.18	to	1.65	32.54	to	33.16
	2022	1,800,117	27.66	to	37.76	59,290,668	-	1.18	to	1.65	(32.88)	to	(32.57)
	2021	1,949,699	41.02	to	56.26	95,547,935	-	1.18	to	1.65	13.60	to	14.13
	2020	2,173,793	35.94	to	49.52	93,637,809	0.69	1.18	to	1.65	25.55	to	26.14
F-40

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

		At December 31,					For the Years Ended December 31,
							Investment
			Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
		Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

Invesco V.I. Global Strategic Income Sub-Account
	2024	939,065	$19.62	to	$21.02	$19,787,851	3.01%	1.18%	to	1.65%	1.46%	to	1.94%
	2023	1,030,102	19.34	to	20.62	21,307,017	-	1.18	to	1.65	7.11	to	7.61
	2022	1,157,751	18.05	to	19.16	22,274,993	-	1.18	to	1.65	(12.91)	to	(12.50)
	2021	1,298,824	20.73	to	21.90	28,594,630	4.61	1.18	to	1.65	(4.99)	to	(4.55)
	2020	1,388,293	21.82	to	22.94	32,056,685	5.65	1.18	to	1.65	1.71	to	2.19

Invesco V.I. Health Care Sub-Account
	2024	194,863	32.54	to	33.77	6,726,180	-	1.18	to	1.65	2.45	to	2.94
	2023	213,228	31.61	to	32.96	7,157,025	-	1.18	to	1.65	1.34	to	1.82
	2022	232,075	31.05	to	32.52	7,663,303	-	1.18	to	1.65	(14.73)	to	(14.33)
	2021	253,713	36.24	to	38.14	9,806,628	0.21	1.18	to	1.65	10.46	to	10.98
	2020	270,930	32.66	to	34.53	9,445,838	0.32	1.18	to	1.65	12.59	to	13.12

Invesco V.I. Main Street Sub-Account
	2024	1,123,373	38.01	to	39.45	45,352,545	-	1.18	to	1.65	21.61	to	22.19
	2023	1,269,928	31.11	to	32.44	41,997,358	0.83	1.18	to	1.65	21.21	to	21.78
	2022	1,414,996	25.54	to	26.76	38,464,419	1.45	1.18	to	1.65	(21.44)	to	(21.07)
	2021	1,577,583	32.36	to	34.07	54,425,683	0.69	1.18	to	1.65	25.48	to	26.07
	2020	1,758,935	25.67	to	27.15	48,247,129	1.48	1.18	to	1.65	12.08	to	12.61

Invesco V.I. Technology Sub-Account
	2024	356,529	14.38	to	15.13	5,429,711	-	1.18	to	1.65	32.06	to	32.69
	2023	413,792	10.89	to	11.40	4,760,742	-	1.18	to	1.65	44.55	to	45.23
	2022	475,023	7.53	to	7.85	3,771,368	-	1.18	to	1.65	(40.93)	to	(40.65)
	2021	510,849	12.75	to	13.23	6,848,055	-	1.18	to	1.65	12.54	to	13.07
	2020	586,980	11.33	to	11.70	6,967,630	-	1.18	to	1.65	43.73	to	44.40

Invesco V.I. U.S. Government Money Sub-Account
	2024	318,059	10.26	to	11.03	3,655,796	4.54	1.18	to	1.65	2.92	to	3.41
	2023	383,016	9.97	to	10.67	4,259,897	4.41	1.18	to	1.65	2.82	to	3.30
	2022	412,683	9.69	to	10.33	4,454,160	1.26	1.18	to	1.65	(0.37)	to	0.10
	2021	429,155	9.73	to	10.32	4,661,037	0.01	1.18	to	1.65	(1.63)	to	(1.17)
	2020	483,617	9.89	to	10.44	5,303,346	0.24	1.18	to	1.65	(1.42)	to	(0.95)

MML Aggressive Allocation Sub-Account
	2024	867,402	26.76	to	28.98	25,105,480	1.14	1.18	to	1.65	10.89	to	11.41
	2023	989,641	24.13	to	26.01	25,714,107	2.89	1.18	to	1.65	16.39	to	16.93
	2022	1,051,581	20.73	to	22.24	23,360,153	2.05	1.18	to	1.65	(17.27)	to	(16.88)
	2021	1,186,496	25.06	to	26.76	31,710,549	1.24	1.18	to	1.65	14.74	to	15.28
	2020	1,252,260	21.84	to	23.21	29,017,593	1.62	1.18	to	1.65	11.49	to	12.02

MML American Funds Core Allocation Sub-Account
	2024	337,437	-	-	30.65	10,340,767	1.78	-	-	1.18	-	-	10.55
	2023	420,796	-	-	27.72	11,664,483	3.87	-	-	1.18	-	-	13.03
	2022	469,342	-	-	24.52	11,509,924	2.13	-	-	1.18	-	-	(14.71)
	2021	495,563	-	-	28.75	14,249,445	1.31	-	-	1.18	-	-	11.53
	2020	493,822	-	-	25.78	12,731,471	1.75	-	-	1.18	-	-	10.08

MML American Funds Growth Sub-Account
	2024	93,363	-	-	88.82	8,292,683	-	-	-	1.18	-	-	29.56
	2023	102,371	-	-	68.55	7,017,970	1.46	-	-	1.18	-	-	36.34
	2022	106,486	-	-	50.28	5,354,146	0.43	-	-	1.18	-	-	(31.11)
	2021	110,885	-	-	72.99	8,092,910	-	-	-	1.18	-	-	20.12
	2020	123,381	-	-	60.76	7,496,621	0.72	-	-	1.18	-	-	49.64
F-41

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

		At December 31,					For the Years Ended December 31,
							Investment
			Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
		Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

MML American Funds International Sub-Account⁵
	2024	-	$-	-	$-	$-	-%	-%	-	-%	-%	-	-%
	2023	-	-	-	-	-	-	-	-	-	-	-	-
	2022	-	-	-	-	-	-	-	-	-	-	-	-
	2021	86,348	-	-	22.52	1,944,596	0.12	-	-	1.18	-	-	(3.11)
	2020	93,693	-	-	23.24	2,177,663	0.99	-	-	1.18	-	-	12.11

MML Balanced Allocation Sub-Account
	2024	858,252	19.00	to	20.58	17,479,242	2.35	1.18	to	1.65	5.92	to	6.43
	2023	1,001,811	17.94	to	19.33	19,178,979	3.12	1.18	to	1.65	10.63	to	11.15
	2022	1,163,462	16.22	to	17.39	20,054,945	3.63	1.18	to	1.65	(16.12)	to	(15.73)
	2021	1,245,106	19.33	to	20.64	25,473,633	1.26	1.18	to	1.65	8.18	to	8.69
	2020	1,308,938	17.87	to	18.99	24,673,106	2.66	1.18	to	1.65	9.12	to	9.63

MML Blend Sub-Account
	2024	1,691,271	31.44	to	34.45	56,219,491	1.86	1.18	to	1.65	12.76	to	13.29
	2023	1,944,024	27.89	to	30.41	56,973,917	1.70	1.18	to	1.65	15.70	to	16.24
	2022	2,117,617	24.10	to	26.16	53,407,684	1.35	1.18	to	1.65	(17.95)	to	(17.57)
	2021	2,328,823	29.38	to	31.74	71,335,958	2.12	1.18	to	1.65	13.14	to	13.68
	2020	2,494,114	25.96	to	27.92	67,254,680	-	1.18	to	1.65	11.02	to	11.54

MML Blue Chip Growth Sub-Account
	2024	390,940	81.91	to	90.69	34,706,706	-	1.18	to	1.65	33.47	to	34.10
	2023	438,358	61.37	to	67.63	29,063,330	-	1.18	to	1.65	47.10	to	47.79
	2022	465,455	41.72	to	45.76	20,908,978	-	1.18	to	1.65	(40.49)	to	(40.21)
	2021	489,724	70.10	to	76.53	36,800,409	-	1.18	to	1.65	14.44	to	14.97
	2020	543,704	61.26	to	66.56	35,544,312	-	1.18	to	1.65	32.20	to	32.83

MML Conservative Allocation Sub-Account
	2024	670,928	17.74	to	19.21	12,733,077	2.57	1.18	to	1.65	4.86	to	5.36
	2023	830,960	16.92	to	18.23	15,013,423	3.32	1.18	to	1.65	9.83	to	10.35
	2022	913,423	15.40	to	16.52	14,976,095	3.93	1.18	to	1.65	(16.13)	to	(15.74)
	2021	958,943	18.37	to	19.61	18,659,903	1.25	1.18	to	1.65	6.82	to	7.33
	2020	1,025,637	17.19	to	18.27	18,599,923	2.72	1.18	to	1.65	8.13	to	8.64

MML Equity Sub-Account
	2024	903,628	30.46	to	34.44	29,259,310	1.95	1.18	to	1.65	17.42	to	17.98
	2023	1,034,915	25.94	to	29.19	28,366,116	2.10	1.18	to	1.65	7.54	to	8.05
	2022	1,147,772	24.12	to	27.02	29,112,471	1.62	1.18	to	1.65	(6.20)	to	(5.76)
	2021	1,264,754	25.72	to	28.67	34,022,495	1.66	1.18	to	1.65	28.13	to	28.73
	2020	1,419,304	20.07	to	22.27	29,572,459	2.30	1.18	to	1.65	1.34	to	1.82

MML Equity Income Sub-Account
	2024	390,706	41.88	to	46.37	17,818,342	2.03	1.18	to	1.65	9.84	to	10.36
	2023	435,266	38.13	to	42.02	17,995,867	2.26	1.18	to	1.65	7.76	to	8.26
	2022	475,610	35.38	to	38.81	18,170,386	1.75	1.18	to	1.65	(5.14)	to	(4.70)
	2021	508,676	37.30	to	40.72	20,410,370	2.23	1.18	to	1.65	23.53	to	24.11
	2020	576,701	30.20	to	32.81	18,656,155	2.39	1.18	to	1.65	(0.32)	to	0.15

MML Equity Index Sub-Account
	2024	497,132	42.06	to	43.72	21,992,921	0.95	1.18	to	1.65	22.40	to	22.97
	2023	580,260	34.20	to	35.72	20,971,593	1.28	1.18	to	1.65	23.70	to	24.28
	2022	620,659	27.52	to	28.87	18,067,770	1.02	1.18	to	1.65	(19.83)	to	(19.45)
	2021	660,854	34.17	to	36.02	23,937,630	1.25	1.18	to	1.65	26.09	to	26.68
	2020	736,394	26.97	to	28.56	21,075,642	1.70	1.18	to	1.65	16.13	to	16.67
F-42

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

		At December 31,					For the Years Ended December 31,
							Investment
			Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
		Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

MML Focused Equity Sub-Account
	2024	27,874	$34.79	to	$36.92	$1,018,901	0.80%	1.18%	to	1.65%	7.97%	to	8.48%
	2023	30,695	32.22	to	34.03	1,034,607	0.79	1.18	to	1.65	7.90	to	8.41
	2022	29,349	29.86	to	31.39	912,867	0.65	1.18	to	1.65	(6.57)	to	(6.13)
	2021	26,949	31.96	to	33.44	894,408	0.92	1.18	to	1.65	19.89	to	20.45
	2020	26,387	26.66	to	27.76	725,110	0.64	1.18	to	1.65	10.69	to	11.22

MML Foreign Sub-Account
	2024	393,262	15.95	to	16.18	6,462,738	3.00	1.18	to	1.65	1.76	to	2.24
	2023	438,701	15.60	to	15.90	7,062,647	1.40	1.18	to	1.65	14.32	to	14.86
	2022	486,450	13.58	to	13.91	6,831,073	3.79	1.18	to	1.65	(15.98)	to	(15.58)
	2021	531,385	16.09	to	16.55	8,849,294	2.55	1.18	to	1.65	11.20	to	11.72
	2020	582,840	14.40	to	14.89	8,703,291	2.99	1.18	to	1.65	4.20	to	4.69

MML Fundamental Equity Sub-Account
	2024	25,196	39.76	to	42.20	1,056,777	0.58	1.18	to	1.65	21.33	to	21.91
	2023	31,087	32.77	to	34.62	1,072,216	0.74	1.18	to	1.65	20.75	to	21.32
	2022	33,095	27.14	to	28.53	940,986	0.36	1.18	to	1.65	(21.74)	to	(21.37)
	2021	32,284	34.68	to	36.29	1,167,304	0.32	1.18	to	1.65	25.30	to	25.89
	2020	32,101	27.67	to	28.83	922,432	-	1.18	to	1.65	17.63	to	18.19

MML Fundamental Value Sub-Account
	2024	42,996	27.49	to	29.17	1,248,798	0.80	1.18	to	1.65	13.28	to	13.82
	2023	48,091	24.26	to	25.63	1,227,982	1.06	1.18	to	1.65	11.56	to	12.08
	2022	61,358	21.75	to	22.87	1,393,994	0.82	1.18	to	1.65	(6.58)	to	(6.14)
	2021	63,413	23.28	to	24.36	1,536,269	1.67	1.18	to	1.65	27.56	to	28.16
	2020	57,680	18.25	to	19.01	1,091,877	1.09	1.18	to	1.65	0.69	to	1.17

MML Global Sub-Account
	2024	476,735	15.89	to	20.42	9,851,982	0.94	1.18	to	1.65	3.85	to	4.34
	2023	538,895	15.23	to	19.66	10,718,955	0.83	1.18	to	1.65	12.51	to	13.03
	2022	608,358	13.47	to	17.48	10,712,032	1.64	1.18	to	1.65	(19.06)	to	(18.68)
	2021	661,950	16.57	to	21.59	14,366,310	0.91	1.18	to	1.65	15.50	to	16.05
	2020	721,548	14.28	to	18.69	13,496,602	1.05	1.18	to	1.65	12.10	to	12.63

MML Growth Allocation Sub-Account
	2024	2,060,300	23.73	to	25.69	52,819,139	1.59	1.18	to	1.65	9.11	to	9.62
	2023	2,243,792	21.74	to	23.44	52,480,267	2.92	1.18	to	1.65	14.09	to	14.62
	2022	2,441,861	19.06	to	20.45	49,826,191	2.66	1.18	to	1.65	(16.68)	to	(16.29)
	2021	2,607,763	22.88	to	24.43	63,570,385	1.57	1.18	to	1.65	12.46	to	12.99
	2020	2,714,189	20.34	to	21.62	58,560,778	2.08	1.18	to	1.65	10.91	to	11.44

MML High Yield Sub-Account
	2024	147,630	18.93	to	20.28	2,960,581	5.82	1.18	to	1.65	7.21	to	7.72
	2023	155,586	17.65	to	18.82	2,897,988	6.97	1.18	to	1.65	10.98	to	11.50
	2022	160,734	15.91	to	16.88	2,686,580	7.39	1.18	to	1.65	(13.41)	to	(13.00)
	2021	168,938	18.37	to	19.40	3,249,709	8.45	1.18	to	1.65	6.11	to	6.61
	2020	159,409	17.31	to	18.20	2,878,160	0.02	1.18	to	1.65	3.65	to	4.14

MML Income & Growth Sub-Account
	2024	633,379	29.82	to	29.94	22,092,382	2.10	1.18	to	1.65	13.01	to	13.54
	2023	708,149	26.26	to	26.49	21,894,129	2.08	1.18	to	1.65	7.41	to	7.92
	2022	775,986	24.33	to	24.66	22,315,525	1.42	1.18	to	1.65	(1.94)	to	(1.48)
	2021	888,985	24.70	to	25.15	25,929,813	1.77	1.18	to	1.65	24.21	to	24.79
	2020	961,999	19.79	to	20.25	22,487,171	2.03	1.18	to	1.65	1.34	to	1.82
F-43

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

		At December 31,					For the Years Ended December 31,
							Investment
			Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
		Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

MML Inflation-Protected and Income Sub-Account
	2024	443,948	$14.13	to	$15.64	$6,824,855	4.40%	1.18%	to	1.65%	1.03%	to	1.51%
	2023	499,499	13.99	to	15.41	7,561,824	4.53	1.18	to	1.65	3.71	to	4.20
	2022	561,291	13.49	to	14.79	8,162,602	2.58	1.18	to	1.65	(14.76)	to	(14.36)
	2021	628,399	15.82	to	17.27	10,680,787	1.07	1.18	to	1.65	4.66	to	5.15
	2020	648,751	15.12	to	16.43	10,495,142	0.11	1.18	to	1.65	9.30	to	9.81

MML International Equity Sub-Account
	2024	21,806	-	-	12.09	263,633	1.39	-	-	1.18	-	-	(0.53)
	2023	23,068	-	-	12.15	280,364	1.16	-	-	1.18	-	-	16.89
	2022	25,296	-	-	10.40	263,014	0.76	-	-	1.18	-	-	(16.34)
	2021	11,630	-	-	12.43	144,550	0.46	-	-	1.18	-	-	10.19
	2020	16,448	-	-	11.28	185,530	2.84	-	-	1.18	-	-	3.84

MML Large Cap Growth Sub-Account
	2024	513,952	38.62	to	45.07	22,607,118	-	1.18	to	1.65	31.89	to	32.51
	2023	566,864	29.14	to	34.17	18,877,879	-	1.18	to	1.65	49.24	to	49.94
	2022	589,822	19.44	to	22.90	13,154,262	-	1.18	to	1.65	(28.73)	to	(28.40)
	2021	635,022	27.15	to	32.13	19,818,248	0.05	1.18	to	1.65	16.48	to	17.03
	2020	706,850	23.20	to	27.58	18,956,578	0.33	1.18	to	1.65	29.62	to	30.23

MML Managed Bond Sub-Account (Initial Class)
	2024	778,985	18.64	to	19.81	15,619,927	4.55	1.18	to	1.65	2.17	to	2.66
	2023	851,054	18.25	to	19.30	16,634,605	3.96	1.18	to	1.65	4.96	to	5.45
	2022	953,932	17.39	to	18.30	17,681,015	3.04	1.18	to	1.65	(16.40)	to	(16.00)
	2021	1,091,572	20.80	to	21.79	24,101,131	3.17	1.18	to	1.65	(0.84)	to	(0.37)
	2020	1,143,702	20.97	to	21.87	25,360,257	0.09	1.18	to	1.65	5.95	to	6.45

MML Managed Bond Sub-Account (Service Class)
	2024	111,036	-	-	12.69	1,409,071	4.30	-	-	1.40	-	-	2.17
	2023	144,210	-	-	12.42	1,791,132	3.64	-	-	1.40	-	-	4.96
	2022	165,674	-	-	11.83	1,960,510	2.75	-	-	1.40	-	-	(16.40)
	2021	181,555	-	-	14.15	2,569,838	2.90	-	-	1.40	-	-	(0.84)
	2020	186,906	-	-	14.27	2,667,908	0.10	-	-	1.40	-	-	5.95

MML Managed Volatility Sub-Account
	2024	352,254	18.70	to	20.71	7,178,513	0.59	1.18	to	1.65	12.96	to	13.50
	2023	416,761	16.55	to	18.25	7,486,829	0.57	1.18	to	1.65	11.03	to	11.55
	2022	464,736	14.91	to	16.36	7,489,945	0.48	1.18	to	1.65	(13.48)	to	(13.08)
	2021	530,888	17.23	to	18.82	9,849,304	0.97	1.18	to	1.65	9.72	to	10.23
	2020	576,247	15.70	to	17.07	9,706,307	1.37	1.18	to	1.65	4.93	to	5.43

MML Mid Cap Growth Sub-Account
	2024	746,185	68.28	to	80.54	65,512,268	-	1.18	to	1.65	9.33	to	9.85
	2023	840,165	62.16	to	73.66	67,421,207	-	1.18	to	1.65	20.64	to	21.21
	2022	934,023	51.28	to	61.06	62,311,170	-	1.18	to	1.65	(26.34)	to	(25.99)
	2021	1,029,932	69.29	to	82.89	93,047,597	-	1.18	to	1.65	11.36	to	11.88
	2020	1,167,041	61.93	to	74.43	94,982,698	0.08	1.18	to	1.65	23.51	to	24.10

MML Mid Cap Value Sub-Account
	2024	579,090	61.02	to	68.47	37,674,578	1.79	1.18	to	1.65	6.74	to	7.25
	2023	652,338	57.17	to	63.84	39,590,699	2.59	1.18	to	1.65	4.24	to	4.73
	2022	709,587	54.84	to	60.96	41,134,086	2.07	1.18	to	1.65	(2.94)	to	(2.49)
	2021	807,953	56.50	to	62.51	48,086,111	1.43	1.18	to	1.65	21.30	to	21.87
	2020	900,692	46.58	to	51.29	43,997,804	1.76	1.18	to	1.65	0.04	to	0.52
F-44

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

		At December 31,					For the Years Ended December 31,
							Investment
			Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
		Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

MML Moderate Allocation Sub-Account
	2024	2,122,495	$20.76	to	$22.48	$47,482,887	2.13%	1.18%	to	1.65%	7.08%	to	7.58%
	2023	2,385,572	19.39	to	20.90	49,605,115	3.29	1.18	to	1.65	12.04	to	12.56
	2022	2,677,267	17.31	to	18.57	49,453,476	3.23	1.18	to	1.65	(16.36)	to	(15.97)
	2021	3,093,518	20.69	to	22.09	67,989,941	1.35	1.18	to	1.65	10.16	to	10.68
	2020	3,330,821	18.78	to	19.96	66,164,918	2.48	1.18	to	1.65	8.73	to	9.25

MML Short-Duration Bond Sub-Account
	2024	157,889	10.45	to	11.19	1,736,926	3.65	1.18	to	1.65	4.36	to	4.86
	2023	170,551	10.01	to	10.67	1,789,300	3.38	1.18	to	1.65	4.96	to	5.45
	2022	200,603	9.54	to	10.12	2,000,988	3.03	1.18	to	1.65	(9.50)	to	(9.07)
	2021	210,606	10.54	to	11.13	2,315,285	2.93	1.18	to	1.65	0.03	to	0.50
	2020	237,704	10.54	to	11.08	2,598,079	-	1.18	to	1.65	(0.32)	to	0.15

MML Small Cap Equity Sub-Account
	2024	336,203	52.50	to	53.27	18,970,064	-	1.18	to	1.65	11.08	to	11.61
	2023	381,082	47.26	to	47.73	19,304,195	1.29	1.18	to	1.65	15.89	to	16.43
	2022	403,547	40.78	to	41.00	17,608,014	0.70	1.18	to	1.65	(17.25)	to	(16.87)
	2021	445,746	49.29	to	49.31	23,414,026	0.43	1.18	to	1.65	20.74	to	21.31
	2020	499,342	40.65	to	40.82	21,643,745	0.54	1.18	to	1.65	18.72	to	19.28

MML Small Cap Growth Equity Sub-Account
	2024	226,413	39.23	to	52.25	11,093,110	0.05	1.18	to	1.65	8.48	to	8.99
	2023	260,479	36.00	to	48.17	11,772,938	-	1.18	to	1.65	14.94	to	15.47
	2022	288,359	31.17	to	41.91	11,374,590	-	1.18	to	1.65	(24.41)	to	(24.06)
	2021	305,158	41.05	to	55.45	15,889,593	-	1.18	to	1.65	5.55	to	6.05
	2020	350,919	38.71	to	52.53	17,106,476	-	1.18	to	1.65	33.41	to	34.03

MML Small Company Value Sub-Account
	2024	22,297	-	-	42.12	939,051	1.08	-	-	1.18	-	-	5.71
	2023	23,095	-	-	39.84	920,142	0.87	-	-	1.18	-	-	14.56
	2022	24,694	-	-	34.78	858,826	-	-	-	1.18	-	-	(16.05)
	2021	25,371	-	-	41.43	1,051,122	0.19	-	-	1.18	-	-	23.65
	2020	27,538	-	-	33.50	922,646	0.06	-	-	1.18	-	-	7.65

MML Small/Mid Cap Value Sub-Account
	2024	219,769	48.57	to	53.78	11,678,182	0.83	1.18	to	1.65	8.48	to	8.99
	2023	240,436	44.78	to	49.34	11,723,973	1.08	1.18	to	1.65	15.21	to	15.75
	2022	252,726	38.86	to	42.63	10,647,366	1.25	1.18	to	1.65	(17.07)	to	(16.68)
	2021	280,417	46.86	to	51.16	14,187,869	1.01	1.18	to	1.65	33.72	to	34.35
	2020	324,824	35.05	to	38.08	12,237,542	1.07	1.18	to	1.65	2.94	to	3.42

MML Strategic Emerging Markets Sub-Account
	2024	67,325	-	-	13.19	888,198	0.45	-	-	1.18	-	-	(2.81)
	2023	65,049	-	-	13.57	882,983	-	-	-	1.18	-	-	9.10
	2022	71,106	-	-	12.44	884,656	2.90	-	-	1.18	-	-	(27.69)
	2021	68,851	-	-	17.21	1,184,646	-	-	-	1.18	-	-	(9.43)
	2020	69,895	-	-	19.00	1,327,782	0.20	-	-	1.18	-	-	15.88

MML Sustainable Equity Sub-Account
	2024	570,501	51.03	to	56.50	31,632,310	1.00	1.18	to	1.65	17.97	to	18.52
	2023	643,411	43.25	to	47.67	30,117,101	0.95	1.18	to	1.65	22.47	to	23.05
	2022	711,380	35.32	to	38.74	27,085,974	0.94	1.18	to	1.65	(18.37)	to	(17.99)
	2021	783,098	43.26	to	47.23	36,368,901	0.83	1.18	to	1.65	25.07	to	25.65
	2020	884,997	34.59	to	37.59	32,745,308	0.91	1.18	to	1.65	12.64	to	13.17
F-45

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

		At December 31,					For the Years Ended December 31,
							Investment
			Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
		Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

MML Total Return Bond Sub-Account
	2024	206,526	$9.54	to	$10.12	$2,072,402	3.67%	1.18	to	1.65%	(1.39)%	to	(0.92)%
	2023	204,427	9.67	to	10.22	2,068,787	2.18	1.18	to	1.65	3.48	to	3.97
	2022	207,352	9.35	to	9.83	2,020,159	1.31	1.18	to	1.65	(16.29)	to	(15.90)
	2021	260,106	11.17	to	11.69	3,017,232	1.63	1.18	to	1.65	(3.12)	to	(2.66)
	2020	275,526	11.53	to	12.01	3,285,366	3.07	1.18	to	1.65	6.82	to	7.32

MML U.S. Government Money Market Sub-Account
	2024	1,882,359	8.88	to	9.62	17,852,197	4.69	1.18	to	1.65	3.08	to	3.57
	2023	2,058,934	8.61	to	9.28	18,851,417	4.52	1.18	to	1.65	2.93	to	3.41
	2022	2,276,959	8.37	to	8.98	20,166,799	1.22	1.18	to	1.65	(0.44)	to	0.03
	2021	2,266,614	8.41	to	8.98	20,069,406	-	1.18	to	1.65	(1.64)	to	(1.17)
	2020	2,493,870	8.55	to	9.08	22,351,977	0.23	1.18	to	1.65	(1.41)	to	(0.95)

PIMCO CommodityRealReturn® Strategy Sub-Account
	2024	150,039	6.68	to	7.29	1,080,992	2.02	1.18	to	1.65	2.26	to	2.74
	2023	162,643	6.53	to	7.10	1,139,436	18.47	1.18	to	1.65	(9.44)	to	(9.01)
	2022	278,210	7.21	to	7.80	2,133,154	22.65	1.18	to	1.65	6.89	to	7.39
	2021	230,012	6.75	to	7.26	1,651,829	4.17	1.18	to	1.65	30.93	to	31.55
	2020	216,880	5.15	to	5.52	1,186,511	6.34	1.18	to	1.65	(0.43)	to	0.04

VY® CBRE Global Real Estate Sub-Account
	2024	76,886	15.73	to	17.17	1,293,556	2.85	1.18	to	1.65	(1.53)	to	(1.06)
	2023	91,400	15.97	to	17.36	1,556,650	1.80	1.18	to	1.65	10.50	to	11.02
	2022	105,824	14.46	to	15.64	1,624,111	2.91	1.18	to	1.65	(26.35)	to	(26.00)
	2021	123,852	19.63	to	21.13	2,570,023	2.59	1.18	to	1.65	31.95	to	32.57
	2020	123,598	14.88	to	15.94	1,938,260	5.75	1.18	to	1.65	(6.60)	to	(6.15)

	[1]The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

	[2]The expense ratios represent the annualized contract expense of the sub-accounts of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owners accounts through the redemption of units and expenses of the underlying fund have been excluded.

	[3]The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

	[4]After the close of business on April 26, 2024, Invesco V.I. Equity and Income Fund (Series I) acquired all the net assets of Invesco V.I. Conservative Balanced Fund (Series I) pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco Funds on September 20, 2023 and by the shareholders of the Invesco V.I. Conservative Balanced Fund (Series I) on January 18, 2024. Shares of Invesco V.I. Conservative Balanced Fund (Series I) were exchanged for the like class of shares of Invesco V.I. Equity and Income Fund (Series I), based on the relative net asset value of the two funds which resulted in Invesco V.I. Conservative Balanced Fund (Series I) receiving 0.89134224 shares of Invesco V.I. Equity and Income Fund (Series I) in exchange of 1 share of Invesco V.I. Conservative Balanced Fund (Series I). As a result of the underlying fund merger, the sub-account name changed from Invesco V.I. Conservative Balanced Fund (Series I) to Invesco V.I. Equity Fund and Income Fund (Series I). Financial Highlights for the years 2020-2023 correspond to the Invesco V.I. Conservative Balanced Sub-Account (Series I).

[5]For the period January 1, 2022 to November 4, 2022. Effective November 4, 2022 this Sub-Account liquidated and any contract value in the Sub-Account after the close of the New York Stock Exchange on November 4, 2022 was automatically transferred to the MML U.S. Government Money Market Sub-Account.

F-46

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

[6]After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond in exchange of 1 share of Invesco V.I Core Bond. As a result of the underlying fund merger, the sub-account name changed from Invesco V.I. Core Bond Fund to Invesco V.I. Core Plus Bond Fund. Financial Highlights for the years 2020-2021 correspond to the Invesco V.I. Core Bond Sub-Account.

B.	The Separate Account reflects charges associated with the contract. These charges are either assessed in the daily pricing of unit values or through a redemption of units from contracts contained within the Separate Account.

	Mortality and Expense Risk Charge[1]	This charge is equal, on an annual basis, to 1.03% - 1.35% of the daily value of the assets invested in each fund.
This charge is assessed through daily pricing of unit values.

	Administrative Charge[2]	This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund.
This charge is assessed through daily pricing of unit values.

	Annual Contract Maintenance Charge[3]	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

	Contingent Deferred Sales Charge	0.00% - 8.00%
This charge is assessed through the redemption of units.

Death Benefit Options
Charges for these options are annualized and are assessed through a redemption of units.
	A. Reset Death Benefit[4,5]	0.00% - 0.20%
	B. Ratchet Death Benefit[6]	0.00% - 0.70%

[1]	For MassMutual Artistry the charges are 1.03% but right reserved to increase to 1.25%.

[2]	Right reserved to increase to 0.25%.

[3]	Right reserved to increase to $60.

[4]	For Panorama Passage the charge for the Reset Death Benefit is 0.10% on an annual basis of the daily value of the contract value allocated to the funds and the fixed accounts, unless the charge exceeds the maximum charge, in which case, the charge is the maximum charge. The maximum charge is 0.20% on an annual basis of the daily value of the contract value allocated to the funds.

[5]	Right reserved to increase to 0.20%.

[6]	The Ratchet Death Benefit is 0.25% for Panorama Passage and 0.15% for Panorama Premier on an annual basis of the daily value of the contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum, in this case the charge is the maximum charge. Right reserved to increase charge to 0.35% if you were age 60 or less when the contract was issued, 0.50% if you were age 61 through age 70 when the contract was issued, and 0.70% if you were age 71 or older when the contract was issued, of the contract value allocated to the funds.

Certain contracts may offer credits which will result in the purchase of units.

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 6, 2025, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-47

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2024 and 2023 and

for the years ended December 31, 2024, 2023 and 2022

KPMG LLP One Financial Plaza 755 Main Street Hartford, CT 06103

Independent Auditors’ Report

Audit Committee of the Board of Directors

Massachusetts Mutual Life Insurance Company:

Opinions

We have audited the financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in surplus, and cash flows for the three-year period ended December 31, 2024, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the three-year period ended December 31, 2024, in accordance with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for the three-year period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Hartford, Connecticut
March 3, 2025

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,	December 31,
	2024	2023
	(In Millions)
Assets:
Bonds	$163,629	$144,433
Preferred stocks	1,019	446
Common stocks – subsidiaries and affiliates	25,840	25,496
Common stocks – unaffiliated	1,198	1,623
Mortgage loans	23,692	24,021
Policy loans	17,658	15,897
Real estate	323	329
Partnerships and limited liability companies	14,747	12,907
Derivatives	24,220	20,740
Cash, cash equivalents and short-term investments	6,004	11,134
Other invested assets	3,515	2,401
Total invested assets	281,845	259,427
Investment income due and accrued	5,347	5,236
Federal income taxes	552	280
Net deferred income taxes	1,857	1,660
Other than invested assets	6,334	5,670
Total assets excluding separate accounts	295,935	272,273
Separate account assets	49,251	52,593
Total assets	$345,186	$324,866

Liabilities and Surplus:
Policyholders' reserves	$178,258	$167,250
Liabilities for deposit-type contracts	21,228	19,645
Contract claims and other benefits	595	714
Policyholders' dividends	2,533	2,150
General expenses due or accrued	917	1,049
Asset valuation reserve	5,952	5,989
Repurchase agreements	3,408	3,219
Debt	250	50
Collateral	1,915	2,073
Derivatives	16,774	13,734
Funds held under coinsurance	29,625	22,520
Other liabilities	6,741	5,141
Total liabilities excluding separate accounts	268,196	243,534
Separate account liabilities	49,108	52,455
Total liabilities	317,304	295,989
Surplus	27,882	28,877
Total liabilities and surplus	$345,186	$324,866

See accompanying notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Revenue:
Premium income	$21,198	$25,490	$23,524
Net investment income	11,661	11,043	9,302
Fees and other income	1,258	1,028	1,139
Total revenue	34,117	37,561	33,965
Benefits, expenses and other deductions:
Policyholders' benefits	16,945	17,369	16,937
Change in policyholders' reserves	9,047	12,273	10,278
General insurance expenses	2,337	2,333	2,191
Commissions	1,435	1,423	1,324
State taxes, licenses and fees	325	329	310
Other deductions	1,070	1,122	677
Total benefits and expenses	31,159	34,849	31,717
Net gain from operations before dividends and federal income taxes	2,958	2,712	2,248
Dividends to policyholders	2,501	2,131	1,906
Net gain from operations before federal income taxes	457	581	342
Federal income tax (benefit) expense	(293)	116	(64)
Net gain from operations	750	465	406
Net realized capital (losses) gains	(801)	(490)	326
(Net loss) income	$(51)	$(25)	$732

See accompanying notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGE IN SURPLUS

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Surplus, beginning of year	$28,877	$27,941	$26,979
Net (decrease) increase due to:
(Net loss) income	(51)	(25)	732
Change in net unrealized capital (losses) gains, net of tax	(194)	8	871
Change in net unrealized foreign exchange capital (losses) gains, net of tax	(261)	376	(1,739)
Change in other net deferred income taxes	244	462	662
Change in nonadmitted assets	(191)	365	(563)
Change in asset valuation reserve	37	(315)	740
Change in reserve valuation basis	—	—	(12)
Change in surplus notes	(50)	(149)	413
Change in minimum pension liability	39	(7)	40
Prior period adjustments	(328)	173	(44)
Other	(240)	48	(138)
Net (decrease) increase	(995)	936	962
Surplus, end of year	$27,882	$28,877	$27,941

See accompanying notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Cash from operations:
Premium and other income collected	$22,405	$26,418	$24,719
Net investment income	10,079	12,269	8,172
Benefit payments	(16,553)	(17,077)	(16,698)
Net transfers from separate accounts	1,943	1,611	4,947
Commissions and other expenses	(5,132)	(5,208)	(5,292)
Dividends paid to policyholders	(2,118)	(1,908)	(1,806)
Federal and foreign income taxes paid	82	58	5
Net cash from operations	10,706	16,163	14,047
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	40,246	23,801	28,498
Preferred and common stocks – unaffiliated	251	290	422
Common stocks – affiliated	191	105	72
Mortgage loans	4,545	3,621	3,784
Real estate	(21)	5	177
Partnerships and limited liability companies	2,740	1,830	2,910
Derivatives	(533)	(214)	(384)
Other	(1,093)	(518)	(655)
Total investment proceeds	46,326	28,920	34,824
Cost of investments acquired:
Bonds	(60,110)	(32,278)	(43,003)
Preferred and common stocks – unaffiliated	(1,069)	(316)	(572)
Common stocks – affiliated	(177)	(256)	(624)
Mortgage loans	(4,667)	(2,896)	(2,095)
Real estate	(3)	(8)	(13)
Partnerships and limited liability companies	(3,231)	(2,988)	(3,932)
Derivatives	248	—	(267)
Other	441	153	11
Total investments acquired	(68,568)	(38,589)	(50,495)
Net (increase) decrease in policy loans	(1,762)	1,158	(935)
Net cash used in investing activities	(24,004)	(8,511)	(16,606)
Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts	1,219	1,238	806
Change in surplus notes	(50)	(150)	413
Change in repurchase agreements	195	171	241
Change in collateral	(114)	(2,024)	(2,089)
Other cash provided (used)	6,918	(1,321)	2,813
Net cash from (used in) financing and miscellaneous sources	8,168	(2,086)	2,184
Net change in cash, cash equivalents and short-term investments	(5,130)	5,566	(375)
Cash, cash equivalents and short-term investments:
Beginning of year	11,134	5,568	5,943
End of year	$6,004	$11,134	5,568

See accompanying notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

Massachusetts Mutual Life Insurance Company (MassMutual or the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability income insurance (DI), individual and group annuities and guaranteed interest contracts (GIC) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s affiliated distribution channel, MassMutual Strategic Distributors (MMSD), Institutional Solutions (IS) and Worksite distribution channels.

The affiliated distribution channel is a sales force of financial professionals that operate in the U.S. The affiliated distribution channel sells life insurance, annuities, hybrid life and long term care insurance (LTC) and DI. The Company’s MMSD channel sells life insurance, DI, annuity, and hybrid life and LTC solutions through a network of third-party distribution partners. The Company’s IS distribution channel places group annuities, life insurance and GIC primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s Worksite channel works with advisors and employers across the country to provide American workers with voluntary and executive benefits such as group whole life insurance, group critical illness insurance, group accident insurance and DI, through the workplace.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting practices and U.S. GAAP are as follows:

Invested assets

•	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity
•	Changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes in revenue unless deemed an effective hedge
•	Interest rate and credit default swaps associated with replicated synthetic investment transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value
•	Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the host contract or security and account for them separately at fair value
•	Income recognition on partnerships and limited liability companies, which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation
•	Certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities
•	Financial assets including mortgage and other commercial loans, equipment loans, held-to-maturity debt securities, and trade, lease, reinsurance and other receivables are accounted for using the other-than-temporary impairments(s) (OTTI) model described in Note 2dd, whereas U.S. GAAP would use the current expected credit loss impairment model for these financial assets carried at amortized cost.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Policyholders’ liabilities

•	Statutory policy reserves are generally based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest
•	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers
•	Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

•	Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period

Net realized capital (losses) gains

•	After-tax realized capital (losses) gains that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Surplus

•	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation
•	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances
•	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve
•	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP follows the current expected credit losses model
•	The overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset
•	Surplus notes issued by the Company are reported in surplus, whereas U.S. GAAP reports these notes as liabilities
•	Statutory Statements of Changes in Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

•	The change in the fair value for unaffiliated common stock is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP

Other

•	Assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment experience to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of these statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates and assumptions include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment, the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in these statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

b.	Corrections of errors and reclassifications

For the years ended December 31, 2024 and 2023 corrections of prior years’ errors were recorded in surplus, net of tax:

	Years Ended December 31, 2024 and 2023
	Increase (Decrease) to:
	Prior Years' Net Income		Current Year Surplus		Asset or Liability Balances
	2024	2023	2024	2023	2024	2023
	(In Millions)
Bonds	$(82)	$—	$(82)	$—	$(82)	$—
Common stocks - subsidiaries and affiliates	(1)	19	(1)	19	(1)	19
Partnerships and limited liability companies	(3)	15	(3)	15	(3)	15
Derivative assets	—	—	—	(125)	—	(125)
Cash, cash equivalents and short-term investments	16	—	16	—	16	—
Other invested assets	—	22	—	22	—	22
Investment income due and accrued	(156)	230	(156)	230	(156)	230
Policyholders' reserves	(15)	(143)	(15)	(143)	(15)	143
Derivative liabilities	—	—	—	7	—	(7)
Other liabilities	(87)	30	(87)	30	87	30
Total	$(328)	$173	$(328)	$55

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Common stocks - subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily MMHLLC, Glidepath Holdings Inc. (Glidepath) and MM Investment Holding (MMIH), are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC at its underlying U.S. GAAP equity value less adjustments for the limited statutory basis of accounting related to foreign insurance subsidiaries and controlled affiliated entities as well as an adjustment of $305 million as of December 31, 2024 for a portion of its noncontrolling interests (NCI). Glidepath is valued on its underlying GAAP equity with adjustment to recognize its investment in MassMutual Ascend Life Insurance Company and other subsidiaries and affiliated entities (MM Ascend) based on MM Ascend’s underlying statutory surplus, adjusted for any unamortized goodwill recognized under the statutory purchase method. Operating results, less dividends declared, for MMHLLC, Glidepath and MMIH are reflected as net unrealized capital gains in the Statutory Statements of Changes in Surplus. Dividends declared from MMHLLC, Glidepath and MMIH are recorded in net investment income when declared and are limited to MMHLLC, Glidepath and MMIH’s U.S. GAAP retained earnings. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

Refer to Note 5c. "Common stocks - subsidiaries and affiliates" for further information on the valuation of MMHLLC.

f.	Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in net realized capital (losses) gains.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks, net of encumbrances. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

j.	Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low-income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

k.	Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated synthetic investments are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized capital (losses) gains. Amounts receivable and payable are accrued as net investment income.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

l.	Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds, money market mutual funds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

n.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital (losses) gains if resulting from invested asset transactions. Changes in the balances of net deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, may result in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

o.	Other than invested assets

Other than invested assets primarily includes the Company’s investment in corporate-owned life insurance, deferred and uncollected life insurance premium, receivable from subsidiaries and affiliates, reinsurance recoverable, fixed assets and other receivables.

p.	Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money, supplemental accounts and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the underlying assets are sold. Losses associated with these transfers are recognized immediately.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders' reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders' reserves or policyholders' benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

q.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, intangibles, certain electronic data processing equipment, advances and prepayments, certain investments in partnerships and limited liability companies for which qualifying audits are not performed, the amount of deferred tax assets (DTA) (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, furniture and equipment, certain other receivables and uncollected premium greater than 90 days past due. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Surplus.

r.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, policyholders’ benefits (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue. Commissions and expense allowances on Retirement Plan Group reinsurance assumed and Modco reserve adjustments on reinsurance assumed are recorded as an expense.

s.	Policyholders' reserves

Policyholders’ reserves are developed by actuarial methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force and are determined based on either statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods, or principles-based reserving under Valuation Manual-20, which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDB and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

Certain individual variable annuity and fixed annuity products have a variety of additional guarantees such as GMDB and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed lifetime withdrawal benefits (GLWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDB and VAGLB are included in policyholders’ reserves in the Statements of Financial Position and the related changes in these liabilities are included in change in policyholders’ reserves in the Statutory Statements of Operations.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Unpaid claims and claim expense reserves are related to disability and LTC claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. LTC unpaid claim liabilities are projected using policy specific daily benefit amounts and aggregate utilization factors. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a single premium immediate annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals follow statutory accounting requirements and are sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

t.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 52% and 53% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2024 and 2023, respectively.

v.	Policyholders' dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

w.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Surplus.

x.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

y.	Commercial paper

The Company issues commercial paper (CP) in the form of unsecured notes. Interest on CP is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of CP, the carrying value approximates fair value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

z.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities or, if negative, is included as net negative (Disallowed) IMR for any admitted portion in other than invested assets. Refer to Note 3. "New accounting standards - Adoption of new accounting standards" for further information on the adoption of INT 23-O1T - Disallowed IMR. Refer to Note 7. "Other than invested assets" for further information on the amount admitted as disallowed IMR.

aa.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs typically cliff vest at the end of three years and expire six years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS typically vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period.

At the time of death or disability, awards contain vesting conditions, whereby employees’ unvested awards immediately vest on an accelerated basis with a one-year exercise period for PSARs, full accelerated vesting and settlement for PRS awards.

At the time of retirement, both PRS and PSAR vest according to the original grant terms.

The phantom share price is determined using the enterprise value of each entity within the organization provided it is within a pre-established range calculated using management basis equity method. If outside the range, the maximum or minimum share price established by the management basis equity method would apply, as appropriate.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

bb.	Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, remittances and items not allocated, other miscellaneous liabilities, liabilities for employee benefits and accrued separate account transfers.

cc.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. DI and LTC premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

dd.	Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)

Net realized capital (losses) gains, net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Net realized capital (losses) gains, including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds – corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company analyzes investments whose fair value is below the cost for impairment. Generally, if the investment experiences significant credit or interest rate related deterioration, the cost of the investment is not recoverable, or the Company intends to sell the investment before anticipated recovery, an OTTI is recognized as realized investment loss.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and limited liability companies, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Surplus.

3.	New accounting standards

Adoption of new accounting standards

In August 2023, the NAIC adopted INT 23-01T — Disallowed IMR (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of disallowed IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted disallowed IMR. An insurer will only be able to admit the negative IMR if the insurer's risk-based capital is over 300% authorized control level after adjusting to remove the assets described above.

As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01T was adopted by the Company as of September 30, 2023 and will be effective through December 31, 2025. To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01T will be reflected in the Company’s financial position, results of operations, and financial statement disclosures. The Company has adopted this guidance and the adoption resulted in an admitted disallowed IMR of $1,112 million for MassMutual.

In March 2023, the NAIC adopted modifications to SSAP No. 34 – Investment Income Due and Accrued, effective December 31, 2023. The modifications require additional disclosures and data capture related to gross, non-admitted and admitted amounts for interest income due and accrued, deferred interest, and paid-in-kind (PIK) interest. In August 2023, the NAIC adopted revisions to further clarify the PIK interest disclosure in SSAP No. 34, effective December 31, 2023. The revisions clarify that decreasing amounts to principal balances are first applied to any PIK interest included in the principal balance. The original principal would not be reduced until the PIK interest had been fully eliminated from the balance. The revisions also provide a practical expedient for determining the PIK interest in the cumulative balance by subtracting the original principal/ par value from the current principal/ par value, with the resulting PIK interest not to go less than zero. The modifications did not have a material effect on the Company’s financial statements.

In December 2023, the NAIC adopted revisions, effective January 1, 2024, to avoid allocating realized gains or losses from bond sales to the IMR when sold before a rating downgrade. Revisions were also made to avoid allocating realized gains or losses from mortgage loan sales when there is a credit loss allowance, where payments are not 90 days past due. Revisions were also made to update guidance on changes in credit ratings used to allocate credit or interest rate related gains or losses, requiring identification of realized losses from acute credit events to be allocated to AVR. The modifications did not have a material effect on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In March 2024, the NAIC adopted revisions to the requirements of audit and admissibility in SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, effective March 16, 2024, to better align with the guidance on the look-through methodology. The revisions allow for admitting audited investments in entities owned by unaudited downstream noninsurance holding company SCA entity. The modifications did not have a material effect on the Company’s financial statements.

Future adoption of new accounting standards

In August 2023, the NAIC adopted revisions to clarify and incorporate a new bond definition within disclosures SSAP No. 26 – Bonds, SSAP No. 43 – Asset-Backed Securities, and other related SSAPs, which will become effective January 1, 2025. The revisions were issued in connection with its principle-based bond definition project, “the Bond Project”.

The Bond Project began in October 2020 through the development of a principle-based bond definition to be used for all securities in determining whether they qualify for reporting on the statutory annual statement Schedule D. Within the new bond definition, bonds are classified as an “issuer credit obligation” or an “asset-backed security.”

An “issuer credit obligation” is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, and an “asset-backed security” is defined as a bond issued by an entity created for the primary purpose of raising capital through debt backed by financial assets. The revisions to SSAP No. 26 reflect the principle-based bond definition, and SSAP No. 43 provides accounting and reporting guidance for investments that qualify as asset-backed securities under the new bond definition. Upon adoption, investments that do not qualify as bonds will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. The Company is currently assessing the impacts of the adopted SSAP No. 26, SSAP No. 43 and other related SSAPs in relation to the financial statements.

In March 2024, the NAIC adopted revisions to SSAP No. 21 - Other Admitted Assets, effective January 1, 2025, clarifying that residuals follow the effective yield approach with a cap and providing an election for the cost recovery method. The modifications are not expected to have a material effect on the Company’s financial statements. The Company will elect the effective yield method using the allowable earned yield, capped by the amount of cash distributions received. The Company is assessing the potential impact on the Company’s financial statements.

Effective January 1, 2025, revisions will be made to short-term investments, which include excluding additional investment types from being reported as cash equivalents or short-term investments regardless of maturity date of the investment at the date of acquisition. Investments will be eliminated from being reported as cash equivalents or short-term investments unless they would qualify under SSAP No. 26 – Bonds as an issuer credit obligation. Such investments will then only qualify as a cash equivalent or short-term investment if they have a maturity date within 3-months (cash equivalents) or 12-months (short-term) from the date of acquisition or meet the specifics requirements for money market mutual funds or cash pooling arrangement. The Company is assessing the potential impact on the Company’s financial statements.

The NAIC adopted revisions to various SSAPs at the Spring 2024 National Meeting for investments in tax credits and acquired tax credits in response to the comments received, as well as updated annual statement reporting categories for tax credit investment risk-based capital. These revisions are in addition to the previous ones, which include broad criteria to scope in various tax credit programs, including solar programs and state specific programs. Proportional amortization will be the measurement approach as with existing low-income housing tax credits, which means recording amortization of the investment in the partnership through net investment income and use of the tax credits in the appropriate tax line. The adopted revisions will be effective on January 1, 2025. The Company is assessing the potential impact on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company's financial instruments:

	December 31, 2024
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$5,604	$4,968	$—	$4,968	$—
All other governments	979	809	—	801	8
States, territories and possessions	157	146	—	146	—
Political subdivisions	276	265	—	265	—
Special revenue	3,402	3,321	—	3,285	36
Industrial and miscellaneous	139,384	130,914	725	65,638	64,551
Hybrid securities	1,019	1,041	—	1,041	—
Parent, subsidiaries and affiliates	12,808	12,429	—	3,489	8,940
Preferred stocks	1,019	1,145	187	3	955
Common stocks - subsidiaries and affiliates	150	150	16	—	134
Common stocks - unaffiliated	1,198	1,198	292	—	906
Mortgage loans - commercial	16,962	15,575	—	—	15,575
Mortgage loans - residential	6,730	6,570	—	—	6,570
Derivatives:
Interest rate swaps	20,513	14,364	—	14,364	—
Options	567	566	113	453	—
Currency swaps	2,711	2,662	—	2,662	—
Forward contracts	412	412	—	412	—
Credit default swaps	2	2	—	2	—
Financial Futures	15	15	15	—	—
Cash, cash equivalents and short-term investments	6,004	6,004	572	5,432	—
Separate account assets	49,251	49,251	33,240	14,194	1,817
Financial liabilities:
GICs	17,955	17,249	—	—	17,249
Group annuity contracts and other deposits	1,714	1,570	—	—	1,570
Individual annuity contracts	29,402	30,328	—	—	30,328
Supplementary contracts	844	845	—	—	845
Repurchase agreements	3,408	3,420	—	3,420	—
Debt	250	250	—	250	—
Derivatives:
Interest rate swaps	15,665	16,192	—	16,192	—
Options	63	63	63	—	—
Currency swaps	792	735	—	735	—
Forward contracts	67	63	—	63	—
Credit default swaps	175	175	—	175	—
Financial futures	12	12	12	—	—

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $25,690 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2023
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$5,060	$4,744	$—	$4,744	$—
All other governments	1,242	1,092	—	1,062	30
States, territories and possessions	231	229	—	229	—
Political subdivisions	363	353	—	353	—
Special revenue	4,986	4,975	—	4,938	37
Industrial and miscellaneous	122,035	113,940	66	50,235	63,639
Hybrid securities	686	658	—	658	—
Parent, subsidiaries and affiliates	9,830	9,410	—	1,406	8,004
Preferred stocks	446	470	96	—	374
Common stocks - subsidiaries and affiliates	430	430	253	—	177
Common stocks - unaffiliated	1,623	1,623	666	—	957
Mortgage loans - commercial	19,299	17,885	—	—	17,885
Mortgage loans - residential	4,722	4,449	—	—	4,449
Derivatives:
Interest rate swaps	17,292	12,277	—	12,277	—
Options	547	547	68	479	—
Currency swaps	2,831	2,831	—	2,831	—
Forward contracts	13	13	—	13	—
Credit default swaps	1	1	—	1	—
Financial Futures	56	56	56	—	—
Cash, cash equivalents and short-term investments	11,134	11,134	782	10,352	—
Separate account assets	52,593	52,593	35,002	15,677	1,914
Financial liabilities:
GICs	16,207	15,550	—	—	15,550
Group annuity contracts and other deposits	2,053	1,841	—	—	1,841
Individual annuity contracts	25,861	24,495	—	—	24,495
Supplementary contracts	942	943	—	—	943
Repurchase agreements	3,219	3,219	—	3,219	—
Debt	50	50	—	50	—
Derivatives:
Interest rate swaps	11,922	12,289	—	12,289	—
Options	35	35	35	—	—
Currency swaps	1,294	1,309	—	1,309	—
Forward contracts	301	303	—	303	—
Credit default swaps	153	152	—	152	—
Financial futures	29	29	29	—	—

Common stocks - subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $25,066 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as SOFR, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay's Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company's asset/liability management analysis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company's fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2024
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Special revenue	$—	$1	$—	$1
Industrial and miscellaneous	725	111	265	1,101
Preferred stocks	44	—	46	90
Common stocks - subsidiaries and affiliates	16	—	134	150
Common stocks - unaffiliated	293	—	905	1,198
Derivatives:
Interest rate swaps	—	20,508	—	20,508
Options	114	453	—	567
Currency swaps	—	2,631	—	2,631
Forward contracts	—	412	—	412
Credit default swaps	—	2	—	2
Financial Futures	15	—	—	15
Separate account assets	33,240	14,194	1,817	49,251
Total financial assets carried at fair value	$34,447	$38,312	$3,167	$75,926
Financial liabilities:
Derivatives:
Interest rate swaps	$—	$15,665	$—	$15,665
Options	63	—	—	63
Currency swaps	—	201	—	201
Forward contracts	—	67	—	67
Credit default swaps	—	175	—	175
Financial futures	12	—	—	12
Total financial liabilities carried at fair value	$75	$16,108	$—	$16,183

The Company does not have any financial instruments that were carried at net asset value as a practical expedient.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company's fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2023
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Special revenue	$—	$2	$—	$2
Industrial and miscellaneous	66	107	172	345
Hybrid securities
Preferred stocks	24	—	63	87
Common stocks - subsidiaries and affiliates	253	—	177	430
Common stocks - unaffiliated	666	—	957	1,623
Derivatives:
Interest rate swaps	—	17,287	—	17,287
Options	68	479	—	547
Currency swaps	—	2,831	—	2,831
Forward contracts	—	13	—	13
Financial Futures	56	—	—	56
Separate account assets	35,002	15,677	1,914	52,593
Total financial assets carried at fair value	$36,135	$36,396	$3,283	$75,814

Financial liabilities:
Derivatives:
Interest rate swaps	$—	$11,922	$—	$11,922
Options	35	—	—	35
Currency swaps	—	192	—	192
Forward contracts	—	301	—	301
Credit default swaps	—	153	—	153
Financial futures	29	—	—	29
Total financial liabilities carried at fair value	$64	$12,568	$—	$12,632

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes and the level of market activity may result in a reclassification of certain financial assets or liabilities between fair value hierarchy classifications. Such reclassifications are reported as transfers between levels in the beginning fair value for the reporting period in which the changes occur.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Separate account assets – These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit-related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and SOFR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company's valuation techniques.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company's Level 3 assets carried at fair value:

	Balance as of	Gains (Losses) in Net	Losses (Gains) in					Transfers			Balance as of
	01/01/24	Income	Surplus	Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/24
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$172	$(130)	$9	$7	$3	$—	$(10)	$—	$—	$214	$265
Preferred stocks	63	(9)	8	—	—	—	—	—	—	(16)	46
Common Stocks:
Subsidiaries and affiliates	177	3	3	415	(259)	66	(346)	—	(156)	231	134
Unaffiliated	957	(6)	136	258	221	(12)	(674)	25	—	—	905
Separate account assets	1,914	83	—	21	—	(196)	(5)	—	—	—	1,817
Total financial assets	$3,283	$(59)	$156	$701	$(35)	$(142)	$(1,035)	$25	$(156)	$429	$3,167

	Balance as of	Gains (Losses) in Net	Losses (Gains) in					Transfers			Balance as of
	01/01/23	Income	Surplus	Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/23
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$220	$(4)	$(10)	$36	$1	$(2)	$(13)	$—	$—	$(56)	$172
Preferred stocks	47	—	11	3	—	—	—	—	—	2	63
Common Stocks:
Subsidiaries and affiliates	350	7	(216)	21	20	(47)	—	48	—	(6)	177
Unaffiliated	970	24	(53)	60	26	(29)	(38)	—	—	(3)	957
Separate account assets	1,693	271	—	134	—	(182)	(2)	—	—	—	1,914
Total financial assets	$3,280	$298	$(268)	$254	$47	$(260)	$(53)	$48	$—	$(63)	$3,283

Other transfers include assets that are either no longer carried at fair value or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Industrial and miscellaneous bonds in other contain assets that are now carried at fair value due to ratings changes and assets are no longer carried at fair value where the fair value is now higher than the book value.

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. Common stocks unaffiliated assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs, at the beginning fair value for the reporting period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2024
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. government and agencies	$5,604	$22	$658	$4,968
All other governments	979	6	176	809
States, territories and possessions	157	—	11	146
Political subdivisions	276	5	16	265
Special revenue	3,402	36	117	3,321
Industrial and miscellaneous	139,384	743	9,213	130,914
Hybrid securities	1,019	44	22	1,041
Parent, subsidiaries and affiliates	12,808	29	408	12,429
Total	$163,629	$885	$10,621	$153,893

The December 31, 2024 gross unrealized losses exclude $186 million of losses included in the carrying value. These losses include $183 million from NAIC Class 6 bonds and $3 million from RMBS and CMBS whose ratings were obtained from third-party modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2023
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. government and agencies	$5,060	$70	$385	$4,744
All other governments	1,242	13	163	1,092
States, territories and possessions	231	4	6	229
Political subdivisions	363	7	17	353
Special revenue	4,986	113	125	4,975
Industrial and miscellaneous	122,035	823	8,918	113,940
Hybrid securities	686	18	46	658
Parent, subsidiaries and affiliates	9,830	20	439	9,410
Total	$144,433	$1,068	$10,099	$135,401

The December 31, 2023 gross unrealized losses exclude $127 million of losses included in the carrying value. These losses include $126 million from NAIC Class 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from third-party modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use third-party modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2024		2023
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		(In Millions)
1	Aaa/Aa/A	$95,519	59%	$81,184	56%
2	Baa	60,140	37	53,888	37
3	Ba	3,324	2	3,617	3
4	B	2,227	1	2,842	2
5	Caa and lower	1,862	1	2,512	2
6	In or near default	557	—	390	—
	Total	$163,629	100%	$144,433	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December 31,
	2024				2023
	RMBS		CMBS		RMBS		CMBS
NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total
	(In Millions)
1	$614	86%	$2,162	79%	$246	95%	$2,020	75%
2	91	13	160	6	—	—	237	9
3	4	1	160	6	1	—	155	6
4	1	—	34	1	5	2	143	5
5	1	—	135	5	7	3	63	2
6	—	—	87	3	—	—	72	3
	$711	100%	$2738	100%	$259	100%	$2,690	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the carrying value and fair value of bonds as of December 31, 2024 and 2023 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	2024		2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$5,558	$5,541	$8,289	$7,949
Due after one year through five years	47,307	46,549	32,923	32,288
Due after five years through ten years	38,692	37,385	38,086	36,551
Due after ten years	72,072	64,417	65,135	58,613
Total	$163,629	$153,892	$144,433	$135,401

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Proceeds from sales	$18,349	$11,489	$16,097
Gross realized capital gains from sales	210	102	143
Gross realized capital losses from sales	(451)	(645)	(624)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2024
	Less Than 12 Months			12 Months of Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	(In Millions)
U. S. government and agencies	$1,240	$88	6	$2,440	$570	13
All other governments	61	2	14	622	174	27
States, territories and possessions	19	—	4	109	11	7
Political subdivisions	36	1	4	143	15	9
Special revenue	377	10	39	1,077	107	119
Industrial and miscellaneous	14,133	249	1,117	52,840	9,150	2,215
Hybrid securities	159	3	14	174	20	23
Parent, subsidiaries and affiliates	1,304	10	12	6,865	398	8
Total	$17,329	$363	1,210	$64,270	$10,445	2,421

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2023
	Less Than 12 Months			12 Months of Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	(In Millions)
U. S. government and agencies	$576	$5	6	$2,067	$380	13
All other governments	26	—	5	882	163	32
States, territories and possessions	10	—	3	98	6	8
Political subdivisions	13	—	3	176	17	10
Special revenue	331	8	27	1,260	118	163
Industrial and miscellaneous	5,713	264	585	65,698	8,795	2,907
Hybrid securities	49	1	7	230	45	33
Parent, subsidiaries and affiliates	5,042	316	10	2,429	123	21
Total	$11,760	$594	646	$72,840	$9,647	3,187

As of December 31, 2024 and 2023, management has not deemed these unrealized losses to be other-than-temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2024, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $11,250 million. Securities in an unrealized loss position for less than 12 months had a fair value of $4,249 million and unrealized losses of $42 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $7,001 million and unrealized losses of $887 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2023, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $17,178 million. Securities in an unrealized loss position for less than 12 months had a fair value of $2,151 million and unrealized losses of $48 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $15,027 million and unrealized losses of $1,261 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2024 or 2023 that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $10 million as of December 31, 2024 and 2023.

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue and industrial and miscellaneous bond categories. the Alt-a category includes option adjustable-rate mortgages and the subprime category includes 'scratch and dent' or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2024, RMBS had a total carrying value of $3,882 million and a fair value of $3,904 million of which approximately 2%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $2,246 million and a fair value of $2,268 million. As of December 31, 2023, RMBS had a total carrying value of $3,775 million and a fair value of $3,756 million of which approximately 4%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $1,326 million and a fair value of $1,312 million.

During the years ended December 31, 2024, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2024, total leveraged loans had a carrying value of $3,386 million and a fair value of $3,394 million, of which approximately 45%, based on carrying value, were domestic leveraged loans. As of December 31, 2023, total leveraged loans had a carrying value of $4,708 million and a fair value of $4,690 million, of which approximately 51%, based on carrying value, were domestic leveraged loans.

In 2024, the Company refined its definition of leveraged loans to include commercial loans to high-yield corporations.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower's risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $2,749 million and fair value of $2,449 million as of December 31, 2024 and a carrying value of $2,693 million and fair value of $2,285 million as of December 31, 2023.

b.	5GI Securities

Securities owned by the Company with an NAIC designation of 5GI securities:

	December 31, 2024			December 31, 2023
	Number of 5GI Securities	Carrying Value	Fair Value	Number of 5GI Securities	Carrying Value	Fair Value
	(In Millions)
Investments:
Bonds - amortized cost	242	$1,002	$987	245	$1,458	$1,430
Preferred stock - amortized cost	—	—	—	3	1	9
Preferred stock - fair value	2	1	1	1	—	—
Total	244	$1,003	$988	249	$1,459	$1,439

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2024	2023
	(In Millions)
Carrying value	$1,019	$446
Gross unrealized gains	129	29
Gross unrealized losses	(3)	(5)
Fair value	$1,145	$470

As of December 31, 2024, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $178 million in 12 issuers, $141 million of which was in an unrealized loss position for more than 12 months. As of December 31, 2023, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $267 million in 19 issuers, $265 million of which was in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" the decline in value of these securities was not considered to be other than temporary as of December 31, 2024 or 2023.

As of December 31, 2024 and 2023, the Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $96 million and $201 million, respectively.

d.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life Insurance Company (C.M. Life), which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State Life Insurance Company (MML Bay State), a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2024	2023	2022
	(In Millions)
Total Revenue	$341	$433	$577
Net income	9	48	155
Assets	12,451	12,653	12,870
Liabilities	10,531	10,515	11,090
Shareholder's equity	1,920	2,138	1,780

In 2024, C.M. Life paid $190 million in dividends to MassMutual, and did not pay any dividends to MassMutual in 2023.

MassMutual did not make any contributions to C.M. Life in 2024 and 2023.

MMHLLC, a wholly-owned subsidiary of MassMutual, is the parent of subsidiaries that include Barings LLC (Barings) and deals in markets that include retail and institutional asset management entities and registered broker dealers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The MMHLLC statutory carrying value was $17.2 billion, which included $122 million of nonadmitted asset adjustments as of December 31, 2024 and $17.6 billion as of December 31, 2023, which included $106 million of nonadmitted asset adjustments.

Summarized below is certain U.S. GAAP financial information for MMHLLC:

	As of and for the Years Ended December 31,
	2024	2023	2022
	(In Billions)
Total Revenue	$5.1	$3.4	$3.6
Net income	1.2	0.7	0.6
Assets	27.7	27.2	27.2
Liabilities	9.5	9.1	8.2
Member's equity	18.2	18.1	18.9

MMHLLC paid $785 million in dividends to MassMutual for the year ended December 31, 2024, $630 million of which were declared in 2023, and paid $730 million in dividends to MassMutual for the year ended December 31, 2023, $450 million of which were declared in 2022.

MMHLLC declared an additional $570 million in dividends to MassMutual for the year ended December 31, 2024, which will be paid in 2025.

MassMutual contributed capital of $32 million to MMHLLC for the year ended December 31, 2024, and $235 million for the year ended December 31, 2023.

As of December 31, 2024 and 2023 the Glidepath statutory carrying value was $4.7 billion and $3.6 billion, respectively.

Summarized below is certain U.S. GAAP financial information for Glidepath:

	As of and for the Years Ended December 31,
	2024	2023
	(In Billions)
Total Revenue	$3.0	$0.8
Net income	0.3	0.8
Assets	58.6	53.4
Liabilities	55.0	51.5
Shareholder's equity	3.6	1.9

Summarized below is certain U.S. GAAP financial information for MMIH:

	As of and for the Years Ended December 31,
	2024	2023	2022
	(In Billions)
Total Revenue	$0.5	$0.4	$0.3
Net income	0.1	0.1	0.1
Assets	10.9	10.1	9.3
Liabilities	9.0	8.2	7.6
Member's equity	1.9	1.9	1.7

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably could give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of $1,701 million and $1,905 million as of December 31, 2024 and 2023, respectively, was subject to dividend restrictions imposed by the State of Connecticut.

For further information on related party transactions with subsidiaries and affiliates, see Note 17. "Related party transactions".

e.	Common stocks – unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2024	2023
	(In Millions)
Adjusted cost basis	$783	$1,268
Gross unrealized gains	437	407
Gross unrealized losses	(22)	(52)
Carrying value	$1,198	$1,623

As of December 31, 2024, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $41 million in 22 issuers, $18 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2023, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $308 million in 30 issuers, $289 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" the decline in value of these securities was not considered to be other than temporary as of December 31, 2024 or 2023.

As of December 31, 2024 and 2023 the Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $6 million and $106 million, respectively.

f.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender or a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans some of which are backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2024 and 2023, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2024 or 2023.

The carrying value and fair value of the Company's mortgage loans were as follows:

	December 31, 2024		December 31, 2023
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$16,854	$15,477	$19,162	$17,766
Mezzanine loans	108	98	137	119
Total commercial mortgage loans	16,962	15,575	19,299	17,885
Residential mortgage loans:
FHA insured and VA guaranteed	1,599	1,487	1,833	1,699
Other residential loans	5,131	5,083	2,889	2,750
Total residential mortgage loans	6,730	6,570	4,722	4,449
Total mortgage loans	$23,692	$22,145	$24,021	$22,334

The loan-to-value ratios by property type of the Company's commercial mortgage loans were as follows:

	December 31, 2024
	Less Than 81%	81% to 95%	Above 95%	Total	% of Total
	($ In Millions)

Office	$2,865	$1,319	$1,423	$5,607	33%
Apartments	4,604	409	371	5,384	32
Industrial and other	2,641	24	73	2,738	16
Retail	1,524	145	34	1,703	10
Hotels	1,260	179	90	1,529	9
Total	$12,894	$2,076	$1,991	$16,961	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2023
	Less Than 81%	81% to 95%	Above 95%	Total	% of Total
	($ In Millions)

Office	$4,957	$508	$1,042	$6,507	34%
Apartments	5,064	417	235	5,716	30
Industrial and other	2,765	25	24	2,814	15
Retail	2,276	—	70	2,346	12
Hotels	1,742	82	92	1,916	10
Total	$16,804	$1,032	$1,463	$19,299	100%

For the years ended December 31, 2024 and 2023, the Company’s commercial mortgage loans’ loan-to-value ratios below 81% were 76% and 87%, respectively.

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2024
	AAA/ AA/A	BBB	BB	B	CCC and Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$4,324	$8,145	$2,718	$978	$689	$16,854
Mezzanine loans	—	72	36	—	—	108
Total commercial mortgage loans	4,324	8,217	2,754	978	689	16,962
Residential mortgage loans:
FHA insured and VA guaranteed	1,599	—	—	—	—	1,599
Other residential loans	745	4,365	20	1	—	5,131
Total residential mortgage loans	2,344	4,365	20	1	—	6,730
Total mortgage loans	$6,668	$12,582	$2,774	$979	$689	$23,692

	December 31, 2023
	AAA/ AA/A	BBB	BB	B	CCC and Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$6,014	$9,680	$2,156	$875	$437	$19,162
Mezzanine loans	—	80	57	—	—	137
Total commercial mortgage loans	6,014	9,760	2,213	875	437	19,299
Residential mortgage loans:
FHA insured and VA guaranteed	1,832	—	—	—	—	1,832
Other residential loans	—	2,759	23	108	—	2,889
Total residential mortgage loans	1,832	2,759	23	108	—	4,722
Total mortgage loans	$7,846	$12,519	$2,236	$983	$437	$24,021

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2024 and 2023 the maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 79.75% and 80%, respectively.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2024		December 31, 2023
	Carrying Value	Average Loan-to-Value Ratio	Carrying Value	Average Loan-to-Value Ratio
	($ In Millions)
California	$3,465	83%	$3,904	66%
Texas	1,852	63%	1,812	56%
United Kingdom	1,710	55%	2,110	51%
New York	1,565	81%	1,894	66%
Illinois	1,033	55%	1,444	56%
District of Columbia	875	80%	929	82%
Washington	766	62%	1,018	70%
All other	5,694	76%	6,190	72%
Total commercial mortgage loans	$16,960	73%	$19,301	66%

For the years ended December 31, 2024 and 2023, all other consists of 29 jurisdictions with no individual exposure exceeding $760 million and 30 jurisdictions with no individual exposure exceeding $878 million, respectively.

Interest rates, including fixed and variable, on the Company's portfolio of mortgage loans were:

	Years Ended December 31,
	2024		2023
	Low	High	Low	High
Commercial mortgage loans	2.5%	12.2%	1.8%	12.9%
Residential mortgage loans	2.2%	12.2%	2.2%	11.8%
Mezzanine mortgage loans	5.3%	13.7%	5.3%	14.4%

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2024		2023
	Low	High	Low	High
Commercial mortgage loans	4.3%	11.3%	4.3%	11.0%
Residential mortgage loans	4.1%	11.7%	4.2%	11.8%
Mezzanine mortgage loans	—%	—%	5.5%	8.0%

As of December 31, 2024, the Company had impaired mortgage loans with or without a valuation allowance or mortgage loans derecognized as a result of foreclosure, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction or mortgage loan derecognized as a result of a foreclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents a summary of the Company's impaired mortgage loans as of December 31, 2024 and December 31, 2023:

	December 31, 2024
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$88	$102	$125	$(35)	$4
Total	88	102	125	(35)	4
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$399	$403	$552	$—	$3
Total	399	403	552	—	3

Total impaired commercial mortgage loans	$487	$505	$677	$(35)	$7

	December 31, 2023
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$465	$537	$624	$(157)	$24
Total	465	537	624	(157)	24

Total impaired commercial mortgage loans	$465	$537	$624	$(157)	$24

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2024 or 2023. As of December 31, 2024 and 2023 the carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $724 million and $855 million, respectively.

Allowance for credit losses:

	Years Ended December 31,
	2024	2023
Balance at the beginning of period	$(157)	$—
Additions charged to operations	(94)	(171)
Direct write-downs charged against the allowances	—	1
Recoveries of amounts previously charged off	216	13
Balance at the end of the period	$(35)	$(157)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2024	2023
	(In Millions)

Held for the production of income	$356	$355
Accumulated depreciation	(109)	(94)
Encumbrances	(264)	(285)
Held for the production of income, net	(17)	(24)

Held for sale	76	76
Accumulated depreciation	(74)	(74)
Held for sale, net	2	2

Occupied by the Company	568	566
Accumulated depreciation	(230)	(215)
Occupied by the Company, net	338	351
Total real estate	$323	$329

Depreciation expense on real estate was $30 million for the year ended December 31, 2024, $31 million for the year ended December 31, 2023 and $36 million for the year ended December 31, 2022.

h.	Partnerships and limited liability companies

The carrying value of partnerships and limited liability companies holdings by annual statement category were:

	December 31,
	2024	2023
	(In Millions)
Joint venture interests:
Common stocks - subsidiaries and affiliates	$2,189	$2,001
Common stocks - unaffiliated	3,268	3,462
Real estate	3,497	2,382
Bonds / preferred stock	959	735
Other	1,716	1,718
Mortgage loans	2,563	2,096
Surplus notes	440	385
LIHTCs	115	128
Total	$14,747	$12,907

As of December 31, 2024 and 2023, the Company held 14 affiliated partnerships and limited liability companies in a loss position with accumulated losses of $57 million and 13 affiliated partnerships and limited liability companies in a loss position with accumulated losses of $63 million, respectively.

The Company’s unexpired tax credits expire within a range of less than 1 year to 12 years.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2024 and 2023, the Company recorded tax credits on these investments of $57 million and $55 million, respectively. The minimum holding period required for the Company’s LIHTC investments extends from 1 year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 4.2% for future benefits of two years to 4.6% for future benefits of ten or more years, and compares the result to its current carry value. The Company recorded no impairments for the year ended December 31, 2024 and $14 million impairments to LIHTC investments for the year ended December 31, 2023.

i.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create replicated synthetic investments. These replicated synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Replicated synthetic investments are created either to hedge and reduce the Company's credit exposure or to create an investment in a particular asset. The Company held replicated synthetic investments with a notional amount of $33,462 million as of December 31, 2024 and $31,687 million as of December 31, 2023, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 45 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company utilizes certain other agreements including forward contracts and financial futures. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged to the counterparties was $441 million as of December 31, 2024, and net collateral pledged by the counterparties was $421 million as of December 31, 2023. In the event of default, the full market value exposure at risk, net of offsets and collateral, was $160 million and $269 million as of December 31, 2024 and 2023, respectively. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $5,170 million and $5,003 million as of December 31, 2024 and 2023, respectively.

As of December 31, 2024, the company had the right to rehypothecate or repledge securities totaling $1,489 million, pledged by the counterparties, of the $441 million of the net collateral pledged to counterparties. As of December 31, 2023, the company had the right to rehypothecate or repledge securities totaling $1,444 million, pledged by the counterparties, of the $421 million of the net collateral pledged to counterparties. There were no securities rehypothecated to other counterparties as of December 31, 2024 or December 31, 2023.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2024				December 31, 2023
	Assets		Liabilities		Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$20,513	$173,481	$15,665	$164,073	$17,292	$177,596	$11,922	$128,949
Options	567	11,002	63	242	547	11,727	35	248
Currency swaps	2,711	31,042	792	15,461	2,831	28,593	1,294	14,672
Forward contracts	412	12,503	67	5,519	13	993	301	9,162
Credit default swaps	2	162	175	7,903	1	81	153	7,902
Financial futures	15	567	12	506	56	674	29	257
Total	$24,220	$228,757	$16,774	$193,704	$20,740	$219,664	$13,734	$161,190

The average fair value of outstanding derivative assets was $22,544 and $22,228 million for the years ended December 31, 2024 and 2023, respectively. The average fair value of outstanding derivative liabilities was $15,554 and $14,607 million for the years ended December 31, 2024 and 2023, respectively.

The following summarizes the notional amounts of the Company's credit default swaps by contractual maturity:

	December 31,
	2024	2023
	(In Millions)
Due after one year through five years	$8,065	$7,983
Total	$8,065	$7,983

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2024	2023
	(In Millions)
Open interest rate swaps in a fixed pay position	$147,691	$130,853
Open interest rate swaps in a fixed receive position	186,865	170,817
Other interest related swaps	2,998	4,875
Total interest rate swaps	$337,554	$306,545

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized (losses) gains on closed contracts and change in net unrealized (losses) gains related to market fluctuations on open contracts by derivative type:

	Years Ended December 31,
	2024		2023		2022
	Net Realized (Losses) Gains on Closed Contracts	Change in Net Unrealized (Losses) Gains on Open Contracts	Net Realized (Losses) Gains on Closed Contracts	Change in Net Unrealized (Losses) Gains on Open Contracts	Net Realized (Losses) Gains on Closed Contracts	Change in Net Unrealized (Losses) Gains on Open Contracts
	(In Millions)
Interest rate swaps	$(294)	$(521)	$(267)	$118	$(717)	$846
Currency swaps	122	(204)	101	(309)	69	2,204
Options	(31)	7	31	(96)	(6)	385
Credit default swaps	(69)	43	(39)	(24)	2	(17)
Forward contracts	(17)	633	(62)	(66)	853	(222)
Financial futures	(55)	(24)	(107)	9	(902)	(15)
Total	$(344)	$(66)	$(343)	$(368)	$(702)	$3,181

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2024			December 31, 2023
	Derivative Assets	Derivative Liabilities	Net	Derivative Assets	Derivative Liabilities	Net
	(In Millions)
Gross	$24,220	$16,774	$7,446	$20,740	$13,734	$7,006
Due and accrued	1,421	2,515	(1,094)	1,371	2,387	(1,016)
Gross amounts offset	(22,311)	(22,311)	—	(19,063)	(19,063)	—
Net asset	3,330	(3,022)	6,352	3,048	(2,943)	5,990
Collateral posted	(3,366)	(3,807)	441	(3,438)	(3,017)	(421)
Net	$(36)	$(6,829)	$6,793	$(390)	$(5,959)	$5,569

j.	Repurchase agreements

The Company has entered into repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value, which is at cost, reported in the Company’s liabilities as repurchase agreements approximates the fair value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table provides contractual maturity, maximum balance during the year, and ending balance for bilateral repurchase agreements:

	December 31,
	2024		2023
	Maximum Balance	Ending Balance	Maximum Balance	Ending Balance
	(In Millions)
2 Days to 1 Week	$425	$—	$—	$—
From 1 Week to 1 Month	1,359	—	596	—
Greater than 1 Month to 3 Months	5,437	2,778	3,247	2,136
Greater than 3 Months to 1 Year	630	630	1,088	1,085
Total	$7,851	$3,408	$4,931	$3,221

The company did not have any repurchase agreements where securities sold and/or acquired resulted in default as of December 31, 2024 and 2023.

The following table presents the fair value and amortized cost of securities sold under bilateral repurchase agreement transactions, which were all NAIC rating of 1, for the years ended December 31, 2024 and 2023:

	Maximum Balance	Ending Balance
	(In Millions)
March 31, 2024
Fair Value	$4,473	$3,466
Carrying Value	$—	$3,466
June 30, 2024
Fair Value	$3,532	$3,449
Carrying Value	$—	$3,799
September 30, 2024
Fair Value	$3,710	$3,671
Carrying Value	$—	$3,816
December 31, 2024
Fair Value	$3,650	$3,420
Carrying Value	$—	$3,824

March 31, 2023
Fair Value	$3,054	$3,019
Carrying Value	$—	$3,019
June 30, 2023
Fair Value	$3,615	$2,910
Carrying Value	$—	$2,910
September 30, 2023
Fair Value	$3,563	$3,563
Carrying Value	$—	$3,563
December 31, 2023
Fair Value	$3,563	$3,221
Carrying Value	$—	$3,221

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table presents the cash collateral and the fair value of security collateral, which were all NAIC rating of 1, received in the bilateral repurchase agreement transactions for the years ended December 31, 2024 and 2023:

	Maximum Balance		Ending Balance
	Cash	Securities	Cash	Securities
	(In Millions)
March 31, 2024	$96	$3,530	$16	$3,487
June 30, 2024	$3,741	$14	$3,431	$—
September 30, 2024	$5,658	$13	$3,622	$—
December 31, 2024	$5,897	$1	$3,357	$1

March 31, 2023	$130	$3,066	$19	$3,022
June 30, 2023	$89	$3,031	$4	$2,918
September 30, 2023	$110	$3,247	$110	$2,717
December 31, 2023	$137	$3,230	$1	$3,230

The following table presents collateral received, aggregate allocation of the collateral by the remaining contractual maturity of the repurchase agreements for the years ended December 31, 2024 and 2023:

	Overnight and Continuous	30 Days or Less	31 to 90 Days	> 90days
	(In Millions)
Maximum Balance
March 31, 2024	$—	$—	$1,626	$1,880
June 30, 2024	$—	$14	$1,551	$1,927
September 30, 2024	$—	$789	$2,164	$213
December 31, 2024	$—	$223	$3,031	$485

March 31, 2023	$—	$259	$2,787	$—
June 30, 2023	$—	$92	$2,925	$—
September 30, 2023	$—	$—	$3,086	$—
December 31, 2023	$—	$134	$2,716	$250

Ending Balance
March 31, 2024	$—	$—	$1,626	$1,880
June 30, 2024	$—	$14	$1,551	$1,927
September 30, 2024	$—	$789	$2,164	$213
December 31, 2024	$—	$223	$3,031	$485

March 31, 2023	$—	$259	$2,787	$—
June 30, 2023	$—	$92	$2,925	$—
September 30, 2023	$—	$—	$3,086	$—
December 31, 2023	$—	$134	$2,716	$250

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table presents cash collateral received that has been reinvested, the total reinvested cash and the aggregate amortized cost and fair value of the invest asset acquired with the cash collateral for the years ended December 31, 2024 and 2023:

	1 to 2 Years		2 to 3 Years		> 3 Years
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Maximum Balance
March 31, 2024	$—	$—	$—	$—	$—	$—
June 30, 2024	$—	$—	$1,125	$1,139	$2,674	$2,310
September 30, 2024	$—	$—	$1,142	$1,183	$2,674	$2,467
December 31, 2024	$—	$—	$1,149	$1,170	$2,256	$1,881

March 31, 2023	$—	$—	$—	$—	$—	$—
June 30, 2023	$—	$—	$—	$—	$—	$—
September 30, 2023	$—	$—	$—	$—	$—	$—
December 31, 2023	$—	$—	$—	$—	$—	$—

	1 to 2 Years		2 to 3 Years		> 3 Years
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Ending Balance
March 31, 2024	$—	$—	$—	$—	$—	$—
June 30, 2024	$—	$—	$1,125	$1,139	$2,674	$2,310
September 30, 2024	$—	$—	$1,142	$1,183	$2,674	$2,467
December 31, 2024	$—	$—	$1,149	$1,170	$2,256	$1,881

March 31, 2023	$—	$—	$—	$—	$—	$—
June 30, 2023	$—	$—	$—	$—	$—	$—
September 30, 2023	$—	$—	$—	$—	$—	$—
December 31, 2023	$—	$—	$—	$—	$—	$—

To help manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company invests in highly liquid assets.

The following table presents liability recognized to return cash collateral, and the liability recognized to return securities received as collateral as required pursuant to the terms of the secured borrowing transactions for the years ended December 31, 2024 and 2023:

	Maximum Balance		Ending Balance
	Cash	Securities	Cash	Securities
	(In Millions)
March 31, 2024	$96	$3,530	$16	$3,487
June 30, 2024	$3,741	$14	$3,431	$—
September 30, 2024	$5,658	$13	$3,622	$—
December 31, 2024	$5,897	$1	$3,357	$1

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Maximum Balance		Ending Balance
	Cash	Securities	Cash	Securities
	(In Millions)
March 31, 2023	$130	$3,066	$19	$3,022
June 30, 2023	$89	$3,031	$4	$2,918
September 30, 2023	$110	$3,247	$110	$2,717
December 31, 2023	$137	$3,230	$1	$3,230

The company did not have any reverse repurchase transactions accounted for as secured borrowings as of December 31, 2024 and 2023.

The Company did not have any repurchase agreements or reverse repurchase agreements transactions accounted for as a sale as of December 31, 2024 and 2023.

k.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended
	December 31,
	2024	2023	2022
	(In Millions)
Bonds	$8,415	$7,275	$5,215
Preferred stocks	24	27	22
Common stocks - subsidiaries and affiliates	919	1,115	878
Common stocks - unaffiliated	125	111	102
Mortgage loans	1,145	1,102	1,118
Policy loans	1,062	1,058	1,141
Real estate	80	70	79
Partnerships and limited liability companies	965	957	1,014
Derivatives	(455)	(84)	464
Cash, cash equivalents and short-term investments	345	363	80
Other	264	184	35
Subtotal investment income	12,889	12,178	10,148
Amortization of the IMR	(127)	(51)	(50)
Net gains from separate accounts	3	3	—
Investment expenses	(1,104)	(1,087)	(796)
Net investment income	$11,661	$11,043	$9,302

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

l.	Net realized capital (losses) gains

Net realized capital (losses) gains, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Bonds	$(501)	$(720)	$(889)
Preferred stocks	16	—	(6)
Common stocks - subsidiaries and affiliates	62	24	(13)
Common stocks - unaffiliated	(44)	15	64
Mortgage loans	(331)	(73)	(41)
Real estate	—	3	127
Partnerships and limited liability companies	(71)	(314)	(355)
Derivatives	(345)	(344)	(701)
Other	12	(7)	(74)
Net realized capital losses before federal and state taxes and deferral to the IMR	(1,202)	(1,416)	(1,888)
Net federal and state tax (expense) benefit	(28)	281	94
Net realized capital losses before deferral to the IMR	(1,230)	(1,135)	(1,794)
Net after tax capital losses deferred to the IMR	429	645	2,120
Net realized capital (losses) gains	$(801)	$(490)	$326

OTTI, included in the net realized capital (losses) gains, consisted of the following:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Bonds	$(260)	$(178)	$(416)
Common stocks - subsidiaries and affiliates	(3)	(1)	—
Common stocks - unaffiliated	(18)	—	(2)
Preferred stock	(9)	—	(6)
Mortgage loans	(216)	(13)	(4)
Partnerships and limited liability companies	(128)	(353)	(183)
Total OTTI	$(634)	$(545)	$(611)

The Company recognized OTTI of $17 million and $15 million for the years ended December 31, 2024 and 2023, respectively, on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

The Company utilized internally-developed models to determine less than 1% of the $260 million of bond OTTI for the year ended December 31, 2024, less than 1% of the $178 million of bond OTTI for the year ended December 31, 2023 and less than 1% of the $416 million of bond OTTI for the year ended December 31, 2022. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2dd. "Net realized capital (losses) gains including other-than-temporary impairments and unrealized capital gains (losses)" for more information on assumptions and inputs used in the Company’s OTTI models.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

m.	Restricted assets

Admitted restricted assets by category:

	December 31, 2024
	Gross (Admitted and Non-admitted) Restricted						Percentage
Restricted Asset Category	Total General Account	Total Separate Account Restricted Assets	Total	Total From Prior Year	Increase (Decrease)	Total Admitted Restricted	Gross Admitted and Non- admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	(In Millions)
Subject to repurchase agreements	$3,419	$—	$3,419	$3,230	$189	$3,419	0.99%	0.99%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	102	—	102	208	(106)	102	0.03%	0.03%
FHLB capital stock	99	—	99	99	—	99	0.03%	0.03%
On deposit with states	10	—	10	10	—	10	—%	—%
Pledged collateral to FHLB (including assets backing funding agreements)	3,530	—	3,530	2,886	644	3,530	1.02%	1.02%
Pledged as collateral not captured in other categories	5,448	—	5,448	4,490	958	5,448	1.57%	1.58%
Total restricted assets	$12,608	$—	$12,608	$10,923	$1,685	$12,608	3.64%	3.65%

	December 31, 2023
	Gross (Admitted and Non-admitted) Restricted						Percentage
Restricted Asset Category	Total General Account	Total Separate Account Restricted Assets	Total	Total From Prior Year	Increase (Decrease)	Total Admitted Restricted	Gross Admitted and Non- admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	(In Millions)
Subject to repurchase agreements	$3,230	$—	$3,230	$3,042	$188	$3,230	0.99%	0.99%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	208	—	208	358	(150)	208	0.06%	0.06%
FHLB capital stock	99	—	99	99	—	99	0.03%	0.03%
On deposit with states	10	—	10	10	—	10	—%	—%
Pledged collateral to FHLB (including assets backing funding agreements)	2,886	—	2,886	2,477	409	2,886	0.89%	0.89%
Pledged as collateral not captured in other categories	4,490	—	4,490	3,280	1,210	4,490	1.38%	1.38%
Total restricted assets	$10,923	$—	$10,923	$9,266	$1,657	$10,923	3.35%	3.35%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Federal income taxes

On August 16th, 2022, the Inflation Reduction Act (IRA) was signed into law and includes certain corporate income tax provisions. Potential impacts to the Company include the imposition of a corporate alternative minimum tax (CAMT). The CAMT imposes a 15% minimum tax on adjusted financial statement income on applicable corporations that have an average adjusted financial statement income over $1 billion in the prior three-year period. The United States Treasury Department and the Internal Revenue Service released proposed regulations on September 12, 2024. As of the reporting date, the Company is not an applicable corporation and therefore not liable for CAMT in 2024.

The Company provides for DTAs in accordance with statutory accounting practices. All of the companies included in these Consolidated Statutory Financial Statements have met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred liabilities (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2024
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$3,954	$761	$4,715
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	3,954	761	4,715
DTAs nonadmitted	(238)	—	(238)
Subtotal net admitted DTA	3,716	761	4,477
Total gross DTLs	(1,862)	(758)	(2,620)
Net admitted DTA(L)	$1,854	$3	$1,857

	December 31, 2023
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$3,943	$740	$4,683
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	3,943	740	4,683
DTAs nonadmitted	(82)	—	(82)
Subtotal net admitted DTA	3,861	740	4,601
Total gross DTLs	(2,009)	(932)	(2,941)
Net admitted DTA(L)	$1,852	$(192)	$1,660

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$11	$21	$32
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	11	21	32
DTAs nonadmitted	(156)	—	(156)
Subtotal net admitted DTA	(145)	21	(124)
Total gross DTLs	147	174	321
Net admitted DTA(L)	$2	$195	$197

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2024
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$29	$29
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	1,774	54	1,828
2. Adjusted gross DTA allowed per limitation threshold	3,849	54	3,903
Lesser of line 1 or 2	1,774	54	1,828
Adjusted gross DTAs offset by existing DTLs	1,942	678	2,620
Total admitted DTA realized within 3 years	$3,716	$761	$4,477

	December 31, 2023
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$90	$90
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	1,570	—	1,570
2. Adjusted gross DTA allowed per limitation threshold	4,081	—	4,081
Lesser of line 1 or 2	1,570	—	1,570
Adjusted gross DTAs offset by existing DTLs	2,291	650	2,941
Total admitted DTA realized within 3 years	$3,861	$740	$4,601

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$(61)	$(61)
Remaining adjusted gross DTAs expected to be realized within 3 years:
1. Adjusted gross DTA to be realized	204	54	258
2. Adjusted gross DTA allowed per limitation threshold	(232)	54	(178)
Lesser of line 1 or 2	204	54	258
Adjusted gross DTAs offset by existing DTLs	(349)	28	(321)
Total admitted DTA realized within 3 years	$(145)	$21	$(124)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company's total realization threshold limitations are as follows:

	Years Ended December 31,
	2024	2023
	(In Millions)
Ratio percentage used to determine recovery period and threshold limitation	883%	850%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$26,020	$27,207

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning is as follows:

	December 31, 2024
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	72%	100%	72%

	December 31, 2023
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	79%	—%	79%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	(7)%	100%	(7)%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$(293)	$111	$(92)
Foreign income tax expense on operating earnings	—	5	28
Total federal and foreign income tax expense (benefit) on operating earnings	(293)	116	(64)
Federal income tax expense (benefit) on net realized capital gains	26	(268)	(106)
Total federal and foreign income tax expense (benefit)	$(267)	$(152)	$(170)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2024	2023	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$1,939	$1,779	$160
Policy acquisition costs	1,008	931	77
Nonadmitted assets	327	320	7
Policyholders' dividends	266	234	32
Pension and compensation related items	95	73	22
Investment items	244	207	37
Expense items	61	66	(5)
Other	14	333	(319)
Total ordinary DTAs	3,954	3,943	11
Nonadmitted DTAs	238	82	156
Admitted ordinary DTAs	3,716	3,861	(145)

Capital
Unrealized investment losses	409	434	(25)
Expense items	19	18	1
Investment items	333	288	45
Total capital DTAs	761	740	21
Nonadmitted DTAs	—	—	—
Admitted capital DTAs	761	740	21

Admitted DTAs	4,477	4,601	(124)

DTLs:
Ordinary
Reserve items	74	143	(69)
Unrealized investment gains	1,019	1,128	(109)
Deferred and uncollected premium	315	309	6
Pension items	65	64	1
Other	389	365	24
Total ordinary DTLs	1,862	2,009	(147)

Capital
Unrealized investment gains	756	808	(52)
Investment items	2	124	(122)
Total capital DTLs	758	932	(174)

Total DTLs	2,620	2,941	(321)

Net admitted DTA	$1,857	$1,660	$197

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Net DTA(L)	$353	$512	$520
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	(112)	(38)	105
Tax-effect of changes from investment transfers	3	(12)	37
Change in net deferred income taxes	$244	$462	$662

As of December 31, 2024, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has $9 million in tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Provision computed at federal statutory rate of 21%	$(157)	$(175)	$(325)
Investment items	(248)	(248)	(188)
Nonadmitted assets	(7)	(15)	(10)
Tax credits	(69)	(222)	(293)
Expense items	(72)	(4)	19
Foreign governmental income taxes	1	5	28
Other	41	45	(63)
Total statutory income tax benefit	$(511)	$(614)	$(832)

Federal and foreign income tax benefit	$(267)	$(152)	$(170)
Change in net deferred income taxes	(244)	(462)	(662)
Total statutory income tax benefit	$(511)	$(614)	$(832)

The Company received refunds in the amount of $82 million in 2024, $58 million in 2023 and $5 million in 2022.

The total income taxes available in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $0 million related to 2024, $0 million related to 2023 and $29 million related to 2022.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. MassMutual and its eligible U.S. subsidiaries also file income tax returns in various states and foreign jurisdictions. MassMutual and its eligible U.S. subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Tax Agreement). The Tax Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Tax Agreement provides MassMutual with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Tax Agreement provides MassMutual with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes. In accordance with the Tax Agreement, future CAMT is outside of the scope of the general tax allocation method and, consequently any future CAMT liability shall be allocated solely to MassMutual.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2024	$229
Gross change related to positions taken in prior years	—
Gross change related to settlements	—
Gross change related to positions taken in current year	2
Gross change related to lapse of statutes of limitations	—
Balance, December 31, 2024	$231

Included in the liability for unrecognized tax benefits as of December 31, 2024, are $217 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2024 includes $9 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $6 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $38 million as of December 31, 2024 and $32 million as of December 31, 2023. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The IRS has completed its examination of MassMutual and its subsidiaries for the year 2016 and prior. The IRS completed the examination of the 2017-2018 tax years and is at Appeals for 3 issues. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2024 and 2023, the Company did not recognize any protective deposits as admitted assets.

7.	Other than invested assets

a.	Admitted negative (disallowed) IMR

As of December 31, 2024, the Company had $1,424 million of disallowed IMR in aggregate and in the general account.

As of December 31, 2024, the calculated adjusted general capital and surplus was $24,278 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2024, the percentage of adjusted general capital and surplus for which the admitted disallowed IMR represents was 6%.

The following represents allocated gains (losses) to IMR from derivatives:

December 31, 2024
(In Millions)
Unamortized fair value derivative gain	$2,839
Unamortized fair value derivative losses	(4,044)
Total allocated net losses to IMR from derivatives	$(1,205)

When the Company sells bonds and recognizes losses due to interest-rate related factors, and the realized losses are transferred to the IMR, the sales proceeds are generally used for reinvestment as governed by prudent asset liability management (ALM) policies and procedures. Such sales of bonds are intermittently used to meet liquidity needs and managed within the ALM framework.

IMR losses for fixed income related derivatives were in accordance with documented risk management procedures, as well as the Company’s derivative use plans, and reflect the same historical treatment of derivative gains reversed to IMR and amortized rather than immediately recognized as realized gain upon termination.

As of the period ended December 31, 2024, the IMR asset admitted under the currently adopted statutory accounting interpretation includes approximately $127 million, net of tax, related to various Funds Withheld (FWH) reinsurance treaties. Included in the FWH assets are reimbursements of capital losses on the invested assets to back the ceded reinsurance liabilities and are recorded as an adjustment to the income statement. Both the IMR and FWH assets are admitted under statutory accounting guidance.

b.	Corporate-owned life insurance

MassMutual holds corporate-owned life insurance issued by unaffiliated third-party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. MassMutual pays all premiums and is the owner and beneficiary of these policies. MassMutual had recorded cash surrender values of these policies of $3,023 million and $2,825 million as of December 31, 2024 and 2023, respectively.

The cash surrender value is allocated by the following investment categories:

	December 31,
	2024	2023
Other invested assets	50%	45%
Bonds	27	28
Stocks	18	17
Cash and short-term investments	5	7
Real estate	—	3
	100%	100%

c.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2024		2023
	Gross	Net	Gross	Net
	(In Millions)
Ordinary new business	$146	$78	$154	$88
Ordinary renewal	1,317	1,256	1,258	1,220
Group life	10	10	10	10
Total	$1,473	$1,344	$1,422	$1,318

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $63,447 million and $57,978 million as of December 31, 2024 and 2023, respectively.

8.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $999 billion and $953 billion as of December 31, 2024 and 2023, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2024				2023
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Individual life	$85,406	2.5%	-	6.0%	$80,071	2.5%	-	6.0%
Group annuities	20,721	1.0%	-	11.8%	19,737	1.0%	-	11.8%
Individual universal and variable life	24,871	3.5%	-	6.0%	25,346	3.5%	-	6.0%
Individual annuities	38,878	1.0%	-	11.8%	34,055	1.0%	-	11.8%
Group life	4,656	3.0%	-	4.0%	4,178	3.0%	-	4.0%
Disabled life claim reserves	1,836	3.0%	-	6.0%	1,856	3.0%	-	6.0%
Disability active life reserves	1,364	3.0%	-	6.0%	1,504	3.0%	-	6.0%
Other	526	2.5%	-	6.0%	503	2.5%	-	6.0%
Total	$178,258				$167,250

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, group universal life and group variable universal life products. Individual annuities include individual annuity contracts, supplementary contracts involving life contingencies and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and LTC contracts and cover the future payments of known claims. Disability active life reserves include disability income and LTC contracts issued. Other is comprised of disability life and accidental death insurance.

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2024				2023
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
GICs:
Note programs	$13,986	1.2%	-	9.0%	$12,376	0.6%	-	5.6%
Federal Home Loan Bank of Boston	2,111	0.8%	-	3.4%	2,111	0.8%	-	3.4%
Municipal contracts	1,858	0.0%	-	9.0%	1,720	0.0%	-	7.2%
Supplementary contracts	2,825	1.0%	-	5.3%	2,978	1.0%	-	6.0%
Dividend accumulations	427	3.5%	-	3.8%	439	3.0%	-	3.5%
Other deposits	21	5.0%	-	6.5%	21	4.0%	-	8.0%
Total	$21,228				$19,645

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Note program

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note program, MassMutual creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from MassMutual. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes are currently issued from MassMutual’s $16.0 billion Global Medium-Term Note Program.

Federal Home Loan Bank of Boston

MassMutual has funding agreements with Federal Home Loan Bank (FHLB) of Boston in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $1,972 million as of December 31, 2024. MassMutual’s borrowing capacity with FHLB of Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by MassMutual’s internal limit. MassMutual’s unused capacity was $1,303 million as of December 31, 2024. As a member of FHLB of Boston, MassMutual held common stock of FHLB of Boston with a statement value of $92 million and $92 million as of December 31, 2024 and 2023, respectively.

Collateral pledged to FHLB:

	December 31, 2024			December 31, 2023
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
	(In Millions)
Total collateral pledged	$5,071	$3,414	$2,111	$4,060	$2,944	$2,111

Maximum amount pledged	$5,473	$3,925	$2,111	$4,060	$2,994	$2,111

Municipal contracts

Municipal guaranteed investment contracts (municipal contracts) include contracts that contain terms with above market crediting rates. Liabilities for these contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The collateral was $153 million and $216 million as of December 31, 2024 and 2023, respectively. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 9. "Reinsurance". These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2024, the Company’s GICs by expected maturity year were as follows (in millions):

2025	$2,729
2026	3,359
2027	3,904
2028	1,670
2029	1,937
Thereafter	4,357
Total	$17,956

Most GICs only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and LTC policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the changes in disabled life and LTC unpaid claims and claim expense reserves:

	December 31,
	2024	2023
	(In Millions)

Claim reserves, beginning of year	$2,542	$2,232
Less: Reinsurance recoverables	651	367
Net claim reserves, beginning of year	1,891	1,865
Claims paid related to:
Current year	(14)	(14)
Prior years	(343)	(333)
Total claims paid	(357)	(347)
Incurred related to:
Current year's incurred	326	375
Current year's interest	8	9
Prior year's incurred	(69)	(79)
Prior year's interest	67	68
Total incurred	332	373

Adjustments through surplus	—	—

Net claim reserves, end of year	1,866	1,891
Reinsurance recoverables	742	651
Claim reserves, end of year	$2,608	$2,542

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $69 million decrease in the prior years’ incurred claims for 2024 and the $79 million decrease in the prior years’ incurred claims for 2023 were generally the result of differences between actual termination experience and statutorily prescribed termination tables. In 2024, claim experience included normal claim volume with higher terminations, resulting in a reduction to the incurred reserve from favorable experience, while 2023 claims incurred was due to maturing LTC business partially offset by a corresponding increase in reinsurance recoverable.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2024	2023
	(In Millions)

Disabled life claim reserves	$1,836	$1,856
Accrued claim liabilities	30	33
Net claim reserves, end of year	$1,866	$1,889

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such GMDB, GMIB, GMAB and GLWB. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company approved asset allocation strategy. Election of these benefit guarantees is generally only available at contract issue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following shows the changes in the liabilities for GMDB, GMIB, GMAB and GLWB (in millions):

Liability as of January 1, 2023	$55
Incurred guarantee benefits	2
Paid guarantee benefits	(8)
Liability as of December 31, 2023	49
Incurred guarantee benefits	20
Paid guarantee benefits	(8)
Liability as of December 31, 2024	$61

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDB, GMIB, GMAB and GLWB classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2024			December 31, 2023
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$8,161	$80	68	$8,572	$25	66
GMIB Basic	412	3	73	449	7	73
GMIB Plus	1,200	429	69	1,240	448	69
GMAB	1,089	4	64	1,400	20	63
GLWB	82	13	76	94	15	75

As of December 31, 2024, the GMDB account value above consists of $819 million within the general account and $7,342 million within separate accounts that includes $3,807 million of Modco assumed. As of December 31, 2023, the GMDB account value above consists of $1,135 million within the general account and $7,437 million within separate accounts that includes $3,712 million of Modco assumed.

Account values of variable annuity contracts with GMDB, GMIB, GMAB and GLWB are summarized below:

	December 31, 2024			December 31, 2023
	Separate Account	General Account	Total	Separate Account	General Account	Total
	(In Millions)
GMDB	$7,342	$819	$8,161	$7,437	$1,135	$8,572
GMIB Basic	403	9	412	434	15	449
GMIB Plus	1,200	—	1,200	1,240	—	1,240
GMAB	1,061	28	1,089	1,368	32	1,400
GLWB	82	—	82	94	—	94

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDB or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2024	2023
	(In Millions)
Beginning balance	$5,486	$5,154
Net liability increase (decrease)	312	332
Ending balance	$5,798	$5,486

9.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and LTC business. The amounts reinsured are on a yearly renewable term, coinsurance funds withheld, coinsurance or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $35 million.

Refer to Note 17. "Related party transactions" for information about the Company’s affiliated assumed reinsurance transactions.

There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Direct premium	$34,221	$34,223	$35,530
Premium assumed	1,049	977	1,013
Premium ceded	(14,072)	(9,711)	(13,019)
Total net premium	$21,198	$25,490	$23,524

Ceded reinsurance recoveries	$1,925	$1,842	$1,540

Assumed losses	$524	$425	$330

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2024	2023
	(In Millions)
Reinsurance reserves
Assumed	$5,832	$6,476
Ceded	(54,419)	(47,326)

Ceded amounts recoverable	$322	$324

Benefits payable on assumed business	$62	$65

Funds held under coinsurance
Ceded	$29,625	$22,520

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2024, include $9,206 million associated with life insurance policies, $6,916 million for LTC, $19,985 million for annuity, $13 million for disability and $5 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2023 include $9,219 million associated with life insurance policies, $6,497 million for LTC, $22,659 million for annuity, $14 million for disability and $6 million for group life and health.

LTC policyholders' deficiency reserves were as follows:

	December 31, 2024
	Direct	Ceded	Net
	(In Millions)
LTC premium deficiency reserves, beginning of year	$3,800	$(3,615)	$185
Assumption changes	(435)	470	35
LTC premium deficiency reserves, end of year	$3,365	$(3,145)	$220

For the year ended December 31, 2024, the Company decreased its gross LTC policyholders’ premium deficiency reserve by $435 million primarily through a combination of various assumption changes to reflect the risk inherent in the cash flows of this business. The majority of the risk is ceded to unaffiliated reinsurers resulting in the ceded policyholders’ premium deficiency reserves decreasing by $470 million. The total net impact of the change is $35 million, which was recorded as an increase to policyholders’ liabilities on the Statutory Statements of Financial Position and an increase to change in policyholders’ reserves on the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2023
	Direct	Ceded	Net
	(In Millions)
LTC premium deficiency reserves, beginning of year	$4,390	$(3,910)	$480
Assumption changes	(590)	295	(295)
LTC premium deficiency reserves, end of year	$3,800	$(3,615)	$185

For the year ended December 31, 2023, the Company decreased its gross LTC policyholders’ premium deficiency reserve by $590 million primarily through a combination of various assumption changes to reflect the risk inherent in the cash flows of this business. The majority of the risk is ceded to unaffiliated reinsurers resulting in the ceded policyholders’ premium deficiency reserves decreasing by $295 million. The total net impact of the change is $295 million, which was recorded as an increase to policyholders’ liabilities on the Statutory Statements of Financial Position and an increase to change in policyholders’ reserves on the Statutory Statements of Operations.

As of December 31, 2024, one reinsurer accounted for 26% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 24%. The Company continues to monitor its morbidity risk ceded to one reinsurer for its LTC business, in which 79% of the reserves are held in trust.

On July 5, 2023, the Company recaptured approximately $16 million of statutory reserves reinsured on a yearly renewable term (YRT) basis for certain closed blocks of LTC business and reinsured on a coinsurance basis a portion of this product resulting in ceding $692 million statutory reserves to a different reinsurer. The recapture settlement of $17 million relieved the reinsurer of all obligations under the YRT agreement and resulted in an offset to premiums and disability benefits. As part of the coinsurance transaction, the Company transferred $657 million of premium to the reinsurer.

On October 25, 2024, the Company executed a certain coinsurance treaty amendment to increase quota share reinsurance of certain closed long-term care business by 25%. The Company transferred $357 million of premium to the reinsurer in exchange for ceding $325 million in statutory reserves.

The Company holds invested assets associated with FWH that are managed externally, as of December 31, 2024 and 2023, these assets, at carry value, included:

	December 31,
	2024	2023
	(In Millions)
Bonds	$21,471	$15,215
Preferred stocks	51	79
Mortgage loans	1,556	1,043
Partnerships and LLCs	190	51
Cash, cash equivalents and short-term investments	776	946
Total	$24,044	$17,334

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2024 are illustrated below:

Individual annuities

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$2,332	$—	$—	$2,332	4%
At book value less current surrender charge of 5% or more	41,338	—	—	41,338	63%
At fair value	—	—	7,806	7,806	12%
Total with market value adjustment or at fair value	43,670	—	7,806	51,476	79%
At book value without adjustment (minimal or no charge or adjustment)	4,375	—	—	4,375	7%
Not subject to discretionary withdrawal	9,288	—	—	9,288	14%
Total	57,333	—	7,806	65,139	100%
Reinsurance ceded	18,515	—	—	18,515
Total, net of reinsurance	$38,818	$—	$7,806	$46,624

Amount included in book value moving to at book value without adjustment after statement date	2,058	—	—	2,058

Group annuities

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$11,608	$—	$—	$11,608	17%
At fair value	—	9,403	18,973	28,376	43%
Total with market value adjustment or at fair value	11,608	9,403	18,973	39,984	60%
At book value without adjustment (minimal or no charge or adjustment)	279	318	—	597	1%
Not subject to discretionary withdrawal	26,189	—	—	26,189	39%
Total	38,076	9,721	18,973	66,770	100%
Reinsurance ceded	17,380	—	—	17,380
Total, net of reinsurance	$20,696	$9,721	$18,973	$49,390

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Deposit-type contracts

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$2,166	$—	$—	$2,166	7%
At fair value	—	—	8,935	8,935	27%
Total with market value adjustment or at fair value	2,166	—	8,935	11,101	34%
At book value without adjustment (minimal or no charge or adjustment)	2,732	—	—	2,732	8%
Not subject to discretionary withdrawal	18,713	—	—	18,713	58%
Total	23,611	—	8,935	32,546	100%
Reinsurance ceded	2,383	—	—	2,383
Total, net of reinsurance	$21,228	$—	$8,935	$30,163

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2024 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$20,696
Policyholders’ reserves – individual annuities	38,818
Liabilities for deposit-type contracts	21,228
Subtotal	80,742
Separate Account Annual Statement:
Annuities	36,500
Other annuity contract deposit-funds and GICs	8,935
Subtotal	45,435
Total	$126,177

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Analysis of life actuarial reserves by withdrawal characteristics

The withdrawal characteristics of the Company's life actuarial reserves as of December 31, 2024 are illustrated below:

General account

	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$21,498	$21,496	$21,551
Universal life with secondary guarantees	1,596	1,433	7,315
Other permanent cash value life insurance	—	85,082	90,020
Variable life	1	1	—
Variable universal life	1,118	1,116	1,173
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	3,023
Accidental death benefits	—	—	3
Disability - active lives	—	—	196
Disability - disabled lives	—	—	323
Miscellaneous reserves	—	—	1,061
Total (gross: direct + assumed)	$24,213	$109,128	$124,665
Reinsurance ceded	4,308	5,141	9,206
Total (net)	$19,905	$103,987	$115,459

Separate account with guarantees

	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	1,554	1,554	1,554
Total (gross: direct + assumed)	$1,554	$1,554	$1,554
Total (net)	$1,554	$1,554	$1,554

Separate account nonguaranteed

	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable life	$1	$1	$2
Variable universal life	1,973	1,953	1,959
Total (gross: direct + assumed)	$1,974	$1,954	$1,961
Total (net)	$1,974	$1,954	$1,961

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Separate accounts

The Company has guaranteed separate accounts classified as the following: nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2024 is as follows:

	Guaranteed
	Indexed	Nonindexed Less than/ Equal to 4%	Non Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2024	$—	$—	$4,474	$4,474

Reserves at December 31, 2024:
For accounts with assets at:
Fair value	$—	$10,038	$37,359	$47,397
Amortized cost/book value	—	1,554	—	1,554
Subtotal SIA Reserves	—	11,592	37,359	48,951
Nonpolicy liabilities	—	—	157	157
Total Separate Account Liabilities	$—	$11,592	$37,516	$49,108

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$—	$10,038	$37,359	$47,397
At book value without market value adjustment and current surrender charge of less than 5%	—	1,554	—	1,554
Subtotal	—	11,592	37,359	48,951
Nonpolicy liabilities	—	—	157	157
Total Separate Account Liabilities	$—	$11,592	$37,516	$49,108

As of December 31, 2024, the Company has $6,562 million of AVR related to book value separate accounts.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$1,862	$1,935	$4,205
Transfers from separate accounts	(10,151)	(9,387)	(14,220)
Subtotal	(8,289)	(7,452)	(10,015)
Reconciling adjustments:
Miscellaneous	4,816	4,278	3,481
Net deposits on deposit-type liabilities	1,531	1,573	1,939
Net transfers from separate accounts	$(1,942)	$(1,601)	$(4,595)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

11.	Debt

MassMutual issues CP in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1,000 million with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by MassMutual. The Notes have a carrying value and face amount of $250 million as of December 31, 2024 and $50 million as of December 31, 2023. Notes issued in 2024 had interest rates ranging from 4.39% to 5.41% with maturity dates ranging from 1 to 62 days. Interest expense for commercial paper for the years ended December 31, 2024 and 2023, was $20 million and $7 million, respectively.

MassMutual has a $1,500 million five-year credit facility, $1,250 million of undrawn commitment, with a syndicate of lenders that can be used for general corporate purposes and to support CP borrowings. During December 2022, the facility was renewed and the scheduled maturity is December 16, 2027. The facility includes two one-year extension options that may be exercised with proper notification as set forth in the agreement. The facility has an upsize option for an additional $500 million. The terms of the credit facility additionally provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2024 and 2023, MassMutual was in compliance with all covenants under the credit facility. For the years ended December 31, 2024 and 2023, there were no draws on the credit facilities. Credit facility fees were less than $1 million for the years ended December 31, 2024 and 2023.

12.	Employee benefit plans

The Company sponsors multiple employee benefit plans, providing retirement, life, health and other benefits to employees, certain employees of unconsolidated subsidiaries, agents, general agents and retirees who meet plan eligibility requirements.

a.	Pension plans

The Company sponsors funded and unfunded noncontributory defined benefit pension plans for its eligible employees, agents and retirees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The funded qualified defined benefit plan generally provides benefits under a cash balance formula based on age, service and salary during the participants’ careers. Certain eligible participants may be entitled to benefits under a legacy defined benefit formula. The Company’s policy is to fund the qualified pension plan in accordance with the Employee Retirement Income Security Act of 1974. There were no contributions in 2024 and 2023.

The Company has announced there will be no new benefit accruals under the plan after December 31, 2024.

b.	Defined contribution plans

The Company sponsors funded qualified defined contribution plans and unfunded nonqualified deferred compensation thrift savings plans for its employees, agents and retirees. Defined contribution plan expense for 2024 and 2023 was $58 million and $56 million, respectively.

c.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and prior service cost are recorded by the Company.

Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. For eligible employees who retire after 2009, except certain employees who were close to retirement in 2010, the Company’s cost is limited to a retiree health reimbursement account (RHRA), which accumulates during an employee’s career and can be drawn down by the retiree to purchase coverage outside of the Company or for other health care costs. Retired employees with a RHRA also may choose to purchase coverage through the private retiree exchange.

For other eligible current and future retired employees, and current and future retired agents, the Company provides access to postretirement health care plans through a private retiree exchange. The Company’s cost is limited to the fixed annual subsidy provided to retirees through a Health Reimbursement Account each year that the retiree can use to purchase coverage on the exchange or for other health care costs.

Company-paid basic life insurance is provided to retirees who retired before 2010 and certain employees who retire after 2009 but were close to retirement in 2010. Supplemental life insurance is available to certain retirees on a retiree-pay-all basis.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

d.	Benefit obligations

Accumulated and projected benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation as of that date.

Refer to Note 12f. “Amounts recognized in the Statutory Statements of Financial Position,” for details on the funded status of the plans. Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, disability or death.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. Select assumptions used in this calculation include expected future compensation levels, mortality and expected retirement age.

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2024	2023	2024	2023
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Accumulated benefit obligation	$2,570	$2,634	$307	$313

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2024	2023	2024	2023
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Projected benefit obligation, beginning of year	$2,634	$2,590	$313	$315
Service cost	99	86	7	7
Interest cost	123	125	15	15
Actuarial (gains) losses	(5)	21	(1)	(14)
Benefits paid	(150)	(222)	(15)	(14)
Change in discount rate	(138)	34	(12)	4
Change in actuarial assumptions	7	—	—	—
Projected benefit obligation, end of year	$2,570	$2,634	$307	$313

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data that is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25-basis point change in the discount rate results in approximately a $53 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. Refer to Note 12h. “Assumptions” for details on the discount rate.

e.	Plan assets

The assets of the qualified pension plan are invested in a MassMutual group annuity contract and in the MassMutual Pension Plan Trust (Pension Trust). The group annuity contract includes a general investment account (GIA). As of December 31, 2024 and 2023, GIA assets managed by the Company were $143 million and $229 million, respectively. The Company was rated AA+ by Standards and Poor’s as of December 31, 2024.

The Company’s overall objective is to manage the assets in a liability framework where investments are selected that are expected to have similar changes in fair value as the related liabilities will have upon changes in interest rates. The company invests in a portfolio of both return-seeking and liability-hedging assets, to achieve long-term growth and to insulate the funded position from interest rate volatility.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The target range allocations are based on two broad categories, return-seeking (generally equities and alternative investments) and liability-hedging (generally fixed income). The return-seeking allocation range is 46% to 54% and liability-hedging range is 46% to 54%. Of the return-seeking assets, the range is 35% to 55% global public equity and 45% to 65% alternatives. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 6% and 9% of the plan assets as of December 31, 2024 and 2023, respectively.

The following presents the change in plan assets:

	December 31,
	2024	2023	2024	2023
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Plan assets, beginning of year	$2,521	$2,483	$4	$2
Actual return on plan assets	73	230	—	—
Employer contributions	26	30	12	14
Benefits paid	(150)	(222)	(15)	(14)
Other	—	—	(1)	2
Plan assets, end of year	$2,470	$2,521	$—	$4

The GIA is designed to provide stable, long-term investment growth. Investments in the GIA are stated at contract value. Contract value is the amount participants would receive if they were to initiate certain transactions under the terms of the plan. It provides for a stated return on principal invested over a specified period and permits withdrawals at contract value for benefit payments, loans, or transfers.

Investments in the Pension Trust are stated at fair value. Noninterest bearing cash is stated at cost value.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 4. "Fair Value of financial instruments".

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Cash, cash equivalents and short-term investments: Short-term investments are stated at cost, which is equal to fair value. Foreign currencies are stated at cost and adjusted for foreign currency gains and losses.

Government securities: Marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations furnished by a pricing service take into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and are therefore classified as Level 2.

Bonds: If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices of debt securities with similar characteristics. Valued using the closing price reported on the active market on which the individual securities are traded.

Mutual funds: Mutual funds are valued at the daily closing price as reported by the fund. Certain mutual funds held by the plan are registered with the SEC and are required to publish their daily NAV. These mutual funds held by the Plan are deemed to be actively traded and are therefore classified as Level 1. The remaining mutual funds do not publish their daily NAV and are therefore classified as Level 2.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Collective investment trusts: Valued using the NAV per unit. The net asset value per unit of the funds is calculated on each business day by dividing the total value of assets, less liabilities, by the number of units outstanding. Unit issuances and redemptions are based on the net asset value determined at the end of the current day and therefore is classified as NAV practical expedient.

Real estate investment trusts: Real estate investment trusts are valued using the plan’s pro-rata interest in the fund and does not have a lock-up period, a funding commitment, or a specific redemption period but are dependent upon the liquidation of underlying assets. Therefore, these investments are classified as NAV practical expedient.

Hedge funds: Hedge funds are based on the plan’s pro rata interest in the fund and have a 45-day redemption period and therefore classified as NAV practical expedient.

Limited partnerships – Private equity/venture capital: The plan utilizes the NAV practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments are accounted for at fair value as described in the partnership’s audited financial statements. These funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lockups or funding commitments.

Limited partnerships – Real estate: The plan utilizes the NAV practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. These funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lockups or funding commitments.

Limited partnerships – Hedge: The Plan utilizes the NAV practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. The hedge funds can be redeemed semi-annually with 95-days notice. There are no lockups or funding commitments.

Other investments: Investments included in this category include asset backed securities, mortgage backed securities, swaps, derivatives, futures and options. Closing prices are not available on the active market. Fair value is determined using models such as matrix pricing and therefore, these securities are classified as Level 2.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables set forth by level, within the fair value hierarchy, the plan’s assets at fair value as of December 31, 2024 and 2023.

	Fair Value as of December 31, 2024
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(In Millions)
Cash, cash equivalents, and short-term investments	$44	$—	$—	$—	$44
Government securities	—	459	—	—	459
Bonds	—	374	—	—	374
Mutual funds	512	—	—	—	512
Real estate investment trusts	—	—	—	47	47
Hedge funds	—	—	—	34	34
Limited partnerships:
Private equity/venture capital	—	—	—	512	512
Real estate	—	—	—	108	108
Hedge	—	—	—	225	225
Other investments	—	3	—	—	3
Total	$556	$836	$—	$926	$2,318

	Fair Value as of December 31, 2023
	Level 1	Level 2	Level 3	NAV Practical Expedient	Total
	(In Millions)
Cash, cash equivalents, and short-term investments	$76	$—	$—	$—	$76
Government securities	—	486	—	—	486
Bonds	—	371	—	—	371
Mutual funds	471	—	—	—	471
Real estate investment trusts	—	—	—	54	54
Hedge funds	—	—	—	31	31
Limited partnerships:
Private equity/venture capital	—	—	—	480	480
Real estate	—	—	—	120	120
Hedge	—	—	—	205	205
Other investments	—	12	—	—	12
Total	$547	$869	$—	$890	$2,306

Plan assets measured at contract value and non-interest bearing cash are excluded from the preceding table.

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, discount rate, demographics and mortality. The unrecognized net actuarial (gains) losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized for pension and other postretirement benefits into net periodic benefit cost over the remaining service-years of active employees.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss and the nonadmitted prepaid pension asset.

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2024	2023	2024	2023
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Projected benefit obligation	$(2,570)	$(2,634)	$(307)	$(313)
Less: plan assets	2,470	2,521	—	4
Projected benefit obligation funded status	$(100)	$(113)	$(307)	$(309)

The qualified pension plan was overfunded by $307 million and $312 million as of December 31, 2024 and 2023, respectively. The nonqualified pension plans are not funded and have total projected benefit obligations of $407 million and $425 million as of December 31, 2024 and 2023, respectively.

The qualified pension plan nonadmitted pension plan asset was $631 million and $653 million as of December 31, 2024 and 2023, respectively.

The Company intends to fund $56 million in 2025 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

g.	Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and is included in general insurance expenses in the Statutory Statements of Operations. The net periodic cost recognized is as follows:

	Years Ended December 31,
	2024	2023	2022	2024	2023	2022
	Pension Benefits			Other Postretirement Benefits
	(In Millions)
Service cost	$99	$86	$97	$7	$7	$9
Interest cost	123	125	86	15	15	10
Expected return on plan assets	(171)	(169)	(194)	—	—	—
Amortization of unrecognized losses and (gains)	19	27	9	(10)	(9)	(1)
Amortization of unrecognized prior service benefit	—	—	—	(5)	(5)	(6)
Total net periodic expense	$70	$69	$(2)	$7	$8	$12

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The expected future pension and other postretirement benefit payments which reflect expected future service are as follows:

	Pension Benefits	Other Postretirement Benefits
	(In Millions)
2025	$205	$19
2026	203	20
2027	195	21
2028	194	22
2029	187	22
2030 - 2034	915	114

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	Years Ended December 31,
	2024	2023	2022	2024	2023	2022
	Pension Benefits			Other Postretirement Benefits
	(In Millions)
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	5.50%	4.85%	5.00%	5.55%	4.85%	5.05%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest Crediting rate	5.00%	5.00%	5.00%	5.55%	4.85%	5.05%

Net periodic benefit cost:
Discount rate	4.85%	5.00%	2.85%	4.85%	5.05%	2.80%
Expected long-term rate of return on plan assets	7.00%	7.00%	6.50%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%
Interest Crediting rate	5.00%	5.00%	5.00%	4.85%	5.05%	2.80%

The discount rate used to determine the benefit obligations as of year-end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each class of asset.

13.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2024	2023	2022
Weighted average grant date fair value:
PSARs granted during the year	$151.50	$145.77	$243.40
PRS granted during the year	150.96	145.67	238.54
Intrinsic value (in thousands):
PSARs options exercised	1,986	65,810	135,219
PRS liabilities paid	103,656	45,600	70,029
Fair value of shares vested during the year	99,903	64,779	136,945

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS
		Weighted Average			Weighted Average
	Number of Share Units	Price	Remaining Contract Terms	Number of Share Units	Price	Remaining Contract Terms
	(In Thousands)		(In Years)	(In Thousands)		(In Years)
Outstanding as of December 31, 2022	3,394	$160.09	4.0	872	$151.41	2.4
Granted	2,762	145.77		1,002	145.67
Exercised	(1,329)	130.59		(252)	116.36
Forfeited	(788)	239.79		(37)	180.80
Outstanding as of December 31, 2023	4,039	144.46	4.4	1,585	152.73	2.1
Granted	1,591	151.50		332	150.96
Exercised	(215)	141.60		(684)	142.11
Forfeited	(229)	147.01		(85)	160.51
Outstanding as of December 31, 2024	5,186	146.66	4.0	1,148	157.97	2.8

Exercisable as of December 31, 2024	1,046	$141.62	2.2	4	$142.60	0.8

The PSARs compensation was an expense of $10 million, $17 million and ($34) million for the years ended December 31, 2024, 2023, and 2022, respectively. The PSARs accrued compensation liability was $1 million and $13 million as of December 31, 2024 and 2023, respectively. There was no unrecognized compensation expense related to nonvested PSAR awards as of December 31, 2024, and the unrecognized compensation expense related to nonvested PSAR awards was $20 million as of December 31, 2023 and $19 million as of December 31, 2022. The weighted average period over which the expense is expected to be recognized is 4.0 years. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The PRS compensation expense was $39 million, $96 million and $31 million for the years ended December 31, 2024, 2023, and 2022, respectively. The PRS accrued compensation liability was $85 million and $148 million for the year ended December 31, 2024 and 2023, respectively. The unrecognized compensation expense related to nonvested PRS awards was $66 million, $87 million and $56 million as of December 31, 2024, 2023, and 2022, respectively. The weighted average period over which the expense is expected to be recognized is 2.8 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability.

14.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2024:

Issue Date	Face Amount	Carrying Value	Interest Rate	Maturity Date	Scheduled Interest Payment Dates	Type of Assets Received Upon Issuance
	($ In Millions)
05/12/03	$193	$193	5.625%	05/15/33	May 15 & Nov 15	Cash
06/01/09	130	129	8.875%	06/01/39	Jun 1 & Dec 1	Cash
01/17/12	263	263	5.375%	12/01/41	Jun 1 & Dec 1	Cash
04/15/15	258	254	4.500%	04/15/65	Apr 15 & Oct 15	Cash
03/23/17	475	471	4.900%	04/01/77	Apr 1 & Oct 1	Cash
10/11/19	838	603	3.729%	10/15/70	Apr 15 & Oct 15	Cash
04/16/20	700	698	3.375%	04/15/50	Apr 15 & Oct 15	Cash
06/26/20	600	815	5.077%	02/15/69	Feb 15 & Aug 15	Treasury Notes
03/01/21	200	231	5.077%	02/15/69	Feb 15 & Aug 15	Treasury Notes
11/18/21	675	670	3.200%	12/01/61	Jun 1 & Dec 1	Treasury Notes
12/01/22	500	500	5.672%	12/01/52	Jun 1 & Dec 1	Treasury Notes
Total	$4,832	$4,827

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2024, the unapproved interest was $43 million. Through December 31, 2024, MassMutual paid cumulative interest of $2,270 million on surplus notes. Interest of $219 million was approved and paid during the year ended December 31, 2024.

There are no sinking fund requirements for the notes issued in 2003, 2009, 2012, 2015, 2017, 2019, 2020, 2021 or 2022.

These notes are unsecured and subordinate to all present and future indebtedness of MassMutual, all policy claims and all prior claims against MassMutual as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company's recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2024 and 2023. Accordingly, the Company has excluded these non-cash activities from the Statutory Statements of Cash Flows for the years ended December 31, 2024, 2023 and 2022.

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Stock conversions	$5,747	$202	$13
Bond conversions and refinancing	1,815	1,460	1,177
Transfer of affiliated common stocks to partnerships and limited liability companies	1,652	38	—
Change in market value of corporate owned life insurance asset	204	217	(46)
Transfer of mortgage loans to partnerships and limited liability companies	186	—	40
Transfer of partnerships and limited liability companies to partnerships and limited liability companies	76	277	620
Transfer of mortgage loans to bonds	66	132	—
Net investment income payment-in-kind bonds	31	14	12
Transfer of mortgage loans to mortgage loans	17	—	—
Transfer of bonds to partnerships and limited liability companies	—	122	441
Transfer of partnerships and limited liability companies to bonds	—	100	187
Transfer of mortgage loans to short-term investments	—	60	—
Accrued discount on mortgage loans	—	10	—
Transfer of partnerships and limited liability companies to stocks	—	3	—
Transfer of bonds to mortgage loans	—	—	626
Transfer of partnerships and limited liability companies to common stocks - subsidiaries and affiliates	—	—	227
Transfer of common stocks unaffiliated to common stocks - subsidiaries and affiliates	—	—	97
Deferred gain on real estate	—	—	16

16.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk. The combined impact of these risks could have a material, adverse effect on the Company’s financial statements or result in operating losses in future periods. The Company employs the use of reinsurance, portfolio diversification, asset/liability management processes and other risk management techniques to mitigate the impact of these risks.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other LTC insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular, interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar denominated investments and medium-term notes along with its indirect international operations. The Company mitigates a portion of its currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company's investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by geopolitics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as Barings. Total rental expense on net operating leases, recorded in general insurance expenses, was $77 million and $93 million for the years ended December 31, 2024 and 2023, respectively. Net operating leases are net of sublease receipts of $9 million and $5 million or the years ended December 31, 2024 and 2023, respectively.

For the years ended December 31, 2024 and 2023, the company has not entered into any sale-leaseback transactions with any unrelated parties.

Future minimum commitments for all lease obligations as of December 31, 2024 were as follows:

	Gross	Affiliated Subleases	Nonaffiliated Subleases	Net
	(In Millions)
2025	$83	$6	$2	$75
2026	70	6	2	62
2027	64	6	2	56
2028	59	5	2	52
2029	55	4	2	49
Thereafter	267	16	5	246
Total	$598	$43	$15	$540

c.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters is inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

e.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2024 and 2023, the Company had approximately $800 million of these unsecured funding commitments to its subsidiaries. The unsecured commitments are included in private placements in the table below. As of December 31, 2024 and 2023, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $77 million and $77 million as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, the Company did not have any funding requests attributable to these letter of credit arrangements.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2024, the Company had the following outstanding commitments:

	2025	2026	2027	2028	2029	Thereafter	Total
	(In Millions)
Private placements	$492	$2,431	$3,169	$2,165	$958	$4,947	$14,162
Mortgage loans	340	421	206	191	139	78	1,375
Partnerships and limited liability companies	2,412	1,088	1,338	658	930	1,226	7,652
LIHTCs (including equity contributions)	—	1	—	1	1	27	30
Preferred stock	$56	$—	$—	$—	$—	$16	$72
Total	$3,300	$3,941	$4,713	$3,015	$2,028	$6,294	$23,291

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2024 and 2023, the Company had no outstanding obligations attributable to these commitments.

f.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2024 and 2023, the Company had no outstanding obligations to any obligor attributable to these guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2024.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee
Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for its wholly-owned subsidiary Barings, if the subsidiary is unable to pay.	—	The liabilities for these plans of $599 million have been recorded on the subsidiaries' books and represent the Company's maximum obligation.
Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary's regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life and MML Bay State).	—	These guarantees are not limited and cannot be estimated.
Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	—	The future maximum potential obligations are immaterial to the Company.
Real Estate Development Guarantee	The construction lender for an office building in London, UK required a cost overrun guarantee equivalent to 8% of the total budgeted cost (£6 million). The Company will only be responsible for its pro rata share of any cost overruns with a maximum additional commitment of approximately £2 million. This will remain in place until June 2025.	—	£8 million
Deferred Equity Guaranty	The lender for the Kimpton Tryon Park hotel has required a “Deferred Equity Guaranty” in the anticipated amount of $3 million. The Guaranteed Equity Amount is equal to the sum of the remaining costs and expenses necessary to complete a planned renovation project at the hotel, less any amounts over $0.5 million deposited in the FF&E Reserve. The Guaranty will remain in place until the renovation project at the hotel is completed, which is anticipated to occur in April 2025.	—	$3 million
Secure Capital for Variable Annuity Separate Accounts	The Company guarantees the capital contributions required to be made by a variable annuity separate account contract holder in the event the contract holder fails to payoff a subscription line utilized to deploy capital for the separate account.	—	$156 million with the right to increase the line to $345 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Related party transactions

MassMutual has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where MassMutual, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services.

MassMutual has agreements with its subsidiaries and affiliates, including MML Investment Advisers LLC, The MassMutual Private Wealth & Trust, FSB, and Baring International Investment Limited, where MassMutual receives revenue for certain recordkeeping and other services that MassMutual provides to customers who select, as investment options, mutual funds managed by these affiliates.

MassMutual has agreements with its subsidiaries, Barings, MML Investment Advisers LLC and MassMutual Intellectual Property LLC, which provide investment advisory services and licensing agreements to MassMutual.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Fee income:
Management and service contracts and cost-sharing arrangements	$471	$425	$366
Investment advisory income	16	16	18
Recordkeeping and other services	12	11	16
Fee expense:
Investment advisory services	277	221	236
Royalty and licensing fees	83	84	71

The Company reported amounts due from subsidiaries and affiliates of $114 million and $132 million as of December 31, 2024 and 2023, respectively. The Company reported amounts due to subsidiaries and affiliates of $108 million and $39 million as of December 31, 2024 and 2023, respectively. Terms generally require settlement of these amounts within 30 to 90 days.

The Company held debt issued by MMHLLC that amounted to $2,144 million as of December 31, 2024 and $2,144 million as of December 31, 2023. The Company recorded interest income on MMHLLC debt of $168 million in 2024 and $125 million in 2023.

As of December 31, 2024, MMIH provided financing of $7,500 million for MassMutual Asset Finance (MMAF) that can be used to finance ongoing asset purchases. During 2024, MMAF borrowed $2,790 million and repaid $1,806 million under the credit facility. During 2023, MMAF borrowed $2,271 million and repaid $2,203 million under the credit facility. Outstanding borrowings under the facility were $6,035 million as of December 31, 2024 and $4,824 million as of December 31, 2023. Interest for these borrowings was $207 million for the year ended December 31, 2024 and $131 million for the year ended December 31, 2023. The floating rate borrowings bear interest at a spread over the 30-day SOFR. The fixed rate borrowings bear an interest at a spread over average life Treasuries.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Together, MassMutual and C.M. Life, provide a credit facility to Jefferies Finance, LLC (Jefferies) whereby Jefferies borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2024, there were no borrowings or repayments recorded. During 2023, Jefferies borrowed $79 million and repaid $79 million under the credit facility. As of December 31, 2024, there were no outstanding borrowings under this facility. All outstanding interest due under the facility, as of December 31, 2024, had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

Capital Contributions from MassMutual

•	$70 million and $92 million to ITPS Holdings LLC in 2024 and 2023, respectively
•	$135 million to DPI Acres Capital LLC in 2024
•	$300 million to DPI Ares Mortgage Lending LLC in 2024
•	$64 million and $96 million to MassMutual Mortgage Lending LLC in 2024 and 2023, respectively
•	$27 million to MMV Europe APAC LP in 2024
•	$98 million to MM Ascend in 2024
•	$15 million to MMV SEA III in 2024
•	$14 million to MassMutual International LLC in 2023
•	$50 million to MassMutual Investment Holding LLC in 2023
•	$18 million to MML CM LLC in 2023

Non-Cash Capital Contributions from MassMutual

•	Investments valued at $1.2 billion to MM Vine Street LLC
•	Investments valued at $404 million to Stillings Street LLC

Return of Capital to MassMutual

•	MMIH paid $50 million in 2024
•	MM/Barings Multifamily paid $20 million in 2024
•	Glidepath Holdings paid $100 million in 2024
•	MM Mortgage Lending paid $10 million in 2024
•	Berkshire Way paid $141 million in 2023
•	EM Opportunities LLC paid $185 million in 2023

Dividends paid to MassMutual

•	MMLIA paid $33 million in 2024
•	MM/Barings Multifamily paid $22 million in 2024
•	MM Mortgage Lending paid $39 million in 2024
•	Insurance Road LLC paid $199 million and $181 million in 2024 and 2023, respectively
•	Berkshire Way paid $139 million in 2023
•	Glidepath Holdings Inc paid $200 million in 2023
•	DPI Acres Capital LLC paid $155 million in 2023

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, Modco and yearly renewable term agreements on life insurance and annuity products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

As of December 31, 2024, the net reinsurance amounts due to C.M. Life and MML Bay State were $19 million and as of December 31, 2023, the net reinsurance amounts due to C.M. Life and MML Bay State were $29 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended
	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Premium assumed	$44	$43	$44
Modco adjustments, included in fees and other income	28	24	12
Expense allowance on reinsurance assumed, included in commissions	(12)	(13)	(13)
Policyholders' benefits	(110)	(108)	(88)
Experience refunds (paid) received	(2)	1	(1)
Accrual for stop-loss agreement	—	—	(18)

The Company currently has one longevity swap agreement with Rothesay Life Plc on certain inforce annuity products. Under this agreement, the Company is the reinsurer and Rothesay Life Plc is the cedent.

The following summarizes the related party transactions between the Company and Rothesay Life Plc:

	December 31,
	2024	2023	2022
	(In Millions)
Premium assumed	$(351)	$(248)	$(203)
Policyholders' benefits	334	235	192

18.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2024 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries and affiliates of MassMutual
C.M. Life Insurance Company
CML Global Capabilities LLC
MM Global Capabilities I LLC
MM Global Capabilities II LLC
MM Global Capabilities III LLC
MM/Barings Multifamily TEBS 2020 LLC
Berkshire Way LLC
MML Special Situations Investor LLC
Timberland Forest Holding LLC
Timberland Forest Holding LLC
Timberland Forest Holding LLC
MSP-SC, LLC
Insurance Road LLC
ITPS Holding LLC
EM Opportunities LLC
MassMutual MCAM Insurance Company, Inc.
MassMutual Ventures US IV GP, LLC
MassMutual Ventures US IV GP, LLC
MassMutual Ventures Europe/APAC I GP, LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Counterpointe Sustainable Advisors LLC
Jefferies Finance LLC (50% owned by MMLIC)
Glidepath Holdings Inc.
MassMutual Mortgage Lending LLC
MM Copper Hill Road LLC
MMV CTF I GP LLC
MM Direct Private Investments Holding LLC
DPI-ACRES Capital LLC
DPI-ARES Mortgage Lending LLC
MM Investment Holding
MML CM LLC
MML Distributors LLC
MML Distributors LLC
MML Investment Advisers, LLC
MML Strategic Distributors, LLC
MassMutual Private Wealth & Trust, FSB
MML Private Placement Investment Company I, LLC
MML Private Equity Fund Investor LLC
MML Private Equity Fund Investor LLC
MM Private Equity Intercontinental LLC
Pioneers Gate LLC
MassMutual Holding LLC
Amherst Long Term Holdings, LLC
Enroll Confidently, Inc.
MassMutual International LLC
MassMutual External Benefits Group LLC
MM Vine Street LLC
Stillings Street LLC
5301 Wisconsin Avenue Associates, LLC
5301 Wisconsin Avenue GP, LLC

Subsidiaries of C.M. Life Insurance Company
MML Bay State Life Insurance Company
CML Special Situations Investor LLC
CM Life Mortgage Lending LLC
CML Mezzanine Investor III, LLC

Subsidiaries of MML Bay State Life Insurance Company
(No subsidiaries)

MM Global Capabilities I LLC
MassMutual Global Business Services India LLP
MM Global Capabilities (Netherlands) B.V.

Timberland Forest Holding LLC
Lyme Adirondack Forest Company, LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of Insurance Road LLC
MassMutual Trad Private Equity LLC
MassMutual Intellectual Property LLC
Trad Investments I LLC

Subsidiaries of ITPS Holding LLC
HITPS LLC

Subsidiaries of MassMutual Ventures US IV GP, LLC
MassMutual Ventures US IV, L.P.

Subsidiaries of MassMutual Ventures Europe/APAC I GP, LLC
MassMutual Ventures Europe/APAC I GP, L.P.

Subsidiaries of Counterpointe Sustainable Advisors LLC
CSA Intermediate Holdco LLC
CSA Incentive Holdco LLC

Subsidiaries of Jefferies Finance LLC
JFIN GP Adviser LLC
Jefferies MM Lending LLC
Green SPE LLC
Jefferies Credit Partners LLC
Jefferies Private Credit BDC Inc.
JCP Funding 2024 LLC
Jefferies Senior Lending LLC
JFIN Revolver Holdings LLC
JFIN Revolver Holdings II LLC
JFIN Co-Issuer Corporation
JFIN Europe GP, S.a.r.l.
Jefferies Finance Business Credit LLC
JFIN Funding 2021 LLC
JSPCS MM LLC
JFIN LC Fund LLC
JFIN Revolver CLO 2017 Ltd.
JFIN Revolver CLO 2017-III Ltd.
JFIN Revolver CLO 2018 Ltd.
JFIN Revolver CLO 2019 Ltd.
JFIN Revolver CLO 2019-II Ltd.
JFIN Revolver CLO 2020 Ltd.
JFIN Revolver CLO 2021-II Ltd.
JFIN Revolver CLO 2021-V Ltd.
JFIN Revolver CLO 2022-II Ltd.
JFIN Revolver CLO 2022-III Ltd.
JFIN Revolver CLO 2022-IV Ltd.
JFIN Revolver CLO 2024-I Ltd.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

JFIN Revolver CLO 2022-IV LLC
JFIN Revolver Fund, L.P.
JFIN Revolver Funding 2021 Ltd.
JFIN Revolver Funding 2021 III Ltd.
JFIN Revolver Funding 2021 IV Ltd.
JFIN Revolver Funding 2022-I Ltd.
JFIN Revolver SPE1 2022 LLC
JFIN Revolver SPE3 2022 LLC
JFIN Revolver SPE4 2022 LLC
JFIN Revolver SPE4 2022 Ltd.
JCP Private Loan Management GP LLC
JF CEI Holdings 1 LLC
Apex Credit Holdings LLC
Tomorrow Parent, LLC
Custom Ecology Holdco, LLC

Subsidiaries of Glidepath Holdings Inc.
MassMutual Ascend Life Insurance Company

Subsidiaries of MMV CTF I GP LLC
MassMutual Ventures Climate Technology Fund I LP

Subsidiaries of MM Direct Private Investments Holding LLC
MM Direct Private Investments UK Limited

Subsidiaries of MM Investment Holding
MMIH Bond Holdings LLC
MassMutual Asset Finance LLC
MassMutual Asset Finance LLC
MML Management Corporation

Subsidiaries of MML CM LLC
Blueprint Income LLC
Flourish Holding Company LLC

Subsidiaries of MassMutual Holding LLC
Fern Street LLC
Low Carbon Energy Holding
Sleeper Street LLC
Haven Life Insurance Agency, LLC
GASL Holdings LLC
Barings Asset-Based Income Fund (US) LP
Barings Perpetual European Direct Lending Fund
Barings Emerging Generation Fund II
Babson Capital Global Special Situation Credit Fund 2

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Barings Global Real Assets Fund LP
Barings Global Special Situations Credit Fund 3
MassMutual Assignment Company
MassMutual Capital Partners LLC
Marco Hotel LLC
HB Naples Golf Owner LLC
RB Apartments LLC
Intermodal Holding II LLC
MassMutual Ventures Holding LLC
MM Catalyst Fund LLC
MM Catalyst Fund II LLC
MM Rothesay Holdco US LLC
MML Investors Services, LLC
LifeScore Labs, LLC
MM Asset Management Holding LLC

Subsidiaries of MassMutual International LLC
MassMutual Solutions LLC
Yunfeng Financial Group Limited (24.9% owned by MassMutual International LLC)

Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for controlled affiliates of the Company:

		As of December 31, 2024
	CUSIP	Gross Value	Non-admitted	Admitted	Latest Filing	2023 Approved Valuation	Filing Code	Valuation Method Disallowed?
	($ in Millions)

MassMutual Holding LLC	57543#-11-8	$17,248	$—	$17,248	9/19/2024	$17,592	Sub-2	No
The MassMutual Trust Co, FSB	57631@-10-5	27	—	27	6/26/2024	25	Sub-2	No
MM Investment Holding	G5695@10-8	758	—	758	6/26/2024	687	Sub-2	No
MM Investment Holding	G5695@11-6	1,239	—	1,239	6/26/2024	1,162	Sub-2	No
Glidepath Holdings Inc	37930@-10-5	4,716	—	4,716	11/11/2022	3,643	Sub-2	No
Aggregate Total		$23,988	$—	$23,988		$23,109

19.	Subsequent events

Management of the Company has evaluated subsequent events through March 03, 2025, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the financial statements, except for:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

On January 14, 2025, MassMutual issued a $600 million funding agreement with a 4.95% fixed rate and a 5-year maturity.

On February 13, 2025, Barings LLC entered into a definitive agreement to acquire Artemis Real Estate Partners, a US-based real estate debt and equity investment manager with gross assets under management of approximately $11 billion. The total purchase price includes an upfront payment of approximately $392 million and a final payment to be made in 2030 of approximately $208 million. The transaction is subject to customary closing conditions, including regulatory approvals and client consents, and is expected to close on or before March 31, 2025. The acquisition is expected to bolster Barings LLC’s position as a key player in the real estate asset management sector. Management is currently evaluating the impact of this acquisition on its statutory financial statements.

20.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2024	$22,493,605	$—	$22,493,605	$15,603,907	$(6,889,698)	$15,603,907	$14,525,080
September 30, 2024	9,854,964	—	9,854,964	8,633,308	(1,221,656)	8,633,308	8,589,373
June 30, 2024	54,957,279	—	54,957,279	49,033,522	(5,923,757)	49,033,522	36,231,196
March 31, 2024	36,924,401	—	36,924,401	33,979,195	(2,945,206)	33,979,195	33,244,880
December 31, 2023	53,672,524	—	53,672,524	51,118,891	(2,553,633)	51,118,891	42,903,097
September 30, 2023	24,928,010	—	24,928,010	24,065,666	(862,344)	24,065,666	21,743,474
June 30, 2023	16,432,523	—	16,432,523	15,955,963	(476,560)	15,955,963	15,431,923
March 31, 2023	56,797,193	—	56,797,193	45,999,577	(10,797,616)	45,999,577	39,477,567
December 31, 2022	47,152,655	—	47,152,655	42,630,344	(4,522,311)	42,630,344	35,962,545
September 30, 2022	23,315,048	—	23,315,048	22,016,070	(1,298,978)	22,016,070	19,284,696
June 30, 2022	17,306,639	—	17,306,639	15,826,391	(1,480,248)	15,826,391	13,534,918
March 31, 2022	30,135,997	—	30,135,997	23,857,778	(6,278,219)	23,857,778	23,674,371
December 31, 2021	6,658,614	—	6,658,614	6,490,508	(168,106)	6,490,508	6,369,198
September 30, 2021	4,061,382	—	4,061,382	3,955,723	(105,659)	3,955,723	3,595,213
June 30, 2021	11,352,643	—	11,352,643	10,386,581	(966,062)	10,386,581	11,323,900
March 31, 2021	11,247,256	—	11,247,256	5,074,493	(6,172,763)	5,074,493	5,237,174
December 31, 2020	16,071,907	—	16,071,907	14,674,300	(1,397,607)	14,674,300	15,473,517
September 30, 2020	21,375,383	—	21,375,383	19,160,250	(2,215,133)	19,160,250	18,862,027
June 30, 2020	10,180,123	—	10,180,123	8,992,610	(1,187,513)	8,992,610	9,249,851
March 31, 2020	24,799,788	—	24,799,788	20,197,344	(4,602,444)	20,197,344	24,683,947
December 31, 2019	3,992,400	—	3,992,400	3,539,281	(453,119)	3,539,281	3,439,138
September 30, 2019	16,909,029	—	16,909,029	15,191,932	(1,717,097)	15,191,932	14,639,756
June 30, 2019	6,980,030	—	6,980,030	6,187,029	(793,001)	6,187,029	7,133,620
March 31, 2019	7,791,000	—	7,791,000	7,634,637	(156,363)	7,634,637	7,683,021
December 31, 2018	4,550,173	—	4,550,173	3,815,559	(734,614)	3,815,559	4,014,514
September 30, 2018	4,320,826	—	4,320,826	3,663,181	(657,645)	3,663,181	3,687,297
June 30, 2018	634,235	—	634,235	279,221	(355,014)	279,221	386,752
March 31, 2018	645,690	—	645,690	488,181	(157,509)	488,181	448,494
December 31, 2017	3,949,513	—	3,949,513	1,958,759	(1,990,754)	1,958,759	2,023,952
September 30, 2017	4,436,542	—	4,436,542	876,942	(3,559,600)	876,942	4,647,683
June 30, 2017	40,538,551	—	40,538,551	39,808,956	(729,595)	39,808,956	60,990,732
March 31, 2017	41,788,380	—	41,788,380	41,391,889	(396,491)	41,391,889	56,156,936
December 31, 2016	42,175,938	—	42,175,938	42,045,721	(130,217)	42,045,721	54,619,477
September 30, 2016	44,266,478	—	44,266,478	41,890,535	(2,375,943)	41,890,535	61,300,066
June 30, 2016	49,097,217	—	49,097,217	48,202,703	(894,514)	48,202,703	63,207,410
March 31, 2016	57,985,071	—	57,985,071	55,783,979	(2,201,092)	55,783,979	70,578,397
December 31, 2015	4,881,394	—	4,881,394	4,783,194	(98,200)	4,783,194	4,728,736
September 30, 2015	50,531,382	—	50,531,382	45,665,859	(4,865,523)	45,665,859	58,523,652
June 30, 2015	66,924,927	—	66,924,927	65,240,585	(1,684,342)	65,240,585	72,953,475
March 31, 2015	17,856,447	—	17,856,447	17,681,510	(174,937)	17,681,510	17,553,999
December 31, 2014	69,225,743	—	69,225,743	68,301,291	(924,452)	68,301,291	79,410,553
September 30, 2014	645,721	—	645,721	604,437	(41,284)	604,437	627,381
June 30, 2014	57,012,606	—	57,012,606	55,422,168	(1,590,438)	55,422,168	75,253,388
March 31, 2014	91,702,041	—	91,702,041	80,744,074	(10,957,967)	80,744,074	97,672,071

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

December 31, 2013	113,707,951	—	113,707,951	108,815,640	(4,892,311)	108,815,640	111,783,052
September 30, 2013	81,945,730	—	81,945,730	80,589,482	(1,356,248)	80,589,482	77,049,314
June 30, 2013	147,215,936	—	147,215,936	142,140,572	(5,075,364)	142,140,572	130,973,023
March 31, 2013	194,772,025	—	194,772,025	188,372,089	(6,399,936)	188,372,089	176,678,910
December 31, 2012	378,096,660	—	378,096,660	366,323,110	(11,773,550)	366,323,110	333,086,073
September 30, 2012	816,573,456	—	816,573,456	788,350,823	(28,222,633)	788,350,823	697,683,289
June 30, 2012	912,025,937	—	912,025,937	890,494,221	(21,531,716)	890,494,221	708,872,106
March 31, 2012	1,095,018,529	—	1,095,018,529	1,058,132,041	(36,886,488)	1,058,132,041	841,095,013
December 31, 2011	1,090,904,993	—	1,090,904,993	1,056,761,288	(34,143,705)	1,056,761,288	754,310,838
September 30, 2011	762,320,632	—	762,320,632	738,510,048	(23,810,584)	738,510,048	546,494,232
June 30, 2011	1,130,732,656	—	1,130,732,656	1,078,535,670	(52,196,986)	1,078,535,670	839,143,290
March 31, 2011	1,097,705,351	—	1,097,705,351	1,068,852,204	(28,853,147)	1,068,852,204	816,688,348
December 31, 2010	968,742,508	—	968,742,508	950,111,417	(18,631,091)	950,111,417	708,895,637
September 30, 2010	915,728,030	—	915,728,030	889,896,058	(25,831,972)	889,896,058	673,462,493
June 30, 2010	1,362,887,892	—	1,362,887,892	1,335,628,212	(27,259,680)	1,335,628,212	975,241,506
March 31, 2010	1,471,905,696	—	1,471,905,696	1,391,337,543	(80,568,153)	1,391,337,543	1,015,645,802
December 31, 2009	1,349,124,214	—	1,349,124,214	1,290,817,168	(58,307,046)	1,290,817,168	852,088,739
September 30, 2009	2,953,442,689	(106,853,708)	2,846,588,981	2,700,948,264	(145,640,717)	2,700,948,264	1,692,409,640
Totals		$(106,853,708)			$(711,086,551)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2024:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
62878HAA9	$16,430,622	$—	$16,430,622	$10,631,579	$(5,799,043)	$10,631,579	$10,631,579
61757MAB4	2,209,786	—	2,209,786	1,691,934	(517,852)	1,691,934	1,464,726
07384YPP5	204,939	—	204,939	12,170	(192,769)	12,170	12,962
124860CB1	8,675	—	8,675	3,325	(5,350)	3,325	2,451
22541N5E5	112,716	—	112,716	92,571	(20,145)	92,571	82,219
22541NUB3	72,527	—	72,527	26,613	(45,914)	26,613	52,715
22943HAD8	2,537,360	—	2,537,360	2,311,617	(225,743)	2,311,617	1,570,185
86360UAF3	878,760	—	878,760	803,253	(75,507)	803,253	678,097
92990GAE3	38,220	—	38,220	30,845	(7,375)	30,845	30,146
Totals	$22,493,605	$—	$22,493,605	$15,603,907	$(6,889,698)	$15,603,907	$14,525,080

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2024:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12624SAE9	$283,581	$—	$283,581	$107,645	$(175,936)	$107,645	$124,189
040104RV5	1,316,794	—	1,316,794	1,183,932	(132,862)	1,183,932	1,356,076
040104TF8	38,801	—	38,801	34,441	(4,360)	34,441	32,572
040104TG6	427,234	—	427,234	339,199	(88,035)	339,199	421,680
04012XAC9	122,612	—	122,612	118,150	(4,462)	118,150	113,225
05535DCF9	1,602,815	—	1,602,815	1,326,621	(276,194)	1,326,621	1,789,110
17311YAC7	1,083,765	—	1,083,765	1,024,522	(59,243)	1,024,522	1,075,634
30247DAD3	485,685	—	485,685	469,281	(16,404)	469,281	463,552
61750FAE0	350,661	—	350,661	324,286	(26,375)	324,286	337,048
86359DXD4	137,432	—	137,432	130,525	(6,907)	130,525	143,263
86363HAB8	31,160	—	31,160	30,449	(711)	30,449	26,908
22540VG71	30,645	—	30,645	29,526	(1,119)	29,526	31,168
22541NUB3	113,852	—	113,852	80,381	(33,471)	80,381	68,940
22943HAD8	2,950,342	—	2,950,342	2,566,001	(384,341)	2,566,001	1,826,541
32053LAA0	16,437	—	16,437	15,758	(679)	15,758	15,626
45660LW96	648,429	—	648,429	648,386	(43)	648,386	562,907
761118RJ9	65,906	—	65,906	59,640	(6,266)	59,640	57,523
85554NAG5	47,438	—	47,438	44,025	(3,413)	44,025	41,374
466247UG6	101,373	—	101,373	100,540	(833)	100,540	102,039
Totals	$9,854,962	$—	$9,854,962	$8,633,308	$(1,221,654)	$8,633,308	$8,589,375

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2024:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00256DAB8	$2,293,480	$—	$2,293,480	$1,123,558	$(1,169,922)	$1,123,558	$1,133,931
62878HAA9	22,229,665	—	22,229,665	19,330,143	(2,899,522)	19,330,143	10,631,579
46639YAX5	4,840,606	—	4,840,606	4,356,606	(484,000)	4,356,606	2,182,538
040104RV5	1,374,485	—	1,374,485	1,317,092	(57,393)	1,317,092	1,289,098
040104TF8	40,063	—	40,063	38,577	(1,486)	38,577	31,948
04012XAC9	125,717	—	125,717	121,053	(4,664)	121,053	109,385
12479DAC2	1,568,478	—	1,568,478	1,507,516	(60,962)	1,507,516	1,260,108
1248MGAJ3	39,339	—	39,339	36,493	(2,846)	36,493	31,938
17311YAC7	1,130,510	—	1,130,510	1,068,361	(62,149)	1,068,361	1,058,184
24763LFY1	79,137	—	79,137	56,898	(22,239)	56,898	80,148
30247DAD3	503,737	—	503,737	488,694	(15,043)	488,694	456,193
40431KAE0	1,951,281	—	1,951,281	1,905,908	(45,373)	1,905,908	1,943,159
46629NAC7	31,407	—	31,407	30,431	(976)	30,431	25,499
46630KAA4	143,450	—	143,450	141,586	(1,864)	141,586	140,735
617463AA2	7,597	—	7,597	7,322	(275)	7,322	6,323
61750FAE0	369,653	—	369,653	350,312	(19,341)	350,312	329,593
61750MAB1	2,958	—	2,958	2,835	(123)	2,835	2,781
61755AAB2	2,454	—	2,454	2,359	(95)	2,359	2,428
86359DXD4	142,667	—	142,667	137,350	(5,317)	137,350	145,141
86363HAB8	32,111	—	32,111	31,169	(942)	31,169	26,424
92926SAB2	392	—	392	351	(41)	351	364
93934XAB9	115,953	—	115,953	101,026	(14,927)	101,026	112,047
05535DAN4	445,322	—	445,322	440,021	(5,301)	440,021	485,938
18974BAA7	118,366	—	118,366	118,173	(193)	118,173	118,788
22540VG71	32,306	—	32,306	32,221	(85)	32,221	32,311
22541NUB3	121,803	—	121,803	119,790	(2,013)	119,790	55,976
22943HAD8	3,037,380	—	3,037,380	2,969,818	(67,562)	2,969,818	1,824,526
251510FB4	991,980	—	991,980	977,715	(14,265)	977,715	949,619
251513AQ0	38,093	—	38,093	37,966	(127)	37,966	35,832
32053LAA0	16,926	—	16,926	16,894	(32)	16,894	15,685
45254TRX4	52,515	—	52,515	52,231	(284)	52,231	50,916
45660LW96	660,160	—	660,160	653,133	(7,027)	653,133	545,339
45660LYW3	681,953	—	681,953	671,659	(10,294)	671,659	610,731
75115DAH8	3,134	—	3,134	2,919	(215)	2,919	2,655
761118FM5	1,360,921	—	1,360,921	1,317,414	(43,507)	1,317,414	1,331,404
761118RJ9	68,124	—	68,124	66,151	(1,973)	66,151	57,214
86358HHX0	135,467	—	135,467	88,953	(46,514)	88,953	71,879
86359BLQ2	646,438	—	646,438	619,933	(26,505)	619,933	466,829
92925VAM2	129,124	—	129,124	81,086	(48,038)	81,086	122,377
45660N5H4	1,036,870	—	1,036,870	974,290	(62,580)	974,290	1,002,198
61915RBB1	1,435,288	—	1,435,288	1,426,877	(8,411)	1,426,877	1,296,802
92922FWU8	335,190	—	335,190	333,499	(1,691)	333,499	328,225
17309FAE8	60,256	—	60,256	53,623	(6,633)	53,623	69,177
32051DCJ9	24,293	—	24,293	24,274	(19)	24,274	23,660
362334CN2	7,052	—	7,052	7,052	—	7,052	6,748
362341VU0	1,258,267	—	1,258,267	1,249,922	(8,345)	1,249,922	1,118,645
36298XAB8	4,703,619	—	4,703,619	4,033,800	(669,819)	4,033,800	4,079,741
466247UG6	103,056	—	103,056	101,640	(1,416)	101,640	101,176
59024WAB3	106,858		106,858	90,598	(16,260)	90,598	112,505
86359DME4	321,381	—	321,381	316,230	(5,151)	316,230	314,754
Totals	$54,957,282	$—	$54,957,282	$49,033,522	$(5,923,760)	$49,033,522	$36,231,194

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2024:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12624SAE9	$2,480,393	$—	$2,480,393	$56,686	$(2,423,707)	$56,686	$241,500
040104RV5	1,372,644	—	1,372,644	1,353,068	(19,576)	1,353,068	1,287,522

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

040104TF8	40,362	—	40,362	39,469	(893)	39,469	32,106
040104TG6	408,732	—	408,732	408,732	—	408,732	415,551
04012XAC9	124,521	—	124,521	124,515	(6)	124,515	106,576
12479DAC2	1,571,594	—	1,571,594	1,571,482	(112)	1,571,482	1,282,896
1248MGAJ3	39,783	—	39,783	39,439	(344)	39,439	33,515
17311YAC7	1,170,871	—	1,170,871	1,116,200	(54,671)	1,116,200	1,101,339
30247DAD3	510,622	—	510,622	505,931	(4,691)	505,931	473,455
35729RAE6	3,439,174	—	3,439,174	3,413,826	(25,348)	3,413,826	3,125,685
46629NAC7	31,443	—	31,443	31,252	(191)	31,252	25,667
46630KAA4	144,821	—	144,821	144,182	(639)	144,182	141,222
617463AA2	8,108	—	8,108	7,554	(554)	7,554	6,470
61749BAB9	58,393	—	58,393	58,386	(7)	58,386	62,224
61750FAE0	377,655	—	377,655	367,352	(10,303)	367,352	338,847
61750MAB1	3,228	—	3,228	2,932	(296)	2,932	2,831
617526AE8	161,089	—	161,089	160,981	(108)	160,981	184,441
61757MAB4	2,216,577	—	2,216,577	2,159,573	(57,004)	2,159,573	1,598,436
86359DXD4	149,656	—	149,656	142,761	(6,895)	142,761	149,311
93934XAB9	117,534	—	117,534	116,301	(1,233)	116,301	115,601
05535DAN4	508,829	—	508,829	467,091	(41,738)	467,091	482,546
07387AFX8	46,064	—	46,064	46,059	(5)	46,059	48,686
12667GKG7	41,516	—	41,516	40,855	(661)	40,855	41,704
12669E6K7	203,472	—	203,472	170,046	(33,426)	170,046	211,716
17025RAA3	216,726	—	216,726	186,092	(30,634)	186,092	236,121
18974BAA7	125,342	—	125,342	120,261	(5,081)	120,261	120,791
18974BAN9	63,192	—	63,192	59,615	(3,577)	59,615	63,277
22540VG71	33,573	—	33,573	33,122	(451)	33,122	33,174
22943HAD8	3,148,442	—	3,148,442	3,060,640	(87,802)	3,060,640	1,848,458
23321P6A1	1,123,431	—	1,123,431	1,114,640	(8,791)	1,114,640	1,207,067
251513AQ0	38,189	—	38,189	38,155	(34)	38,155	36,248
32053LAA0	17,947	—	17,947	17,219	(728)	17,219	15,858
45254TRX4	54,912	—	54,912	53,392	(1,520)	53,392	52,178
466247XE8	516,447	—	516,447	508,389	(8,058)	508,389	461,123
589929X29	311,818	—	311,818	309,770	(2,048)	309,770	315,074
61915RBZ8	160,029	—	160,029	160,028	(1)	160,028	139,745
65535VRK6	438,977	—	438,977	425,951	(13,026)	425,951	439,052
761118RJ9	72,483	—	72,483	70,209	(2,274)	70,209	59,726
86358HHX0	148,713	—	148,713	94,224	(54,489)	94,224	73,108
92978EAA2	73,009	—	73,009	73,005	(4)	73,005	69,366
23332UCM4	18,388	—	18,388	18,314	(74)	18,314	17,838
86360UAF3	894,861	—	894,861	894,830	(31)	894,830	697,974
92922FWU8	342,798	—	342,798	338,495	(4,303)	338,495	331,458
05949CCB0	27,131	—	27,131	27,127	(4)	27,127	28,180
12669GTE1	4,186	—	4,186	3,956	(230)	3,956	3,825
32051DCJ9	26,983	—	26,983	26,968	(15)	26,968	26,248
362341VU0	1,271,263	—	1,271,263	1,269,383	(1,880)	1,269,383	1,176,122
576433NH5	286,355	—	286,355	253,071	(33,284)	253,071	199,571
57645LAA2	9,040,600		9,040,600	9,037,867	(2,733)	9,037,867	10,546,925
86359DMC8	3,241,522	—	3,241,522	3,239,802	(1,720)	3,239,802	3,536,527
Totals	$36,924,398	$—	$36,924,398	$33,979,198	$(2,945,200)	$33,979,198	$33,244,881

PART C
OTHER INFORMATION

Item 27.       Exhibits

Exhibit (a)

C.M. Life Insurance Company Board of Directors Resolution establishing the C.M. Multi-Account A Separate Account – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022

Exhibit (b)	Not Applicable.
Exhibit (c)	i.

Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

ii.

Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

iii.

Template for Insurance Product Distribution Agreement (version 4/2021) (MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed April 25, 2023

Exhibit (d)	i.

Individual Variable Deferred Annuity Contract with Flexible Purchase Payment – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022

	ii.	Governmental 457(b) Deferred Compensation Plan Rider – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	iii.	Individual Retirement Annuity Rider – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	iv.	1.	ERISA Tax Sheltered Annuity Rider – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
		2.	Non-ERISA Tax Sheltered Annuity Rider – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	v.	Basic Death Benefit Endorsement – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	vi.	Terminal Illness Endorsement – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
	vii.	Unisex Rate Endorsement – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
Exhibit (e)	Form of Application – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
Exhibit (f)	i.

Charter documentation of C.M. Life Insurance Company as approved April 25, 1980 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

	ii.	By-Laws of C.M. Life Insurance Company – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
Exhibit (g)	Not Applicable.
Exhibit (h)	i.	Fund Participation Agreements

a.	AIM Funds (Invesco Funds)
1.

Participation Agreement dated April 30, 2004 (AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		i.	Amendment No. 1 dated April 30, 2010 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
ii.

Amendment No. 2 effective May 24, 2019 (MML Bay State Life Insurance Company becomes a party) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-49457 filed April 28, 2021

		iii.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
2.

Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and C.M. Life Insurance Company and MML Bay State Life Insurance Company becomes a party) – Incorporated by reference to Post-Effective Amendment No. 21 to Registration Statement File No. 333-49457 filed April 26, 2017

		i.	Amendment No. 1 effective May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-49457 filed April 28, 2021
		ii.	Amendment effective April 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-259818 filed April 25, 2023
3.

Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and C.M. Life Insurance Company and MML Bay State Life Insurance Company becomes a party) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

		i.	Amendment No. 1 effective May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-49457 filed April 28, 2021
b.	Fidelity® Funds
1.

Amended and Restated Participation Agreement dated September 28, 2021 (Fidelity Distributors Company, LLC, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products Fund V and C.M. Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

		i.	First Amendment dated September 28, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021
		ii.	Second Amendment effective August 7, 2023 – Incorporated by reference to Initial Registration Statement File No. 333-274306 filed September 1, 2023
2.

Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

3.

Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated October 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		ii.	Second Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated November 1, 2018 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
iv.

Fourth Amendment dated September 28, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

	4.	Service Agreement effective September 28, 2021 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed December 17, 2021

c.	MML Funds
1.

Participation Agreement dated August 15, 2008 (MML Series Investment Fund, American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

2.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		ix.	Ninth Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
d.	MML II Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
			xi.	Eleventh Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
	e.	PIMCO Funds
1.

Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			i.	Amendment No. 1 effective as of June 30, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			ii.	New Agreements and Amendments dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iii.	Amendment effective as of May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
			iv.	Amendment signed March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-95845 filed April 26, 2017
		2.	Termination Agreement dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
3.

Selling Agreement executed on April 26, 2006 (Allianz Global Investors Distributors LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) for Advisor Class Shares of PIMCO Variable Insurance Trust – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

4.

Services Agreement (Trust) for PIMCO Variable Insurance Trust (Pacific Investment Management Company LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective as of March 1, 2017 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

			i.	Amendment No. 1 dated November 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-150916 filed April 28, 2021
	f.	Voya Funds
1.

Participation Agreement dated April 26, 2006 (C.M. Life Insurance Company, ING Funds Distributor, LLC and ING Variable Products Trust) – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022

			i.	Amendment dated January 16, 2014 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
			ii.	Amendment dated December 23, 2014 and effective as of May 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022
ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)
a.

AIM Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021

		1.	Amendment No. 1 dated June 30, 2020 – Incorporated by reference to Pre-Effective Amendment 3 to Registration Statement File No. 333-229670 filed October 2, 2020
b.

Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

c.

MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

d.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

e.

PIMCO Variable Insurance Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

f.

Voya Variable Products Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (i)	Not Applicable.
Exhibit (j)	Not Applicable.
Exhibit (k)	Opinion and Consent of Counsel – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95845 filed April 28, 2022

Exhibit (l)	i.	Auditor Consents:
• Company Financial Statements (*)
• Separate Account Financial Statements (*)
Exhibit (m)	Not Applicable.
Exhibit (n)	Not Applicable.
Exhibit (o)	Not Applicable.
Exhibit (p)	i.	Powers of Attorney for:
		•	Roger W. Crandall
		•	Mary Jane Fortin
		•	Keith McDonagh
		•	Michael J. O’Connor
		•	Paul A. LaPiana
– Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-259818 filed on or about April 25, 2025
Exhibit (q)	Not Applicable.
Exhibit (r)	Not Applicable.
(*)	Filed herewith

Item 28.       Directors and Officers of the Insurance Company

Directors of C.M. Life Insurance Company

Roger W. Crandall, Director (Chairman), President, and Chief Executive Officer 1295 State Street Springfield, MA 01111	Paul A. LaPiana, Director and Executive Vice President 1295 State Street Springfield, MA 01111
Michael J. O’Connor, Director, and General Counsel 1295 State Street Springfield, MA 01111	Mary Jane Fortin, Director, Executive Vice President, and Chief Financial Officer 10 Fan Pier Boulevard Boston, MA 02210

Principal Officers of C.M. Life Insurance Company (other than those who are also Directors, as referenced above):

Keith McDonagh, Corporate Controller 10 Fan Pier Boulevard Boston, MA 02210	Eric Partlan, Executive Vice President 10 Fan Pier Boulevard Boston, MA 02210
Tokunbo Akinbajo, Corporate Secretary 1295 State Street Springfield, MA 01111	Dominic Blue, Executive Vice President 1295 State Street Springfield, MA 01111
Julieta Sinisgalli, Treasurer 10 Fan Pier Boulevard Boston, MA 02210

Item 29.       Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account

– Incorporated by reference to Item 32 on Form N-6 in Post-Effective Amendment No. 4 to Registration Statement File No. 333-259818 filed on or about April 25, 2025

Item 30.       Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with certain officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interest; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Law. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 31.         Principal Underwriters

(a)

MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.
MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MMLIS and MSD are the principal underwriters for this Contract. The following people are officers and directors of MMLIS and officers and directors of MSD:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Vaughn Bowman	Director, Chairman of the Board, Chief Executive Officer, and President	(*)
John Vaccaro	Director and Chairman Emeritus	(*)
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana	Director	(*)
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Joseph Mallee	Director, Agency Field Force Supervisor and Vice President	(*)
David Mink	Vice President and Chief Operations Officer	(*)
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	(*)
Courtney Reid	Chief Compliance Officer	(*)
James P. Puhala	Deputy Chief Compliance Officer	(*)
Michael Gilliland	Deputy Chief Compliance Officer	(*)
Thomas Bauer	Chief Technology Officer	(*)
Anthony Frogameni	Chief Privacy Officer	(*)
Linda Bestepe	Vice President	(*)
Brian Foley	Vice President	10 Fan Pier Boulevard Boston, MA 02210
James Langham	Vice President	(*)
Michael Thomas	Vice President	2 Park Ave. New York, NY 10016
Daken Vanderburg	Vice President	(*)
Mary B. Wilkinson	Vice President	10 Fan Pier Boulevard Boston, MA 02210
David Holtzer	Field Risk Officer	(*)
Amy Francella	Assistant Secretary	(*)
Alyssa O’Connor	Assistant Secretary	(*)
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	(*)
Julieta Sinisgalli	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Kevin Lacomb	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Tricia Cohen	Continuing Education Officer	(*)
Mario Morton	Registration Manager	(*)
Kelly Pirrotta	AML Compliance Officer	(*)
John Rogan	Regional Vice President	(*)
Tanya Wilber	Regional Vice President	(*)
(*)	1295 State Street, Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Dominic Blue	Director and Chairman of the Board	(*)
Matthew DiGangi	Director, Chief Executive Officer, and President	(*)
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	(*)
James P. Puhala	Vice President and Chief Compliance Officer	(*)
Vincent Baggetta	Chief Risk Officer	(*)
Paul LaPiana	Vice President	(*)
Delphine Soucie	Vice President	(*)
Alyssa O’Connor	Assistant Secretary	(*)
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	(*)
Julieta Sinisgalli	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Mario Morton	Registration Manager	(*)
Kelly Pirrotta	AML Compliance Officer	(*)
(*)	1295 State Street, Springfield, MA 01111-0001

(c)

Compensation From the Registrant
For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registered Separate Account during the Registered Separate Account’s last fiscal year, refer to the “Distribution and Administration” section of the Statement of Additional Information.

Item 32.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registered Separate Account through C.M. Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001.

Item  33.        Management Services

Not Applicable.

Item 34.        Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

C.M. Life Insurance Company hereby represents that the fees and charges deducted under the MassMutual Artistry (Artistry) contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, and the State of North Carolina on this 23rd  day of April, 2025.

C.M. MULTI-ACCOUNT A
(Registered Separate Account)

C.M. LIFE INSURANCE COMPANY
(Insurance Company)

By:	ROGER W. CRANDALL * Roger W. Crandall President and Chief Executive Officer (principal executive officer) C.M. Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL * Roger W. Crandall	Director, President and Chief Executive Officer (principal executive officer)	April 23, 2025
MARY JANE FORTIN * Mary Jane Fortin	Chief Financial Officer (principal financial officer)	April 23, 2025
KEITH MCDONAGH * Keith McDonagh	Corporate Controller (principal accounting officer)	April 23, 2025
MICHAEL J. O’CONNOR * Michael J. O’Connor	Director	April 23, 2025
PAUL LAPIANA * Paul LaPiana	Director	April 23, 2025
/s/ GARY F. MURTAGH * Gary F. Murtagh Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit
Item 27.	Exhibit (l)	i.	Auditor Consents: • Company Financial Statements • Separate Account Financial Statements